As filed with the Securities and Exchange Commission on February 27, 2004

1933 Act File No. 33-07404

1940 Act File No. 811-4760

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933  ☒

POST-EFFECTIVE AMENDMENT NO.106  ☒

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940  ☒

AMENDMENT NO. 106  ☒

SCUDDER ADVISOR FUNDS

(Exact Name of Registrant as Specified in Charter)

One South Street

Baltimore, MD 21202

(Address of Principal Executive Offices) (Zip Code)

(410) 895-5000

(Registrant’s Telephone Number)

Daniel O. Hirsch

One South Street

Baltimore, MD 21202

(Name and address of agent for service)

Copy to:

Burton M. Leibert, Esq.

Willkie Farr & Gallagher LLP

787 Seventh Avenue

It is proposed that this filing will become effective:

☒	immediately upon filing pursuant to paragraph (b)

☐	on pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a) (i)

☐	on pursuant to paragraph (a) (i)

☐	75 days after filing pursuant to paragraph (a) (ii)

☐	on pursuant to paragraph (a) (ii) of Rule 485

Global/International Funds III

Prospectus

February 28, 2004

Scudder International Equity Fund

Investment Class

Scudder International Select Equity Fund

Investment Class

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents

How the Funds Work

4	Scudder International Equity Fund

12	Scudder International Select Equity Fund

19	Other Policies and Secondary Risks

21	Who Manages and Oversees the Funds

25	Financial Highlights

How to Invest in the Funds

28	Buying and Selling Investment Class Shares

29	Policies You Should Know About

36	Understanding Distributions and Taxes

How the Funds Work

On the next few pages, you’ll find information about each fund’s investment goal, the main strategies each uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in a fund or are already a shareholder, you’ll probably want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They’re not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

Investment Class

ticker symbol	BTEQX
fund number	820

Scudder International Equity Fund

The Fund’s Main Investment Strategy

The fund seeks long-term capital appreciation. The fund is a feeder fund in a master/feeder arrangement. The fund pursues its investment objective by investing substantially all of its assets in a master portfolio, the International Equity Portfolio (the “Portfolio”), a separate mutual fund which has the same investment objective and policies as the fund. Under normal circumstances, the fund, through the Portfolio, invests at least 80% of its assets, determined at the time of purchase, in the stocks and other securities with equity characteristics of companies in developed countries outside the United States. The Portfolio invests for capital appreciation, not income; any dividend or interest income is incidental to the pursuit of that goal.

Almost all the companies in which the Portfolio invests are based in the developed foreign countries that make up the MSCI EAFE® Index, plus Canada. The Portfolio may also invest a portion of its assets in companies based in the emerging markets of Latin America, the Middle East, Europe, Asia and Africa if the portfolio managers believe that their return potential more than compensates for the extra risks associated with these markets. While the portfolio managers have invested in emerging markets in the past, under normal market conditions they do not consider this a central element of the Portfolio’s strategy. Typically, the Portfolio would not hold more than 15% of its net assets in emerging markets. In implementing this overall strategy, the Portfolio may experience a high portfolio turnover rate.

The Portfolio invests for the long term. The portfolio managers employ a strategy of growth at a reasonable price. The portfolio managers seek to identify companies outside the United States that combine strong potential for earnings growth with reasonable investment value. Such companies typically exhibit increasing rates

4    |    Scudder International Equity Fund

of profitability and cash flow, yet their share prices compare favorably to other stocks in a given market and to their global peers. In evaluating stocks, the portfolio managers consider factors such as sales, earnings, cash flow and enterprise value. Enterprise value is a company’s market capitalization plus the value of its net debt. The portfolio managers further consider the relationship between these and other quantitative factors. Together, these indicators of growth and value may identify companies with improving prospects before the market in general has taken notice.

Company research lies at the heart of the portfolio managers’ investment process, as it does with many stock mutual funds. The portfolio managers track several thousand companies to arrive at the approximately 100 stocks the Portfolio normally holds. But the portfolio managers’ process brings an added dimension to this fundamental research. They draw on the insight of experts from a range of financial disciplines — regional stock market specialists, global industry specialists, economists and quantitative analysts. They challenge, refine and amplify each other’s ideas. Their close collaboration is a critical element of the portfolio managers’ investment process.

The Portfolio may invest in various instruments commonly known as “derivatives” to increase or decrease its exposure to an asset class, securities market, index or currency. The Portfolio will primarily use futures, options, options on futures, forward currency transactions and swaps. The portfolio managers may use derivatives in circumstances when the portfolio managers believe the derivatives offer an economical means of gaining exposure to a particular asset class, securities market, index or currency. The Portfolio may also

Futures, options and options on futures contracts are used as a low-cost method for gaining exposure to a particular securities market or index without investing directly in those securities.

Forward currency transactions are the purchase or sale of a foreign currency at an exchange rate established now, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or, where possible, to add to investment returns.

A swap is a transaction where one security or characteristic of a security is swapped for another.

Scudder International Equity Fund    |    5

invest in derivatives to gain exposure to the market while, at the same time, maintaining a high degree of liquidity in order to meet shareholder redemptions or other needs. Use of some derivatives may have the effect of leveraging the Portfolio’s exposure to a particular asset class or other investment, which heightens risk but may also allow for enhanced returns. In implementing this strategy, the Portfolio may experience a high portfolio turnover rate.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund’s performance, cause you to lose money or make the fund perform less well than other investments.

Stock Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the Portfolio will decline in value. To minimize this risk, the portfolio managers monitor each of the stocks in the Portfolio according to three basic quantitative criteria. They subject a stock to intensive review if:

■	its rate of price appreciation begins to trail that of its national stock index;

■	the financial analysts who follow the stock, both within the advisor and outside, cut their estimates of the stock’s future earnings; or

■	the stock’s price approaches the downside target the managers set when they first bought the stock (and may since have modified to reflect changes in market and economic conditions).

In this review, the portfolio managers seek to learn if the deteriorating performance accurately reflects deteriorating prospects or if, in their view, it merely reflects investor overreaction to temporary circumstances.

Portfolio Turnover. The portfolio turnover rate measures the frequency that the Portfolio sells and replaces the securities it holds within a given period. Recently, the Portfolio has had a high portfolio turnover rate. High turnover can increase the Portfolio’s transaction costs, thereby lowering its returns. It may also increase your tax liability if you do not hold the fund in a tax-advantaged account such as an IRA.

6    |    Scudder International Equity Fund

Foreign Investment Risk. Foreign markets often exhibit more volatility than those in the US. Investing in foreign securities involves greater risk than investing in US securities for various reasons, including:

■	Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the fund invests, we analyze countries and regions to try to anticipate these risks.

■	Information Risk. Financial reporting standards for companies based in foreign markets are often less stringent than those applicable to US companies and may present an incomplete or misleading picture of a foreign company.

■	Liquidity Risk. Securities that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active securities. This liquidity risk is a factor of the trading volume of a particular security, as well as the size and liquidity of the entire local market. On the whole, foreign markets are smaller and less liquid than the US market. This can make buying and selling certain securities more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell a security in an orderly fashion at a price that approaches the manager’s estimate of its value.

■	Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

■	Currency Risk. The Portfolio invests in foreign securities denominated in foreign currencies. To the extent that the fund is exposed to non-dollar currencies, if these currencies decline in value relative to the dollar, it may reduce gains or increase losses.

Emerging Market Risk. To the extent that the Portfolio does invest in emerging markets to enhance overall returns, it may face higher political, information, liquidity, regulatory and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their stock markets in the

The fund is designed for individuals who are seeking high capital appreciation and are willing to accept the risks of investing in the stocks of foreign companies.

Scudder International Equity Fund    |    7

past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Derivative Risk. Derivatives may be more volatile and less liquid than traditional securities. Risks associated with derivatives include:

■	the derivative may not fully offset the underlying positions;

■	derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities;

■	the possibility the Portfolio cannot sell the derivative because of an illiquid secondary market; and

■	the risk that the derivatives transaction could expose the fund to the effect of leverage, which could increase the fund’s exposure to the market and potential losses that it could have if it had not entered into these transactions. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the fund.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates their price, you may not receive the full market value for your fund shares when you sell.

8    |    Scudder International Equity Fund

The Fund’s Performance History

While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the performance for the fund’s Investment Class shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees, taxes or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder International Equity Fund

Annual Total Returns (%) as of 12/31 each year	Investment Class

For the periods included in the bar chart:

Best Quarter: 32.05%, Q4 1999	Worst Quarter: -19.31%, Q3 2002

Scudder International Equity Fund    |    9

Average Annual Total Returns (%) as of 12/31/2003
	1 Year	5 Years	10 Years

Investment Class

Returns before Taxes	30.14	-3.22	5.85

Return after Taxes on Distributions	30.14	-3.20	5.43

Return after Taxes on Distributions and Sale of Fund Shares	20.43	-2.61	4.92

Index (reflects no deductions for fees, expenses or taxes)*	38.59	-0.05	4.47

Index: The MSCI EAFE Index is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East.

Total returns would have been lower if operating expenses hadn’t been reduced.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or (800) 621-1048 or visit our Web site at www.scudder.com.

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund’s taxable distributions, not a shareholder’s gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

10    |    Scudder International Equity Fund

How Much Investors Pay

The table below describes the fees and expenses that you may pay if you buy and hold fund shares.

Fee Table

Shareholder Fees, paid directly from your investment	None

Annual Operating Expenses, deducted from fund assets[1]

Management Fee	0.65%

Distribution (12b-1) Fees	None

Other Expenses	1.07

Total Annual Operating Expenses	1.72

Less Fee Waiver/Expense Reimbursements	0.22

Total Net Annual Operating Expenses[2]	1.50

[1]	Information on the annual operating expenses reflects the expenses of both the fund and the International Equity Portfolio, the master portfolio into which the fund invests all of its assets.
[2]	The advisor and administrator have contractually agreed through February 28, 2005, to waive a portion of their fees and reimburse expenses so that the total operating expense ratio (excluding extraordinary expenses) remains at the level indicated as “Total Net Annual Operating Expenses”).

Based on the costs above (including one year of capped expenses in each period), this example helps you compare this fund’s expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years

Investment Class	$153	$520	$913	$2,012

Scudder International Equity Fund    |    11

Investment Class

ticker symbol	MGIVX
fund number	899

Scudder International Select Equity Fund

The Fund’s Main Investment Strategy

The fund seeks capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in equity securities and other securities with equity characteristics.

The fund primarily invests in the countries that make up the MSCI EAFE® Index. The MSCI EAFE® Index tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. At least 50% of the fund’s assets will be invested in securities that are represented in the MSCI EAFE® Index. However, the fund may invest up to 50% of its total assets in non-Index securities of companies located in the countries that make up the Index.

The MSCI EAFE® Index has a median market capitalization of approximately $2.6 billion. Under normal market conditions, the fund invests in securities of issuers with a minimum market capitalization of $500 million.

OTHER INVESTMENTS The fund may also invest up to 20% of its assets in cash equivalents, U.S. investment grade fixed income securities and U.S. stocks and other equities. Although not one of its principal investment strategies, the fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities.) In particular, the fund may use futures, currency options and forward currency transactions. The portfolio managers may use these and other types of derivatives in circumstances where the portfolio managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. (See “Other Policies and Secondary Risks” for more information).

12    |    Scudder International Select Equity Fund

The portfolio managers seek to identify a focused list of approximately 30 to 40 companies that offer, in their opinion, the greatest upside potential on a rolling 12-month view. The portfolio managers use an entirely bottom-up approach, with no active allocation among countries, regions or industries.

The portfolio managers’ process begins with a broad universe of equity securities of issuers located in the countries that make up the MSCI EAFE® Index. The universe includes all securities in the Index and a large number of securities not included in the Index but whose issuers are located in the countries that make up the Index.

Teams of analysts worldwide screen the companies in the universe to identify those with high and sustainable return on capital and long-term prospects for growth. The portfolio managers focus on companies with real cash flow on investment rather than published earnings. The research teams rely on information gleaned from a variety of sources and perspectives, including broad trends such as lifestyle and technological changes, industry cycles and regulatory changes, quantitative screening and individual company analysis.

Based on this fundamental research, the portfolio managers set a target price objective (the portfolio managers’ opinion of the intrinsic value of the security) for each security and rank the securities based on these target price objectives. The portfolio managers apply a strict buy and sell strategy. The top 30 to 40 stocks in the ranking are purchased for the fund. Stocks are sold when they meet their target price objectives or when the portfolio managers revise price objectives downward. In implementing this strategy, the fund may experience a high portfolio turnover rate.

Scudder International Select Equity Fund    |    13

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund’s performance, cause you to lose money or make the fund perform less well than other investments.

Stock Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market, including stocks held by the fund.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the fund’s portfolio will decline in value.

Foreign Investment Risk. Foreign markets often exhibit more volatility than those in the US. Investing in foreign securities involves greater risk than investing in US securities for various reasons, including:

■	Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the fund invests, they may in the future.

■	Information Risk. Financial reporting standards for companies based in foreign markets are often less stringent than those applicable to US companies and may present an incomplete or misleading picture of a foreign company.

■	Liquidity Risk. Securities that trade infrequently or in low volumes can be more difficult or more costly to buy, or to sell, than more liquid or active securities. This liquidity risk is a factor of the trading volume of a particular security, as well as the size and liquidity of the entire local market. On the whole, foreign markets are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell a security in an orderly fashion at a price that approaches the portfolio managers’ estimate of its value.

The fund is designed for individuals who are seeking high capital appreciation and are willing to accept the risks of investing in the stocks of foreign companies.

14    |    Scudder International Select Equity Fund

■	Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

■	Currency Risk. The fund invests in foreign securities denominated in foreign currencies. To the extent that the fund is exposed to non-dollar currencies, if these currencies decline in value relative to the dollar, it may reduce gains or increase losses.

Futures and Options. Although not one of its principal investment strategies, the fund may invest in futures and options, which are types of derivatives. Risks associated with derivatives include:

■	the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

■	derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities;

■	the risk that the fund cannot sell the derivative because of an illiquid secondary market; and

■	futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates their price, you may not receive the full market value for your fund shares when you sell.

Scudder International Select Equity Fund    |    15

The Fund’s Performance History

While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the performance for the fund’s Investment Class shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees, taxes or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder International Select Equity Fund

Annual Total Returns (%) as of 12/31 each year	Investment Class

For the periods included in the bar chart:

Best Quarter: 16.28%, Q2 2003	Worst Quarter: -18.29%, Q3 2002

16    |    Scudder International Select Equity Fund

Average Annual Total Returns (%) as of 12/31/2003
	1 Year	Since Inception*

Investment Class

Return before Taxes	32.11	1.66

Return after Taxes on Distributions	32.08	0.63

Return after Taxes on Distributions and Sale of Fund Shares	21.37	0.88

Index (reflects no deductions for fees, expenses or taxes)**	38.59	-2.87

Index: The MSCI EAFE Index is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East.

*	The Investment Class commenced operations on October 29, 1999.
**	Index comparison begins on October 31, 1999.

Total returns would have been lower if operating expenses hadn’t been reduced.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or (800) 621-1048 or visit our Web site at www.scudder.com.

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund’s taxable distributions, not a shareholder’s gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

Scudder International Select Equity Fund    |    17

How Much Investors Pay

The table describes the fees and expenses that you may pay if you buy and hold fund shares.

Fee Table

Shareholder Fees, paid directly from your investment

Maximum Sales Charge (Load) Imposed on Purchases (as % of offering price)	None

Maximum Contingent Deferred Sales Charge (Load) (as % of redemption proceeds)	None

Redemption/Exchange Fee (as % of amount redeemed, if applicable)[1]	2.00%

Annual Operating Expenses, deducted from fund assets

Management Fee	0.70%

Distribution (12b-1) Fee	None

Other Expenses (including a 0.25% shareholder servicing fee)	0.63

Total Annual Operating Expenses[2]	1.33

[1]	The 2.00% short-term redemption fee applies to shares redeemed (either by selling or exchanging into another fund) within 60 days of purchase. The fee is withheld from redemption proceeds and retained by the fund.
[2]	The advisor and administrator have contractually agreed through February 28, 2005, to waive their fees or reimburse expenses so that total operating expenses (excluding extraordinary expenses) will not exceed 1.50%. This waiver excludes 0.01% of interest charges on fund borrowing.

Based on the costs above, this example helps you compare this fund’s expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years

Investment Class	$135	$421	$729	$1,601

18    |    Scudder International Select Equity Fund

Other Policies and Secondary Risks

While the sections on the previous pages describe the main points of each fund’s strategy and risks, there are a few other issues to know about:

Other policies

■	Each fund’s objectives are not fundamental policies. We must notify shareholders before we change them, but we do not require their approval to do so.

■	The funds may trade securities actively. This could raise transaction costs (thus lowering return) and could result in higher taxable distributions.

■	As a temporary defensive measure, each fund could shift up to 100% of assets into investments such as fixed income securities (in the case of Scudder International Equity Fund only), money market securities or other short-term bonds that offer comparable safety. This could prevent losses but, while engaged in a temporary defensive position, the fund may not achieve its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

■	Each fund’s equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks.

Secondary risks

IPO Risk. IPOs may be very volatile, rising and falling rapidly based, among other reasons, on investor perceptions rather than economic reasons. Additionally, IPOs may have a magnified performance on a fund so long as the fund has a small asset base. A fund may not experience a similar impact on its performance as its assets grow because it is unlikely a fund will be able to obtain proportionately larger IPO allocations.

Other Policies and Secondary Risks    |    19

Small Company Risk. To the extent that a fund invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price — down as well as up — than the stocks of larger companies. A shortage of reliable information, the same information gap that creates opportunity in small company investing, can also pose added risk. Industrywide reversals may have a greater impact on small companies, since they lack a large company’s financial resources. Finally, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company’s shares may be more difficult to sell.

For more information

This prospectus doesn’t tell you about every policy or risk of investing in the funds.

If you want more information on a fund’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

20    |    Other Policies and Secondary Risks

Who Manages and Oversees the Funds

The investment advisor

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Scudder International Equity Fund

The fund is a “feeder fund” that invests substantially all of its assets in the International Equity Portfolio. The fund and the Portfolio have the same investment objective. The Portfolio accepts investments from other feeder funds. A feeder fund bears the Portfolio’s expenses in proportion to its assets. Each feeder fund can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows the fund’s Trustees to withdraw the fund’s assets from the Portfolio if they believe doing so is in the shareholders’ best interests. If the Trustees withdraw the fund’s assets, they would then consider whether the fund should hire its own investment advisor, invest in a different master portfolio, or take other action.

Under the supervision of the Board of Trustees, Deutsche Asset Management, Inc. (“DeAM, Inc.”), with headquarters at 345 Park Avenue, New York, New York 10154, acts as the Portfolio’s investment advisor. DeAM, Inc. is also the investment advisor to other mutual funds in the Scudder family of funds.

Who Manages and Oversees the Funds    |    21

Investment Subadvisor for Scudder International Equity Fund

Deutsche Asset Management Investment Services Ltd. (“DeAMIS”) acts as the subadvisor for the Portfolio.

As subadvisor, DeAMIS makes the Portfolio’s investment decisions. It buys and sells securities for the Portfolio and conducts the research that leads to the purchase and sale decisions. DeAMIS is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Scudder International Select Equity Fund

DeAMIS, with headquarters at One Appold Street, London, England, acts as investment advisor for the fund. DeAMIS makes the fund’s investment decisions. DeAMIS buys and sells securities for the fund and conducts the research that leads to the purchase and sale decisions. DeAMIS is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM, Inc., and DeAMIS are indirect, wholly owned subsidiaries of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee of 0.65% and 0.70% based on the average daily net assets of the Portfolio and the International Select Equity Fund, respectively. Below are the actual rates, after fee waivers, paid by the Portfolio and the International Select Equity Fund for the most recent fiscal year, as a percentage of the Portfolio’s and the International Select Equity Fund’s average daily net assets:

Fund Name	Fee Paid

Scudder International Equity Portfolio	0.53%

Scudder International Select Equity Fund	0.70%

The advisor pays the sub-advisor for the Portfolio a portion of its fees.

22    |    Who Manages and Oversees the Funds

Regulatory Update

As are many other mutual fund complexes, Scudder is conducting an ongoing review of market timing in the Scudder Funds – including trading by clients, employees and ex-employees. Market timing refers generally to the frequent trading in and out of mutual fund shares in order to take advantage of pricing inefficiencies.

Scudder has identified an investment advisory firm that had an arrangement with the organization that resulted in frequent trading, including trading in your fund, inconsistent with registration statement policies. We are currently investigating the extent of such trading and whether it caused dilution. The arrangement with the outside management investment advisory firm began before the new Scudder management team was in place in 2002. In early 2003, management initiated steps that led to the subsequent termination of the arrangement. Scudder will work with your fund’s board to establish an appropriate measure of dilution losses, if any, related to the trading, and reimbursement for those losses.

The inquiry into market timing in the Scudder Funds is ongoing. Scudder has provided information about the preliminary results of its review to the appropriate regulators and to the fund boards. Scudder continues to cooperate with each regulator that has sought information.

Who Manages and Oversees the Funds    |    23

The portfolio managers

The following people handle the day-to-day management of each fund.

Scudder International Equity Fund

Scudder International Select Equity Fund

Alexander Tedder

Managing Director, Deutsche Asset Management and Lead Manager of the funds.

■Head of EAFE Equity Portfolio Selection team.

■Joined the investment advisor in 1994.

■Prior to that, was a European analyst (1990-1994) and representative (1992-1994) for Schroders.

■14 years of investment experience.

■Fluent in German, French, Italian and Spanish.

■Masters in Economics and Business Administration from Freiburg University.

Clare Gray

CFA, Director, Deutsche Asset Management and Co-Manager of the funds.

■Joined the investment advisor in 1993.

■Over ten years of investment industry experience.

■BS, Cornell University.

Matthias Knerr

CFA, Director, Deutsche Asset Management and Co-Manager of the funds.

■Joined Deutsche Asset Management in 1995.

■Head of the Capital Goods Global Sector Team: London.

■Portfolio manager for EAFE Equities and Global Equities.

■BS, Pennsylvania State University.

Sangita Uberoi

CFA, Director, Deutsche Asset Management and Co-Manager of the funds.

■Joined Deutsche Asset Management in 1994.

■Head of the Global Equity Research Team for Consumer Goods, Retail and Leisure Sector: London.

■Portfolio manager for EAFE Equities.

■Previously 2 years of experience in equity research and investments at Lehman Brothers and Smith Barney.

■BA, Tufts University.

24    |    Who Manages and Oversees the Funds

Financial Highlights

These tables are designed to help you understand each fund’s financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent auditors, whose report, along with each fund’s financial statements, is included in that fund’s annual report (see “Shareholder reports” on the back cover).

Scudder International Equity Fund — Investment Class

Years Ended October 31,	2003	2002	2001	2000	1999[a]		1999[b]

Selected Per Share Data

Net asset value, beginning of period	$15.63	$18.14	$25.55	$25.33	$24.22		$20.68

Income (loss) from investment operations:

Net investment income (loss)	.14[c]	.06[c]	.08	(.02)	(.02)		.04

Net realized and unrealized gain (loss) on investment transactions	2.96	(2.56)	(7.28)	.24	1.13		3.56

Total from investment operations	3.10	(2.50)	(7.20)	.22	1.11		3.60

Less distributions from:

Net investment income	(.01)	(.01)	—	—	—		(.06)

Net realized gains	—	—	(.21)	—	—		—

Total distributions	(.01)	(.01)	(.21)	—	—		(.06)

Net asset value, end of period	$18.72	$15.63	$18.14	$25.55	$25.33		$24.22

Total Return (%)[d]	19.85[e]	(13.78)	(28.38)	.83	4.63	**	17.35

Ratios to Average Net Assets and Supplemental Data

Net assets, end of period ($ millions)	347	418	815	2,128	1,914		1,851

Ratio of expenses before expense reductions (including expenses allocated from the International Equity Portfolio)	1.72	1.69	1.68	1.67	1.70	*	1.66

Ratio of expenses after expense reductions (including expenses allocated from the International Equity Portfolio)	1.50	1.50	1.50	1.50	1.50	*	1.50

Ratio of net investment income (loss) (%)	.86	.34	.24	(.07)	(.93	)*	.19

[a]	On September 8, 1999, the Board of Trustees approved the change of the fiscal year end from September 30 to October 31.
[b]	For the years ended September 30.
[c]	Based on average shares outstanding during the period.
[d]	Total return would have been lower had certain expenses not been reduced.
[e]	In 2003, the Advisor fully reimbursed the Portfolio for currency transactions which did not meet the Portfolio’s investment guidelines. Excluding this reimbursement, the total return would have been 19.53% and the impact to the Class was $0.05 per share.
*	Annualized
**	Not annualized

Financial Highlights    |    25

Scudder International Select Equity Fund — Investment Class

Years Ended October 31,	2003	2002	2001	2000

Selected Per Share Data

Net asset value, beginning of period	$13.14	$14.24	$21.31	$18.09

Income (loss) from investment operations:

Net investment income (loss)	.16[a]	.06[a]	—[b]	.01

Net realized and unrealized gain (loss) on investment transactions	2.50	(1.16)	(5.08)	3.49

Total from investment operations	2.66	(1.10)	(5.08)	3.50

Less distributions from:

Net investment income	(.03)	—	—	—

Net realized gains on investment transactions	—	—	(1.99)	(.28)

Total distributions	(.03)	—	(1.99)	(.28)

Redemption fees	—	—	—	—

Net asset value, end of period	$15.77	$13.14	$14.24	$21.31

Total Return (%)	20.41	(7.72)	(25.88)	(19.41)

Ratios to Average Net Assets and Supplemental Data

Net assets, end of period ($ millions)	40	13	10	9

Ratio of expenses before expense reductions (includes interest expense paid by the Fund) (%)	1.35	1.42	1.41	1.28

Ratio of expenses after expense reductions (includes interest expense paid by the Fund) (%)	1.33	1.42	1.41	1.28

Ratio of expenses after expense reductions (excludes interest expense paid by the Fund) (%)	1.33	1.41	1.40	1.28

Ratio of net investment income (loss) (%)	1.12	.43	.12	.04

Portfolio turnover rate (%)	160	178	220	233

[a]	Based on average shares outstanding during the period.
[b]	Amount is less than $.005

26    |    Financial Highlights

How to Invest in the Funds

The following pages tell you how to invest in the funds and what to expect as a shareholder. If you’re investing directly with Scudder, all of this information applies to you.

If you’re investing through a service agent — for example, a workplace retirement plan, financial supermarket or financial advisor — your provider may have its own policies or instructions, and you should follow those.

These instructions are for buying and selling Investment Class shares.

Buying and Selling Investment Class Shares

You may only buy Investment Class shares if you have a shareholder account set up with a financial advisor. Financial advisors include brokers or any bank, dealer or other financial institution that has a sub-shareholder servicing agreement with the funds. Financial advisors may charge additional fees to investors for those services not otherwise included in their subdistribution or servicing agreement, such as cash management or special trust or retirement investment reporting.

Contact your financial advisor for details on how to enter and pay for your order. Each fund’s advisor, administrator or their affiliates may provide compensation to your financial advisor for distribution, administrative and promotional services.

Investment minimums

Initial investment	$1,000

Subsequent investment	$50

IRA account

Initial investment	$500

Subsequent investment	$50

Automatic investment plan (minimum/maximum)	$50/$250,000

Minimum account balance	$1,000

The funds and their service providers reserve the right to waive or modify the investment minimums from time to time at their discretion.

Service plan

The Scudder International Select Equity Fund has adopted a service plan for its Investment Class shares. Under the plan, the fund pays service fees at an aggregate annual rate of up to 0.25% of the fund’s average daily net assets for its Investment Class shares. The fees are compensation to financial advisors for providing personal services and/or account maintenance services to their customers. In the event that your service plan is terminated, your shares will be converted to Institutional Class shares of the fund.

28    |    Buying and Selling Investment Class Shares

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.

If you are investing through a financial advisor, check the materials you received from them about how to buy and sell shares. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that a financial advisor may charge its own fees separate from those charged by each fund.

In either case, keep in mind that the information in this prospectus applies only to each fund’s Investment Class. The funds have other share classes, which are described in separate prospectuses and which have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 621-1048.

Policies about transactions

Each fund is open for business each day the New York Stock Exchange is open. Each fund calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

Policies You Should Know About    |    29

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by each fund then we may reject your application and order.

Each fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in “good order.” After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

If we are unable to verify your identity within time frames established by a fund, after a reasonable effort to do so, you will receive written notification.

The funds generally will not accept new account applications to establish an account with a non-U.S. address (APO/FPO and U.S. territories are acceptable) or for a non-resident alien.

Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you’ll need to allow extra time. Your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You’ll need to

30    |    Policies You Should Know About

make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

Telephone and Electronic Transactions. You are automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.

Since many transactions may be initiated by telephone or electronically, it’s important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 pm (Eastern time) the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

Each fund accepts payment for shares only in US dollars by check, by bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, traveler’s checks, starter checks, money orders, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.

When you ask us to send or receive a wire, please note that while we don’t charge a fee to send or receive wires, it’s possible that your bank may do so. Wire transactions are generally completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.

The Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.scudder.com to get up-to-date information, review balances or even place orders for exchanges.

Policies You Should Know About    |    31

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn’t cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

Exchanges are a shareholder privilege, not a right: we may reject any exchange order or require a shareholder to own shares of a fund for 15 days before we process the order for the other fund, particularly when there appears to be a pattern of “market timing” or other frequent purchases and sales. We may also reject or limit purchase orders, for these or other reasons. However, there is no assurance that these policies will be effective in limiting the practice of market timing in all cases.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you’ll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don’t need a signature guarantee. Also, you don’t generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature — a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can’t get a signature

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

32    |    Policies You Should Know About

guarantee from a notary public and we must be provided with the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

Short-term redemption fee

The Scudder International Select Equity Fund may charge a short-term redemption fee of 2.00% of the net asset value of the Investment Class shares being redeemed (either by selling or exchanging into another fund) within 60 days of purchase. This fee will compensate the fund for expenses directly related to the redemption of fund shares, discourage short-term investment in the fund and facilitate more efficient portfolio management.

The short-term redemption fee is withheld from redemption proceeds. This fee is not a deferred sales charge and is not a commission. The fee is paid to the fund.

The short-term redemption fee does not apply to:

■	Shares acquired through reinvestment of dividends and other distributions;

■	Shares of the Scudder International Select Equity Fund in an account which is closed by us because it fails to meet the minimum balance requirements; and

■	Shares held by certain 401(k) plans, similar individual account plans or profit sharing plans.

The short-term redemption fee may apply to shares held through certain omnibus accounts. With regard to these accounts, the fund reserves the right, in its sole discretion, to impose (or not to impose) the short-term redemption fee in the future. The fund will make this determination after considering, among other things, the fund’s costs of processing redemptions from these accounts. You should consult with your retirement plan administrator or omnibus account representative to determine whether the redemption fee is applicable to your shares.

Policies You Should Know About    |    33

The fund will use the “first-in, first-out” method to determine your holding period. If you have purchased shares at various times, the shares held the longest will be redeemed first for the purposes of determining whether or not the redemption fee will be applied. If your holding period is less than 60 days, the short-term redemption fee will be assessed on the net asset value of those shares calculated at the time the redemption is effected.

How the funds calculate share price

To calculate net asset value per share or NAV, the share class uses the following equation:

TOTAL ASSETS - TOTAL LIABILITIES	=	NAV
TOTAL NUMBER OF SHARES OUTSTANDING

The Scudder International Select Equity Fund may charge a short-term redemption fee equal to 2.00% of the value of the Investment Class Shares redeemed (either by selling the shares or exchanging the shares into another fund) within 60 days of purchase.

The price at which you buy and sell shares is the NAV.

We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by a fund’s Board that are intended to reflect fair value when market quotations or pricing service information are not readily available or when a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a fund’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

To the extent that a fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren’t able to buy or sell fund shares. This is

34    |    Policies You Should Know About

because some foreign markets are open on days or at times when the funds don’t price their shares.

Other rights we reserve

You should be aware that we may do any of the following:

■	withdraw or suspend the offering of shares at any time

■	withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

■	reject a new account application if you don’t provide any required or requested identifying information, or for other reasons

■	refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in a fund’s best interest or when a fund is requested or compelled to do so by governmental authority or by applicable law

■	close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable redemption fees); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability

■	close your account and send you the proceeds if your balance falls below $1,000. We will give you 60 days’ notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don’t apply to investors with $100,000 or more in Scudder fund shares or in any case where a fall in share price created the low balance)

■	pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; a fund generally won’t make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund’s net assets, whichever is less

Policies You Should Know About    |    35

■	change, add, or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust a fund’s investment minimum at any time)

■	suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund’s earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) A fund may not always pay a distribution for a given period.

Each fund intends to pay dividends and distributions to their shareholders annually in December and, if necessary, may do so at other times as well.

For federal income tax purposes, income and capital gains distributions are generally taxable. However, distributions by the funds to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don’t indicate a preference, your dividends and distributions will all be reinvested. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment is the only option.

Because each shareholder’s tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

36    |    Understanding Distributions and Taxes

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sale of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

The tax status of a fund’s earnings you receive and your own fund transactions generally depends on their type:

Generally taxed at capital gains rates:	Generally taxed at ordinary income rates:

Taxable distributions from a fund ■gains from the sale of securities held by the fund for more than one year ■qualified dividend income	■gains from the sale of securities held by a fund for one year or less ■all other taxable income

Transactions involving fund shares ■gains from selling fund shares held for more than one year	■gains from selling fund shares held for one year or less

Any investments in foreign securities may be subject to foreign withholding taxes. In that case, a fund’s yield on those securities would be decreased. Shareholders may be able to claim a credit or deduction with respect to foreign taxes. In addition, any investments in foreign securities or foreign currencies may increase or accelerate a fund’s recognition of ordinary income and may affect the timing or amount of a fund’s distributions.

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a fund as derived from qualified dividend income are eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. In addition, each fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the fund’s shares for the lower rates to apply.

For taxable years beginning on or before December 31, 2008, the maximum long-term capital gains rate applicable to individuals has

Understanding Distributions and Taxes    |    37

been reduced to 15%. For more information, see the Statement of Additional Information under “Taxes.”

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before a fund pays a dividend, you’ll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund pays a dividend. In tax-advantaged retirement accounts you don’t need to worry about this.

38    |    Understanding Distributions and Taxes

Notes

To Get More Information

Shareholder reports — These include commentary from each fund’s management team about recent market conditions and the effects of the fund’s strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) — This tells you more about each fund’s features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).

For a free copy of any of these documents or to request other information about each fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each fund are available from the EDGAR Database on the SEC’s Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund’s SAI, at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (202) 942-8090.

Scudder Investments

222 South Riverside Plaza

Chicago, IL 60606-5808

www.scudder.com

(800) 621-1048

Distributor

Scudder Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606-5808

SEC

Public Reference Section

Washington, D.C. 20549-0102

www.sec.gov

(202) 942-8090

SEC File Numbers:
Scudder International Equity Fund	881–4760
Scudder International Select Equity Fund	811–8006

Printed on recycled paper.    (02/28/04) SGINTF3-1-IV

Global/International Funds III

Prospectus

February 28, 2004

Scudder International Equity Fund

Classes A, B and C

Scudder International Select Equity Fund

Classes A, B, C and R

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents

How the Funds Work

4	Scudder International Equity Fund

13	Scudder International Select Equity Fund

21	Other Policies and Secondary Risks

23	Who Manages and Oversees the Funds

27	Financial Highlights

How to Invest in the Funds

35	Choosing a Share Class

41	How to Buy Class A, B and C Shares

42	How to Exchange or Sell Class A, B and C Shares

43	How to Buy or Sell Class R Shares

44	Policies You Should Know About

53	Understanding Distributions and Taxes

How the Funds Work

On the next few pages, you’ll find information about each fund’s investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in a fund or are already a shareholder, you’ll probably want to look this information over carefully. You may want to keep it on hand for reference as well.

Classes A, B and C shares are generally intended for investors seeking the advice and assistance of a financial advisor. Class R shares are only available to participants in certain retirement plans.

Remember that mutual funds are investments, not bank deposits. They’re not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

	Class A	Class B	Class C

ticker symbol	DBAIX	DBBIX	DBCIX
fund number	420	620	720

Scudder International Equity Fund

The Fund’s Main Investment Strategy

The fund seeks long-term capital appreciation. The fund is a feeder fund in a master/feeder arrangement. The fund pursues its investment objective by investing substantially all of its assets in a master portfolio, the International Equity Portfolio (the “Portfolio”), a separate mutual fund which has the same investment objective and policies as the fund. Under normal circumstances, the fund, through the Portfolio, invests at least 80% of its assets, determined at the time of purchase, in the stocks and other securities with equity characteristics of companies in developed countries outside the United States. The Portfolio invests for capital appreciation, not income; any dividend or interest income is incidental to the pursuit of that goal.

Almost all the companies in which the Portfolio invests are based in the developed foreign countries that make up the MSCI EAFE® Index, plus Canada. The Portfolio may also invest a portion of its assets in companies based in the emerging markets of Latin America, the Middle East, Europe, Asia and Africa if the portfolio managers believe that their return potential more than compensates for the extra risks associated with these markets. While the portfolio managers have invested in emerging markets in the past, under normal market conditions they do not consider this a central element of the Portfolio’s strategy. Typically, the Portfolio would not hold more than 15% of its net assets in emerging markets. In implementing this overall strategy, the Portfolio may experience a high portfolio turnover rate.

The Portfolio invests for the long term. The portfolio managers employ a strategy of growth at a reasonable price. The portfolio managers seek to identify companies outside the United States that combine strong potential for earnings growth with reasonable investment value. Such companies typically exhibit increasing rates

4    |    Scudder International Equity Fund

of profitability and cash flow, yet their share prices compare favorably to other stocks in a given market and to their global peers. In evaluating stocks, the portfolio managers consider factors such as sales, earnings, cash flow and enterprise value. Enterprise value is a company’s market capitalization plus the value of its net debt. The portfolio managers further consider the relationship between these and other quantitative factors. Together, these indicators of growth and value may identify companies with improving prospects before the market in general has taken notice.

Company research lies at the heart of the portfolio managers’ investment process, as it does with many stock mutual funds. The portfolio managers track several thousand companies to arrive at the approximately 100 stocks the Portfolio normally holds. But the portfolio managers’ process brings an added dimension to this fundamental research. They draw on the insight of experts from a range of financial disciplines — regional stock market specialists, global industry specialists, economists and quantitative analysts. They challenge, refine and amplify each other’s ideas. Their close collaboration is a critical element of the portfolio managers’ investment process.

The Portfolio may invest in various instruments commonly known as “derivatives” to increase or decrease its exposure to an asset class, securities market, index or currency. The Portfolio will primarily use futures, options, options on futures, forward currency transactions and swaps. The portfolio managers may use derivatives in circumstances when the portfolio managers believe the derivatives offer an economical means of gaining exposure to a particular asset class, securities market, index or currency. The Portfolio may also invest in derivatives to gain exposure to the market while, at the same time, maintaining a high degree of liquidity in order to meet shareholder redemptions or other needs. Use of some derivatives

Futures, options and options on futures contracts are used as a low-cost method for gaining exposure to a particular securities market or index without investing directly in those securities.

Forward currency transactions are the purchase or sale of a foreign currency at an exchange rate established now, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or, where possible, to add to investment returns.

A swap is a transaction where one security or characteristic of a security is swapped for another.

Scudder International Equity Fund    |    5

may have the effect of leveraging the Portfolio’s exposure to a particular asset class or other investment, which heightens risk but may also allow for enhanced returns. In implementing this strategy, the Portfolio may experience a high portfolio turnover rate.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund’s performance, cause you to lose money or make the fund perform less well than other investments.

Stock Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the Portfolio will decline in value. To minimize this risk, the portfolio managers monitor each of the stocks in the Portfolio according to three basic quantitative criteria. They subject a stock to intensive review if:

■	its rate of price appreciation begins to trail that of its national stock index;

■	the financial analysts who follow the stock, both within the advisor and outside, cut their estimates of the stock’s future earnings; or

■	the stock’s price approaches the downside target the managers set when they first bought the stock (and may since have modified to reflect changes in market and economic conditions).

In this review, the portfolio managers seek to learn if the deteriorating performance accurately reflects deteriorating prospects or if, in their view, it merely reflects investor overreaction to temporary circumstances.

Foreign Investment Risk. Foreign markets often exhibit more volatility than those in the US. Investing in foreign securities

Portfolio Turnover. The portfolio turnover rate measures the frequency that the Portfolio sells and replaces the securities it holds within a given period. Recently, the Portfolio has had a high portfolio turnover rate. High turnover can increase the Portfolio’s transaction costs, thereby lowering its returns. It may also increase your tax liability if you do not hold the fund in a tax-advantaged account such as an IRA.

6    |    Scudder International Equity Fund

involves greater risk than investing in US securities for various reasons, including:

■	Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the fund invests, we analyze countries and regions to try to anticipate these risks.

■	Information Risk. Financial reporting standards for companies based in foreign markets are often less stringent than those applicable to US companies and may present an incomplete or misleading picture of a foreign company.

■	Liquidity Risk. Securities that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active securities. This liquidity risk is a factor of the trading volume of a particular security, as well as the size and liquidity of the entire local market. On the whole, foreign markets are smaller and less liquid than the US market. This can make buying and selling certain securities more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell a security in an orderly fashion at a price that approaches the managers’ estimate of its value.

■	Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

■	Currency Risk. The Portfolio invests in foreign securities denominated in foreign currencies. To the extent that the fund is exposed to non-dollar currencies, if these currencies decline in value relative to the dollar, it may reduce gains or increase losses.

Emerging Market Risk. To the extent the Portfolio does invest in emerging markets to enhance overall returns, it may face higher political, information, liquidity, regulatory and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging

The fund is designed for individuals who are seeking high capital appreciation and are willing to accept the risks of investing in the stocks of foreign companies.

Scudder International Equity Fund    |    7

economies heavily reliant on foreign capital and vulnerable to capital flight.

Derivative Risk. Derivatives may be more volatile and less liquid than traditional securities. Risks associated with derivatives include:

■	the derivative may not fully offset the underlying positions;

■	derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities;

■	the possibility the Portfolio cannot sell the derivative because of an illiquid secondary market; and

■	the risk that the derivatives transaction could expose the fund to the effect of leverage, which could increase the fund’s exposure to the market and potential losses that it could have if it had not entered into these transactions. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the fund.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates their price, you may not receive the full market value for your fund shares when you sell.

8    |    Scudder International Equity Fund

The Fund’s Performance History

While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund’s Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees, taxes or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class A, B and C shares is June 29, 2001. In the bar chart, the performance figures for Class A before that date reflect the historical performance of the fund’s original share class (Investment Class), which has the same total annual operating expenses as Class A.

In the table, the performance figures for each share class prior to its inception are based on the historical performance of the Investment Class adjusted to reflect the higher gross total annual operating expenses of Class B and C and the current applicable sales charges of Class A, B and C. Investment Class shares are offered in a different prospectus.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Class B and C. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder International Equity Fund

Annual Total Returns (%) as of 12/31 each year	Class A

For the periods included in the bar chart:

Best Quarter: 32.05%, Q4 1999	Worst Quarter: –19.28%, Q3 2002

Scudder International Equity Fund    |    9

Average Annual Total Returns (%) as of 12/31/2003
	1 Year	5 Years	10 Years

Class A

Return before Taxes	22.68	-4.35	5.23

Return after Taxes on Distributions	23.01	-4.27	4.84

Return after Taxes on Distributions and Sale of Fund Shares	13.86	-3.78	4.30

Class B (Return before Taxes)	26.03	-4.06	5.05

Class C (Return before Taxes)	29.18	-3.94	5.06

Index (reflects no deductions for fees, expenses or taxes)	38.59	-0.05	4.47

Index: The MSCI EAFE Index is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East.

Total returns would have been lower if operating expenses hadn’t been reduced.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or (800) 621-1048 or visit our Web site at www.scudder.com.

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund’s taxable distributions, not a shareholder’s gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

10    |     Scudder International Equity Fund

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

Fee Table	Class A	Class B	Class C

Shareholder Fees, paid directly from your investment

Maximum Cumulative Sales Charge (Load)	5.75%	4.00%	1.00%

Maximum Sales Charge (Load) Imposed on Purchases (as % of offering price)	5.75	None	None

Maximum Contingent Deferred Sales Charge (Load) (as % of redemption proceeds)	None[1]	4.00	1.00

Annual Operating Expenses, deducted from fund assets[2]

Management Fee	0.65%	0.65%	0.65%

Distribution (12b-1) Fee	0.25	0.75	0.75

Other Expenses[3]	1.07	1.32	1.32

Total Annual Operating Expenses	1.97	2.72	2.72

Less Fee Waiver/Expense Reimbursements	0.47	0.47	0.47

Total Net Annual Operating Expenses[4]	1.50	2.25	2.25

[1]	The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see “Policies You Should Know About — Policies about transactions”) may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.
[2]	Information on the annual operating expenses reflects the expenses of both the fund and the International Equity Portfolio, the master portfolio into which the fund invests all of its assets.
[3]	Includes a 0.25% shareholder servicing fee for Class B and Class C shares.
[4]	The advisor and administrator have contractually agreed through February 28, 2005, to waive a portion of their fees and reimburse expenses so that the total operating expenses ratios (excluding extraordinary expenses) remain at the levels indicated as “Total Net Annual Operating Expenses.”

Scudder International Equity Fund    |    11

Based on the costs above (including one year of capped expenses in each period), this example helps you compare this fund’s expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years

Expenses, assuming you sold your shares at the end of each period

Class A shares	$719	$1,115	$1,535	$2,703

Class B shares	628	1,100	1,598	2,670

Class C shares	328	800	1,398	3,017

Expenses, assuming you kept your shares

Class A shares	$719	$1,115	$1,535	$2,703

Class B shares	228	800	1,398	2,670

Class C shares	228	800	1,398	3,017

12    |     Scudder International Equity Fund

	Class A	Class B	Class C	Class R

ticker symbol	DBISX	DBIBX	DBICX	DBITX
fund number	499	699	799	1501

Scudder International Select Equity Fund

The Fund’s Main Investment Strategy

The fund seeks capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in equity securities and other securities with equity characteristics.

The fund primarily invests in the countries that make up the MSCI EAFE® Index. The MSCI EAFE® Index tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. At least 50% of the fund’s assets will be invested in securities that are represented in the MSCI EAFE® Index. However, the fund may invest up to 50% of its total assets in non-Index securities of companies located in the countries that make up the Index.

The MSCI EAFE® Index has a median market capitalization of approximately $2.6 billion. Under normal market conditions, the fund invests in securities of issuers with a minimum market capitalization of $500 million.

OTHER INVESTMENTS The fund may also invest up to 20% of its assets in cash equivalents, US investment grade fixed income securities and US stocks and other equities. Although not one of its principal investment strategies, the fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the fund may use futures, currency options and forward currency transactions. The portfolio managers may use these and other types of derivatives in circumstances where the portfolio managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. (See “Other Policies and Secondary Risks” for more information.)

Scudder International Select Equity Fund    |    13

The portfolio managers seek to identify a focused list of approximately 30 to 40 companies that offer, in their opinion, the greatest upside potential on a rolling 12-month view. The portfolio managers use an entirely bottom-up approach, with no active allocation among countries, regions or industries.

The portfolio managers’ process begins with a broad universe of equity securities of issuers located in the countries that make up the MSCI EAFE® Index. The universe includes all securities in the Index and a large number of securities not included in the Index but whose issuers are located in the countries that make up the Index.

Teams of analysts worldwide screen the companies in the universe to identify those with high and sustainable return on capital and long-term prospects for growth. The portfolio managers focus on companies with real cash flow on investment rather than published earnings. The research teams rely on information gleaned from a variety of sources and perspectives, including broad trends such as lifestyle and technological changes, industry cycles and regulatory changes, quantitative screening and individual company analysis.

Based on this fundamental research, the portfolio managers set a target price objective (the portfolio managers’ opinion of the intrinsic value of the security) for each security and rank the securities based on these target price objectives. The portfolio managers apply a strict buy and sell strategy. The top 30 to 40 stocks in the ranking are purchased for the fund. Stocks are sold when they meet their target price objectives or when the portfolio managers revise price objectives downward. In implementing this strategy, the fund may experience a high portfolio turnover rate.

14    |    Scudder International Select Equity Fund

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund’s performance, cause you to lose money or make the fund perform less well than other investments.

Stock Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market, including stocks held by the fund.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the fund’s portfolio will decline in value.

Foreign Investment Risk. Foreign markets often exhibit more volatility than those in the US. Investing in foreign securities involves greater risk than investing in US securities for various reasons, including:

■	Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the fund invests, they may in the future.

■	Information Risk. Financial reporting standards for companies based in foreign markets are often less stringent than those applicable to US companies and may present an incomplete or misleading picture of a foreign company.

■	Liquidity Risk. Securities that trade infrequently or in low volumes can be more difficult or more costly to buy, or to sell, than more liquid or active securities. This liquidity risk is a factor of the trading volume of a particular security, as well as the size and liquidity of the entire local market. On the whole, foreign markets are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell a security in an orderly fashion at a price that approaches the portfolio managers’ estimate of its value.

The fund is designed for individuals who are seeking high capital appreciation and are willing to accept the risks of investing in the stocks of foreign companies.

Scudder International Select Equity Fund    |    15

■	Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

■	Currency Risk. The fund invests in foreign securities denominated in foreign currencies. To the extent that the fund is exposed to non-dollar currencies, if these currencies decline in value relative to the dollar, it may reduce gains or increase losses.

Futures and Options. Although not one of its principal investment strategies, the fund may invest in futures and options, which are types of derivatives. Risks associated with derivatives include:

■	the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

■	derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities;

■	the risk that the fund cannot sell the derivative because of an illiquid secondary market; and

■	futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates their price, you may not receive the full market value for your fund shares when you sell.

16    |    Scudder International Select Equity Fund

The Fund’s Performance History

While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund’s Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees, taxes or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class A, B and C shares is February 28, 2001. The inception date for Class R is July 1, 2003. In the bar chart, the performance figures for Class A before its inception date are based on the historical performance of the fund’s original share class (Institutional Class), adjusted to reflect the higher gross total annual operating expenses of Class A.

In the table, the performance figures for each share class prior to its inception are based on the historical performance of the Institutional Class, adjusted to reflect both the higher gross total annual operating expenses of Class A, B, C or R and the current applicable sales charges of Class A, B and C. Institutional Class shares are offered in a different prospectus.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Class B and C. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Class R shares are only available to investors participating in such accounts.

Scudder International Select Equity Fund

Annual Total Returns (%) as of 12/31 each year	Class A

For the periods included in the bar chart:

Best Quarter: 42.69%, Q4 1999	Worst Quarter: –18.29%, Q3 2002

Scudder International Select Equity Fund    |    17

Average Annual Total Returns (%) as of 12/31/2003
	1 Year	5 Years		Since Inception*

Class A

Return before Taxes	24.65		7.58	9.84

Return after Taxes on Distributions	24.75		6.69	8.52

Return after Taxes on Distributions and Sale of Fund Shares	14.62		5.66	7.78

Class B (Return before Taxes)	28.26		7.80	9.68

Class C (Return before Taxes)	31.12		7.89	9.67

Class R (Return before Taxes)	31.80		8.50	10.30

Index (reflects no deductions for fees, expenses or taxes)**	38.59	-	0.05	3.78

Index: The MSCI EAFE Index is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East.

*	Institutional Class commenced operations on May 15, 1995.

**	Index comparison begins on May 31, 1995.

Total returns would have been lower if operating expenses hadn’t been reduced.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or (800) 621-1048 or visit our Web site at www.scudder.com.

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund’s taxable distributions, not a shareholder’s gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

18    |    Scudder International Select Equity Fund

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

Fee Table	Class A	Class B	Class C	Class R

Shareholder Fees, paid directly from your investment

Maximum Cumulative Sales Charge (Load)	5.75%	4.00%	1.00%	None

Maximum Sales Charge (Load) Imposed on Purchases (as % of offering price)	5.75	None	None	None

Maximum Contingent Deferred Sales Charge (Load) (as % of redemption proceeds)	None[1]	4.00	1.00	None

Redemption Fee (as % of amount redeemed, if applicable)[2]	2.00	None	None	None

Annual Operating Expenses, deducted from fund assets

Management Fee	0.70%	0.70%	0.70%	0.70%

Distribution/Service (12b-1) Fee[3]	0.25	0.75	0.75	0.50

Other Expenses[4]	0.38	0.63	0.63	0.38

Total Annual Operating Expenses[5]	1.33	2.08	2.08	1.58

[1]	The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see “Policies You Should Know About — Policies about transactions”) may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.
[2]	The 2.00% short-term redemption fee applies to shares redeemed (either by selling or exchanging into another fund) within 60 days of purchase. The fee is withheld from redemption proceeds and retained by the fund.
[3]	Includes a shareholder servicing fee for Class R shares of up to 0.25%.
[4]	Includes a shareholder servicing fee for Class B and Class C shares of 0.25%.
[5]	The advisor and administrator of the fund have contractually agreed through February 28, 2005 to waive a portion of their fees or reimburse expenses so that total operating expense ratios (excluding extraordinary expenses) will not exceed 1.50% for Class A shares, 2.25% for Class B and C shares and 1.75% for Class R shares. This waiver excludes 0.01% of interest charges on fund borrowing.

Scudder International Select Equity Fund    |    19

Based on the costs above this example helps you compare this fund’s expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years

Expenses, assuming you sold your shares at the end of each period

Class A shares	$703	$972	$1,261	$2,083

Class B shares	611	950	1,316	2,039

Class C shares	311	652	1,119	2,410

Class R shares	161	499	860	1,878

Expenses, assuming you kept your shares

Class A shares	$703	$972	$1,261	$2,083

Class B shares	211	650	1,116	2,039

Class C shares	211	652	1,119	2,410

Class R shares	161	499	860	1,878

20    |    Scudder International Select Equity Fund

Other Policies and Secondary Risks

While the sections on the previous pages describe the main points of each fund’s strategy and risks, there are a few other issues to know about:

Other policies

■	Each fund’s objectives are not fundamental policies. We must notify shareholders before we change them, but we do not require their approval to do so.

■	The funds may trade securities actively. This could raise transaction costs (thus lowering return) and could result in higher taxable distributions.

■	As a temporary defensive measure, each fund could shift up to 100% of assets into investments such as fixed income securities (in the case of Scudder International Equity Fund only), money market securities or other short-term bonds that offer comparable safety. This could prevent losses but, while engaged in a temporary defensive position, the fund may not achieve its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

■	Each fund’s equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks.

Secondary risks

IPO Risk. IPOs may be very volatile, rising and falling rapidly based, among other reasons, on investor perceptions rather than economic reasons. Additionally, IPOs may have a magnified performance on a fund so long as the fund has a small asset base. A fund may not experience a similar impact on its performance as its assets grow because it is unlikely a fund will be able to obtain proportionately larger IPO allocations.

Other Policies and Secondary Risks    |    21

Small Company Risk. To the extent that a fund invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price — down as well as up — than the stocks of larger companies. A shortage of reliable information, the same information gap that creates opportunity in small company investing, can also pose added risk. Industrywide reversals may have a greater impact on small companies, since they lack a large company’s financial resources. Finally, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company’s shares may be more difficult to sell.

For more information

This prospectus doesn’t tell you about every policy or risk of investing in the funds.

If you want more information on a fund’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

22    |    Other Policies and Secondary Risks

Who Manages and Oversees the Funds

The investment advisor

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Scudder International Equity Fund

The fund is a “feeder fund” that invests substantially all of its assets in the International Equity Portfolio. The fund and the Portfolio have the same investment objective. The Portfolio accepts investments from other feeder funds. A feeder fund bears the Portfolio’s expenses in proportion to its assets. Each feeder fund can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows the fund’s Trustees to withdraw the fund’s assets from the Portfolio if they believe doing so is in the shareholders’ best interests. If the Trustees withdraw the fund’s assets, they would then consider whether the fund should hire its own investment advisor, invest in a different master portfolio, or take other action.

Under the supervision of the Board of Trustees, Deutsche Asset Management, Inc. (“DeAM, Inc.”), with headquarters at 345 Park Avenue, New York, New York 10154, acts as the Portfolio’s investment advisor. DeAM, Inc. is also the investment advisor to other mutual funds in the Scudder family of funds.

Who Manages and Oversees the Funds    |    23

Investment Subadvisor for Scudder International Equity Fund

Deutsche Asset Management Investment Services Ltd. (“DeAMIS”) acts as the subadvisor for the Portfolio.

As subadvisor, DeAMIS makes the Portfolio’s investment decisions. It buys and sells securities for the Portfolio and conducts the research that leads to the purchase and sale decisions. DeAMIS is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Scudder International Select Equity Fund

DeAMIS, with headquarters at One Appold Street, London, England, acts as investment advisor for the fund. DeAMIS makes the fund’s investment decisions. DeAMIS buys and sells securities for the fund and conducts the research that leads to the purchase and sale decisions. DeAMIS is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM, Inc. and DeAMIS are indirect, wholly owned subsidiaries of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee of 0.65% and 0.70% based on the average daily net assets of the Portfolio and the International Select Equity Fund, respectively. Below are the actual rates, after fee waivers, paid by the Portfolio and the International Select Equity Fund for the most recent fiscal year, as a percentage of the Portfolio’s and the International Select Equity Fund’s average daily net assets:

Fund Name	Fee Paid

Scudder International Equity Portfolio	0.53%

Scudder International Select Equity Fund	0.70%

The advisor pays the sub-advisor for the Portfolio a portion of its fees.

24    |     Who Manages and Oversees the Funds

Regulatory Update

As are many other mutual fund complexes, Scudder is conducting an ongoing review of market timing in the Scudder Funds – including trading by clients, employees and ex-employees. Market timing refers generally to the frequent trading in and out of mutual fund shares in order to take advantage of pricing inefficiencies.

Scudder has identified an investment advisory firm that had an arrangement with the organization that resulted in frequent trading, including trading in your fund, inconsistent with registration statement policies. We are currently investigating the extent of such trading and whether it caused dilution. The arrangement with the outside management investment advisory firm began before the new Scudder management team was in place in 2002. In early 2003, management initiated steps that led to the subsequent termination of the arrangement. Scudder will work with your fund’s board to establish an appropriate measure of dilution losses, if any, related to the trading, and reimbursement for those losses.

The inquiry into market timing in the Scudder Funds is ongoing. Scudder has provided information about the preliminary results of its review to the appropriate regulators and to the fund boards. Scudder continues to cooperate with each regulator that has sought information.

Who Manages and Oversees the Funds    |    25

The portfolio managers

The following people handle the day-to-day management of each fund.

Scudder International Equity Fund

Scudder International Select Equity Fund

Alexander Tedder

Managing Director, Deutsche Asset Management and Lead Manager of the funds.

■Head of EAFE Equity Portfolio Selection team.

■Joined the investment advisor in 1994.

■Prior to that, was a European analyst (1990-1994) and representative (1992-1994) for Schroders.

■14 years of investment experience.

■Fluent in German, French, Italian and Spanish.

■Masters in Economics and Business Administration from Freiburg University.

Clare Gray

CFA, Director, Deutsche Asset Management and Co-Manager of the funds.

■Joined the investment advisor in 1993.

■Over ten years of investment industry experience.

■BS, Cornell University.

Matthias Knerr

CFA, Director, Deutsche Asset Management and Co-Manager of the funds.

■Joined Deutsche Asset Management in 1995.

■Head of the Capital Goods Global Sector Team: London.

■Portfolio manager for EAFE Equities and Global Equities.

■BS, Pennsylvania State University.

Sangita Uberoi

CFA, Director, Deutsche Asset Management and Co-Manager of the funds.

■Joined Deutsche Asset Management in 1994.

■Head of the Global Equity Research Team for Consumer Goods, Retail and Leisure Sector: London.

■Portfolio manager for EAFE Equities.

■Previously 2 years of experience in equity research and investments at Lehman Brothers and Smith Barney.

■BA, Tufts University.

26    |    Who Manages and Oversees the Funds

Financial Highlights

These tables are designed to help you understand each fund’s financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. The information for each fund has been audited by PricewaterhouseCoopers LLP, independent auditors, whose reports, along with each fund’s financial statements, are included in that fund’s annual report (see “Shareholder reports” on the back cover).

Scudder International Equity Fund — Class A

Years Ended October 31,	2003	2002	2001[a]

Selected Per Share Data

Net asset value, beginning of period	$8.00	$9.28	$11.05

Income (loss) from investment operations:

Net investment income (loss)	.07[b]	.03[b]	(.01)

Net realized and unrealized gain (loss) on investment transactions	1.53	(1.30)	(1.76)

Total from investment operations	1.60	(1.27)	(1.77)

Less distributions from:

Net investment income	(.01)	(.01)	—

Total distributions	(.01)	(.01)	—

Net asset value, end of period	$9.59	$8.00	$9.28

Total Return (%)[c,d]	19.95[e]	(13.68)	(16.02	)**

Ratios to Average Net Assets and Supplemental Data

Net assets, end of period ($ millions)	5	5	9

Ratio of expenses before expense reductions (including expenses of the International Equity Portfolio)	1.97	1.94	1.73	*

Ratio of expenses after expense reductions (including expenses of the International Equity Portfolio)	1.50	1.50	1.50	*

Ratio of net investment income (loss) (%)	.87	.34	(.44	)*

[a]	For the period June 29, 2001 (commencement of sales) to October 31, 2001.
[b]	Based on average shares outstanding during the period.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]	Total return does not reflect the effect of any sales charges.
[e]	In 2003, the Advisor fully reimbursed the Portfolio for currency transactions which did not meet the Portfolio’s investment guidelines. Excluding this reimbursement, the total return would have been 19.70% and the impact to the Class was $0.02 per share.
*	Annualized
**	Not annualized

Financial Highlights    |    27

Scudder International Equity Fund — Class B

Years Ended October 31,	2003	2002	2001[a]

Selected Per Share Data

Net asset value, beginning of period	$7.97	$9.33	$11.13

Income (loss) from investment operations:

Net investment income (loss)	.01[b]	(.04)[b]	(.04)

Net realized and unrealized gain (loss) on investment transactions	1.51	(1.31)	(1.76)

Total from investment operations	1.52	(1.35)	(1.80)

Less distributions from:

Net investment income	—	(.01)	—

Total distributions	—	(.01)	—

Net asset value, end of period	$9.49	$7.97	$9.33

Total Return (%)[c,d]	19.07[e]	(14.35)	(16.17	)**

Ratios to Average Net Assets and Supplemental Data

Net assets, end of period ($ millions)	.5	.4	.4

Ratio of expenses before expense reductions (including expenses of the International Equity Portfolio)	2.72	2.69	2.48	*

Ratio of expenses after expense reductions (including expenses of the International Equity Portfolio)	2.25	2.25	2.25	*

Ratio of net investment income (loss) (%)	.11	(.41)	(1.19	)*

[a]	For the period June 29, 2001 (commencement of Class B shares) to October 31, 2001.
[b]	Based on average shares outstanding during the period.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]	Total return does not reflect the effect of any sales charges.
[e]	In 2003, the Advisor fully reimbursed the Portfolio for currency transactions which did not meet the Portfolio’s investment guidelines. Excluding this reimbursement, the total return would have been 18.65% and the impact to the Class was $0.02 per share.
*	Annualized
**	Not annualized

28    |    Financial Highlights

Scudder International Equity Fund — Class C

Years Ended October 31,	2003	2002	2001[a]

Selected Per Share Data

Net asset value, beginning of period	$7.83	$9.15	$10.92

Income (loss) from investment operations:

Net investment income (loss)	.01[b]	(.04)[b]	(.09)

Net realized and unrealized gain (loss) on investment transactions	1.48	(1.27)	(1.68)

Total from investment operations	1.49	(1.31)	(1.77)

Less distributions from:

Net investment income	—	(.01)	—

Total distributions	—	(.01)	—

Net asset value, end of period	$9.32	$7.83	$9.15

Total Return (%)[c,d]	19.03[e]	(14.20)	(16.21	)**

Ratios to Average Net Assets and Supplemental Data

Net assets, end of period ($ millions)	.2	.1	.3

Ratio of expenses before expense reductions (including expenses of the International Equity Portfolio)	2.72	2.69	2.48	*

Ratio of expenses after expense reductions (including expenses of the International Equity Portfolio)	2.25	2.25	2.25	*

Ratio of net investment income (loss) (%)	.11	(.41)	(1.19	)*

[a]	For the period June 29, 2001 (commencement of Class C shares) to October 31, 2001.
[b]	Based on average shares outstanding during the period.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]	Total return does not reflect the effect of any sales charges.
[e]	In 2003, the Advisor fully reimbursed the Portfolio for currency transactions which did not meet the Portfolio’s investment guidelines. Excluding this reimbursement, the total return would have been 18.65% and the impact to the Class was $0.02 per share.
*	Annualized
**	Not annualized

Financial Highlights    |    29

Scudder International Select Equity Fund — Class A

Years Ended October 31,	2003	2002	2001[a]

Selected Per Share Data

Net asset value, beginning of period	$7.56	$8.19	$10.00

Income (loss) from investment operations:

Net investment income (loss)	.09[b]	.03[b]	(.01)

Net realized and unrealized gain (loss) on investment transactions	1.45	(.66)	(1.80)

Total from investment operations	1.54	(.63)	(1.81)

Less distribution from:

Net investment income	(.02)	—	—

Total distributions	(.02)	—	—

Redemption fees	—[c]	—	—

Net asset value, end of period	$9.08	$7.56	$8.19

Total Return (%)[d]	20.42	(7.69)	(18.10	)**

Ratios to Average Net Assets and Supplemental Data

Net assets, end of period ($ millions)	360	.8	.5

Ratio of expenses (includes interest expense paid by the Fund) (%)	1.33	1.42	1.41	*

Ratio of expenses (excludes interest expense paid by the Fund) (%)	1.33	1.41	1.40	*

Ratio of net investment income (loss) (%)	1.12	.34	(.15	)*

Portfolio turnover rate (%)	160	178	220

[a]	For the period February 28, 2001 (commencement of sales of Class A shares) to October 31, 2001.
[b]	Based on average shares outstanding during the period.
[c]	Amount is less than $.005.
[d]	Total return does not reflect the effect of any sales charges.
*	Annualized
**	Not annualized

30    |    Financial Highlights

Scudder International Select Equity Fund — Class B

Years Ended October 31,	2003	2002	2001[a]

Selected Per Share Data

Net asset value, beginning of period	$7.42	$8.11	$10.00

Income (loss) from investment operations:

Net investment income (loss)	.03[b]	(.02)[b]	(.02)

Net realized and unrealized gain (loss) on investment transactions	1.42	(.67)	(1.87)

Total from investment operations	1.45	(.69)	(1.89)

Redemption fees	—[c]	—	—

Net asset value, end of period	$8.87	$7.42	$8.11

Total Return (%)	19.54	(8.51)	(18.90	)**

Ratios to Average Net Assets and Supplemental Data

Net assets, end of period ($ millions)	3.3		.08

Ratio of expenses (includes interest expense paid by the Fund) (%)	2.08	2.17	2.16	*

Ratio of expenses (excludes interest expense paid by the Fund) (%)	2.08	2.16	2.15	*

Ratio of net investment income (loss) (%)	.37	(.25)	(.43	)*

Portfolio turnover rate (%)	160	178	220

[a]	For the period February 28, 2001 (commencement of sales of Class B shares) to October 31, 2001.
[b]	Based on average shares outstanding during the period.
[c]	Amount is less than $.005.
*	Annualized
**	Not annualized

Financial Highlights    |    31

Scudder International Select Equity Fund — Class C

Years Ended October 31,	2003	2002	2001[a]

Selected Per Share Data

Net asset value, beginning of period	$7.42	$8.11	$10.00

Income (loss) from investment operations:

Net investment income (loss)	.03[b]	(.09)[b]	(.02)

Net realized and unrealized gain (loss) on investment transactions	1.41	(.60)	(1.87)

Total from investment operations	1.44	(.69)	(1.89)

Redemption fees	—[c]	—	—

Net asset value, end of period	$8.86	$7.42	$8.11

Total Return (%)[d]	19.41	(8.51)	(18.90	)**

Ratios to Average Net Assets and Supplemental Data

Net assets, end of period ($ millions)	5.6		.1

Ratio of expenses (includes interest expense paid by the Fund) (%)	2.08	2.17	2.16	*

Ratio of expenses (excludes interest expense paid by the Fund) (%)	2.08	2.16	2.15	*

Ratio of net investment income (loss) (%)	.37	(1.13)	(.53	)*

Portfolio turnover rate (%)	160	178	220

[a]	For the period February 28, 2001 (commencement of operations of Class C shares) to October 31, 2001.
[b]	Based on average shares outstanding during the period.
[c]	Amount is less than $.005.
[d]	Total return does not reflect the effect of any sales charges.
*	Annualized
**	Not annualized

32    |    Financial Highlights

Scudder International Select Equity Fund — Class R

Years Ended October 31,	2003

Selected Per Share Data

Net asset value, beginning of period	$13.71

Income (loss) from investment operations:

Net investment income (loss)[b]	.04

Net realized and unrealized gain (loss) on investment transactions	2.26

Total from investment operations	2.30

Redemption fees	—[c]

Net asset value, end of period	$16.01

Total Return (%)	16.78	**

Ratios to Average Net Assets and Supplemental Data

Net assets, end of period ($ millions)	12

Ratio of expenses (includes interest expense paid by the Fund) (%)	1.58	*

Ratio of expenses (excludes interest expense paid by the Fund) (%)	1.58	*

Ratio of net investment income (loss) (%)	.89	*

Portfolio turnover rate (%)	160

[a]	For the period July 1, 2003 (commencement of operations of Class R shares) to October 31, 2003.
[b]	Based on average shares outstanding during the period.
[c]	Amount is less than $.005.
*	Annualized
**	Not annualized

Financial Highlights    |    33

How to Invest in the Funds

The following pages tell you about many of the services, choices and benefits of being a shareholder. You’ll also find information on how to check the status of your account using the method that’s most convenient for you.

You can find out more about the topics covered here by speaking with your financial advisor or a representative of your workplace retirement plan or other investment provider.

Choosing a Share Class

This prospectus offers three share classes for the Scudder International Equity Fund and four share classes for the Scudder International Select Equity Fund. Each class has its own fees and expenses, offering you a choice of cost structures. The funds offer other classes of shares separately. Class A, Class B and Class C shares are intended for investors seeking the advice and assistance of a financial advisor, who will typically receive compensation for those services. Class R shares are only available to participants in certain retirement plans.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that’s right for you. You may want to ask your financial advisor to help you with this decision.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.

Classes A, B, C and R features	Points to help you compare

Class A ■Sales charges of up to 5.75%, charged when you buy shares ■In most cases, no charges when you sell shares ■Up to 0.25% annual distribution fee	■Some investors may be able to reduce or eliminate their sales charges; see next page ■Total annual operating expenses are lower than those for Class B or Class C

Class B

■No charges when you buy shares

■Deferred sales charge declining from 4.00%, charged when you sell shares you bought within the last six years

■0.75% annual distribution fee and 0.25% annual shareholder service fee

■The deferred sales charge rate falls to zero after six years ■Shares automatically convert to Class A after six years, which means lower annual expenses going forward

Class C ■Deferred sales charge of 1.00%, charged when you sell shares you bought within the last year ■0.75% annual distribution fee and 0.25% annual shareholder service fee	■The deferred sales charge rate is lower than for Class B shares, but your shares never convert to Class A, so annual expenses remain higher

Class R ■No charges when you buy or sell shares ■0.25% annual distribution fee and 0.25% annual shareholder servicing fee	■Class R is only available to participants in certain retirement plans

Your financial advisor will typically be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you

Choosing a Share Class    |    35

buy. In addition to these payments, a fund’s advisor or its affiliates may provide compensation to your financial advisor for distribution, administrative and promotional services.

Class A shares

Class A shares have a 12b-1 plan, under which a distribution fee of up to 0.25% is deducted from class assets each year. Because distribution fees are continuous in nature, these fees may, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A shares have a sales charge that varies with the amount you invest:

Your investment	Front-end Sales Charges as a % of offering price*	Front-end Sales Charges as a % of your net investment

Up to $50,000	5.75%	6.10%

$50,000–$99,999	4.50	4.71

$100,000–$249,999	3.50	3.63

$250,000–$499,999	2.60	2.67

$500,000–$999,999	2.00	2.04

$1 million or more	See below and next page

*	The offering price includes sales charge.

You may be able to lower your Class A sales charges if:

■	you plan to invest at least $50,000 over the next 24 months (“letter of intent”)

■	the amount of shares you already own (including shares in certain other funds) plus the amount you’re investing now is at least $50,000 (“cumulative discount”)

■	you are investing a total of $50,000 or more in several funds at once (“combined purchases”)

The point of these three features is to let you count investments made at other times and in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to “move” your investment into a lower sales charge category in the table above, it’s generally beneficial for you to do

Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

36    |    Choosing a Share Class

so. You can take advantage of these methods by filling in the appropriate sections of your application or by speaking with your financial advisor.

You may be able to buy Class A shares without sales charges when you are:

■	reinvesting dividends or distributions

■	investing through certain workplace retirement plans

■	participating in an investment advisory program under which you pay a fee to an investment advisor or other firm for portfolio management services

■	exchanging an investment in Class A shares of another fund for an investment in the fund

■	a current or former director or trustee of the Deutsche or Scudder mutual funds

■	an employee, the employee’s spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds

There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. Each fund may waive the sales charges for investors in other situations as well. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

If you’re investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described on the previous page, you may be eligible to buy Class A shares without sales charges. However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within the first year of owning them and a similar charge of 0.50% on shares you sell within the second year of owning them (“Large Order NAV Purchase Privilege”). This CDSC is waived under certain circumstances (see “Policies You Should Know About”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

Choosing a Share Class    |    37

Class B shares

With Class B shares, you pay no up-front sales charges. Class B shares have a 12b-1 plan, under which a distribution fee of 0.75% is deducted from class assets each year. Class B shares also deduct a shareholder servicing fee of up to 0.25% from class assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares. After six years, Class B shares automatically convert on a tax-free basis to Class A shares which has the net effect of lowering the annual expenses from the seventh year on. However, unlike Class A shares, your entire investment goes to work immediately.

Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

Year after you bought shares	CDSC on shares you sell

First year	4.00%

Second or third year	3.00

Fourth or fifth year	2.00

Sixth year	1.00

Seventh year and later	None (automatic conversion to Class A)

This CDSC is waived under certain circumstances (see “Policies You Should Know About”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

While Class B shares don’t have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

Class B shares may make sense for long-term investors who prefer to see all of their investment go to work right away and can accept somewhat higher annual expenses.

38    |    Choosing a Share Class

Class C shares

Class C shares have a 12b-1 plan under which a distribution fee of 0.75% is deducted from class assets each year. Class C shares also deduct a shareholder servicing fee of up to 0.25% from class assets each year. Because of these fees, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares).

Unlike Class B shares, Class C shares do NOT automatically convert to Class A shares after six years, so they continue to have higher annual expenses.

Class C shares have a CDSC, but only on shares you sell within one year of buying them:

Year after you bought shares	CDSC on shares you sell

First year	1.00%

Second year and later	None

This CDSC is waived under certain circumstances (see “Policies You Should Know About”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

Class C shares may appeal to investors who plan to sell some or all shares within six years of buying them or who aren’t certain of their investment time horizon

Choosing a Share Class    |    39

Class R shares

Class R shares have no initial sales charges or deferred sales charges. Class R shares have a 12b-1 plan, under which each year a distribution fee of 0.25% and a shareholder servicing fee of up to 0.25% are deducted from class assets. Because distribution fees are continuous in nature, these fees may, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

Eligibility requirements

You may buy Class R shares if you are a participant in any of the following types of employer-sponsored plans that offer Class R shares of the fund:

■	All section 401(a) and 457 plans

■	Certain section 403(b)(7) plans

■	401(k), profit sharing, money purchase pension and defined benefit plans

■	Non-qualified deferred compensation plans

40    |    Choosing a Share Class

How to Buy Class A, B and C Shares

Once you’ve chosen a share class, use these instructions to make investments.

First investment	Additional investments

$1,000 or more for regular accounts $500 or more for IRAs	$50 or more for regular accounts and IRA accounts $50 or more with an Automatic Investment Plan

Through a financial advisor ■Contact your advisor using the method that’s most convenient for you	■Contact your advisor using the method that’s most convenient for you

By mail or express mail (see below) ■Fill out and sign an application ■Send it to us at the appropriate address, along with an investment check

■Send a check made out to “Scudder Funds” and a Scudder investment slip to us at the appropriate address below

■If you don’t have an investment slip, simply include a letter with your name, account number, the full name of the fund and the share class and your investment instructions

By wire ■Call (800) 621-1048 for instructions	■Call (800) 621-1048 for instructions

By phone Not available	■Call (800) 621-1048 for instructions

With an automatic investment plan Not available	■To set up regular investments from a bank checking account, call (800) 621-1048

On the Internet Not available	■Call (800) 621-1048 to establish Internet access ■Go to www.scudder.com and log in ■Follow the instructions for buying shares with money from your bank account

Regular mail:

First Investment: Scudder Investments, PO Box 219356, Kansas City, MO 64121-9356

Additional Investments: Scudder Investments, PO Box 219154, Kansas City, MO 64121-9154

Express, registered or certified mail:

Scudder Investments, 811 Main Street, Kansas City, MO 64105-2005

Fax number: (800) 821-6234 (for exchanging and selling only)

How to Buy Class A, B, and C Shares    |    41

How to Exchange or Sell Class A, B and C Shares

Use these instructions to exchange or sell shares in your account.

Exchanging into another fund	Selling shares

$1,000 or more to open a new account ($500 for IRAs) $50 or more for exchanges between existing accounts	Some transactions, including most for over $100,000, can only be ordered in writing with a signature guarantee; if you’re in doubt, see page 47

Through a financial advisor ■Contact your advisor by the method that’s most convenient for you	■Contact your advisor by the method that’s most convenient for you

By phone or wire ■Call (800) 621-1048 for instructions	■Call (800) 621-1048 for instructions

By mail, express mail or fax

(see previous page)

Write a letter that includes:

■the fund, class and account number you’re exchanging out of

■the dollar amount or number of shares you want to exchange

■the name and class of the fund you want to exchange into

■your name(s), signature(s) and address, as they appear on your account

■a daytime telephone number

Write a letter that includes:

■the fund, class and account number from which you want to sell shares

■the dollar amount or number of shares you want to sell

■your name(s), signature(s) and address, as they appear on your account

■a daytime telephone number

With an automatic exchange plan ■To set up regular exchanges from a fund account, call (800) 621-1048	Not available

With an automatic withdrawal plan Not available	■To set up regular cash payments from a fund account, call (800) 621-1048

On the Internet ■Call (800) 621-1048 to establish Internet access ■Go to www.scudder.com and log in ■Follow the instructions for making on-line exchanges	■Call (800) 621-1048 to establish Internet access ■Go to www.scudder.com and log in ■Follow the instructions for making on-line redemptions

42    |    How to Exchange or Sell Class A, B and C Shares

How to Buy or Sell Class R Shares

If your plan sponsor has selected Class R shares as an investment option, you may buy Class R shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent (“financial advisor”). Contact them for details on how to enter and pay for your order. Financial advisors include brokers, financial advisors or any other bank, dealer or other financial institution that has a sub-shareholder servicing agreement with the fund. Financial advisors may charge additional fees to investors for those services not otherwise included in their sub-distribution or servicing agreement, such as cash management or special trust or retirement investment reporting. The fund’s advisor, administrator or their affiliates may provide compensation to financial advisors for distribution, administrative and promotional services.

There are no minimum investments with respect to Class R shares.

Instructions for buying and selling shares must generally be submitted by your employer-sponsored plan, not by plan participants for whose benefit the shares are held. Please contact your financial advisor for information on how to open a fund account.

Buying and Selling Class R Shares    |    43

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through a financial advisor.

If you are investing through a financial advisor, check the materials you received from them about how to buy and sell shares. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that a financial advisor may charge its own fees separate from those charged by each fund.

In either case, keep in mind that the information in this prospectus applies only to each fund’s Class A, Class B, Class C shares and Scudder International Select Equity Fund’s Class R shares. The funds have other share classes, which are described in separate prospectuses and which have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 621-1048.

Policies about transactions

The funds are open for business each day the New York Stock Exchange is open. Each fund calculates its share price for each class every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

44    |    Policies You Should Know About

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by each fund then we may reject your application and order.

Each fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in “good order.” After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated (less any applicable sales charges).

If we are unable to verify your identity within time frames established by each fund, after a reasonable effort to do so, you will receive written notification.

The funds generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you’ll need to allow extra time. Your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

IRA Rollovers. You may complete a direct rollover from an employer-sponsored plan offering Class R shares to an IRA account by reinvesting up to the full amount of your distribution in Class A shares of any Scudder Fund at net asset value. Subsequent purchases of Class A shares will be made at the public offering price as described in the prospectus for Class A shares. Please note that if you terminate your participation in

The Scudder Web site can be a valuable resource for shareholders with Internet access. For Class A, B or C shares, go to www.scudder.com to get up-to-date information, review balances or even place orders for exchanges.

Policies You Should Know About    |    45

an employer-sponsored plan and transfer all of your Class R shares, you will lose the privilege of purchasing Class R shares in the future. Rollovers to a Scudder Class R share IRA are not permitted.

ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You’ll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

Telephone and Electronic Transactions. You are automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.

Since many transactions may be initiated by telephone or electronically, it’s important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

When you ask us to send or receive a wire, please note that while we don’t charge a fee to send or receive wires, it’s possible that your bank may do so. Wire transactions are generally completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

46    |    Policies You Should Know About

Exchanges are a shareholder privilege, not a right: we may reject any exchange order or require a shareholder to own shares of a fund for 15 days before we process the order for the other fund, particularly when there appears to be a pattern of “market timing” or other frequent purchases and sales. We may also reject or limit purchase orders, for these or other reasons. However, there is no assurance that these policies will be effective in limiting the practices of market timing in all cases.

Each fund accepts payment for shares only in US dollars by check, by bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, traveler’s checks, starter checks, money orders, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you’ll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don’t need a signature guarantee. Also, you don’t need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature — a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can’t get a signature guarantee from a notary public and we must be provided with the original guarantee.

Policies You Should Know About    |    47

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for — whichever results in the lower charge to you. In processing orders to sell shares, we turn to the shares with the lowest CDSC first. Exchanges from one fund into another fund don’t affect CDSCs. For each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

There are certain cases in which you may be exempt from a CDSC. Among others, these include:

■	the death or disability of an account owner (including a joint owner)

■	withdrawals made through an automatic withdrawal plan. Such withdrawals may be made at a maximum of 12% per year of the net asset value of the account

■	withdrawals related to certain retirement or benefit plans

■	redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

■	for Class A shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies Scudder Distributors Inc., the funds’ distributor, that the dealer waives the applicable commission

■	for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

48    |    Policies You Should Know About

Short-Term redemption fee

The Scudder International Select Equity Fund may charge a short-term redemption fee of 2.00% of the net asset value of the Class A shares redeemed (either by selling or exchanging into another fund) within 60 days of purchase. This fee will compensate the fund for expenses directly related to the redemption of Class A shares, discourage short-term investment in Class A shares and facilitate portfolio management.

The short-term redemption fee is withheld from redemption proceeds. This fee is not a deferred sales charge and is not a commission. The fee is paid to the fund.

The short-term redemption fee does not apply to:

■	Shares acquired through reinvestment of dividends and other distributions;

■	Shares of the fund in an account which is closed by us because it fails to meet the minimum balance requirements; and

■	Shares held by certain 401(k) plans, similar individual account plans or profit sharing plans.

The short-term redemption fee may apply to Class A shares held through certain omnibus accounts. With regard to these accounts, the fund reserves the right, in its sole discretion, to impose (or not to impose) the short-term redemption fee in the future. The fund will make this determination after considering, among other things, the fund’s costs of processing redemptions from these accounts. You should consult with your retirement plan administrator or omnibus account representative to determine whether the redemption fee is applicable to your shares.

The fund will use the “first-in, first-out” method to determine your holding period of Class A shares for purposes of the short-term redemption fee. If you have purchased shares at various times, the shares held the longest will be redeemed first for the purposes of determining whether or not the redemption fee will be applied. If your holding period is less than 60 days for any of the shares you are redeeming or exchanging, the short-term redemption fee will be assessed on the net asset value of those shares calculated at the time the redemption is effected.

Short-Term Redemption Fee    |    49

If you sell shares in a Scudder fund and then decide to invest with Scudder again within six months, you can take advantage of the “reinstatement feature.” With this feature, you can put your money back into the same class of a Scudder fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Scudder. You’ll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won’t be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial advisor.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn’t cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

How the funds calculate share price

To calculate net asset value per share, or NAV, each share class uses the following equation:

TOTAL ASSETS - TOTAL LIABILITIES	=	NAV
TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy shares is the NAV, although for Class A shares it will be adjusted to allow for any applicable sales charges (see “Choosing a Shares Class”).

The price at which you sell shares is also the NAV, although for Class B and Class C investors a CDSC may be taken out of the proceeds (see “Choosing a Share Class”).

The Scudder International Select Equity Fund may charge a short-term redemption fee equal to 2.00% of the value of the Class A

50    |    Short-Term Redemption Fee

shares redeemed (either by selling the shares or exchanging the shares into another fund) within 60 days of purchase.

We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by a fund’s Board that are intended to reflect fair value when market quotations or pricing service information are not readily available or when a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, the fund’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

To the extent that a fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren’t able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the funds don’t price their shares.

Other rights we reserve

You should be aware that we may do any of the following:

■	withdraw or suspend the offering of shares at any time

■	withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

■	reject a new account application if you don’t provide any required or requested identifying information, or for other reasons

■	refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily

Short-Term Redemption Fee    |    51

redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in a fund’s best interest or when a fund is requested or compelled to do so by governmental authority or by applicable law

■	close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges or redemption fees); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability

■	for Class A, B and C shares, close your account and send you the proceeds if your balance falls below $1,000; we will give you 60 days’ notice so you can either increase your balance or close your account (these policies don’t apply to Class R shareholders, most retirement accounts, or if you have an automatic investment plan, to investors with $100,000 or more in Scudder fund shares or in any case where a fall in share price created the low balance)

■	change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust a fund’s investment minimums at any time)

■	suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares

■	pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; a fund generally won’t make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund’s net assets, whichever is less

52    |    Short-Term Redemption Fee

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund’s earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) A fund may not always pay a distribution for a given period.

Each fund intends to pay dividends and distributions to its shareholders annually in December and, if necessary, may do so at other times as well.

For federal income tax purposes, income and capital gains distributions are generally taxable. However, distributions by the funds to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Similarly, there will be no tax consequences when a qualified retirement plan buys or sells fund shares.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don’t indicate a preference, your dividends and distributions will all be reinvested without applicable sales charges. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For Class R shares and retirement plans, reinvestment (at NAV) is the only option.

Buying and selling fund shares will usually have tax consequences for you (except for Class R shares or in an IRA or other tax-advantaged account). Your sales of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

Because each shareholder’s tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

Understanding Distributions and Taxes    |    53

The tax status of a fund’s earnings you receive and your own fund transactions generally depends on their type:

Generally taxed at capital gain rates:	Generally taxed at ordinary income rates:

Taxable distributions from a fund ■gains from the sale of securities held by a fund for more than one year ■qualified dividend income	■gains from the sale of securities held by a fund for one year or less ■all other taxable income

Transactions involving fund shares ■gains from selling fund shares held for more than one year	■gains from selling fund shares held for one year or less

Any investments in foreign securities may be subject to foreign withholding taxes. In that case, each fund’s yield on those securities would be decreased. Shareholders may be able to claim a credit or deduction with respect to foreign taxes. In addition, any investments in foreign securities or foreign currencies may increase or accelerate a fund’s recognition of ordinary income and may affect the timing or amount of a fund’s distributions.

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a fund as derived from qualified dividend income are eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. In addition, each fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to each fund’s shares for lower rates to apply.

For taxable years beginning on or before December 31, 2008, the maximum long-term capital gain rate applicable to individuals has been reduced to 15%. For more information, see the Statement of Additional Information under “Taxes.”

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. Dividends or

54    |    Understanding Distributions and Taxes

distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before a fund pays a dividend, you’ll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund pays a dividend. In tax–advantaged retirement accounts you don’t need to worry about this.

Understanding Distributions and Taxes    |    55

To Get More Information

Shareholder reports — These include commentary from each fund’s management team about recent market conditions and the effects of a fund’s strategies on its performance. They also have detailed performance figures, a list of everything each fund owns, and each fund’s financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) — This tells you more about each fund’s features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each fund are available from the EDGAR Database on the SEC’s Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund’s SAI, at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (202) 942-8090.

Scudder Investments

222 South Riverside Plaza

Chicago, IL 60606–5808

www.scudder.com

(800) 621–1048

Distributor

Scudder Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606-5808

SEC

Public Reference Section

Washington, D.C. 20549–0102

www.sec.gov

(202) 942–8090

SEC File Numbers:
Scudder International Equity Fund	811–4760
Scudder International Select Equity Fund	811–8006

Printed on recycled paper.    (02/28/04) SGINTF3-1

STATEMENT OF ADDITIONAL INFORMATION

February 28, 2004

Scudder Advisor Funds (formerly BT Investment Funds)

International Equity Fund — Investment Class, aka Scudder International Equity Fund — Investment Class

International Equity Fund — Class A Shares, aka Scudder International Equity Fund — Class A Shares

International Equity Fund — Class B Shares, aka Scudder International Equity Fund — Class B Shares

International Equity Fund — Class C Shares, aka Scudder International Equity Fund — Class C Shares

Scudder Institutional Funds (formerly BT Institutional Funds)

International Equity Fund Institutional Class I, aka Scudder International Equity Fund Institutional Class I

International Equity Fund Institutional Class II, aka Scudder International Equity Fund Institutional Class II

Scudder Advisor Funds and Scudder Institutional Funds (each a “Trust” and collectively, the “Trusts”) are open-end management investment companies that offer investors a selection of investment portfolios, each having separate and distinct investment objectives and policies. This Statement of Additional Information (“SAI”) provides supplementary information pertaining to the International Equity Fund (Investment Class), International Equity Fund (Class A, B and C Shares) and International Equity Fund Institutional (Class I and Class II) (each a “Fund” and, collectively, the “Funds”).

Unlike other mutual funds, and as described in the Prospectuses, each Trust seeks to achieve the investment objective of the Fund by investing all the investable assets of the Fund in a diversified open-end management investment company (or a series thereof) having the same investment objective as such Fund. This investment company is Scudder International Equity Portfolio (the “Portfolio”).

Deutshe Asset Management, Inc. (“DeAM, Inc.” or the “Advisor”) serves as the investment advisor to the Funds and the Portfolio. Deutsche Asset Management Investment Services, Ltd. (“DeAMIS” or the “Subadvisor”) serves as Subadvisor to the Funds and the Portfolio. Scudder Distributors, Inc. (the “Distributor” or “SDI”) serves as the principal underwriter and distributor to the Funds and the Portfolio. The Adviser also serves as Administrator to the Funds and the Portfolio.

The Funds’ Prospectuses (each a “Prospectus” and, collectively, the “Prospectuses”), dated February 28, 2004, as they may be amended, reversed or supplemented from time to time, provide the basic information investors should know before investing, and may be obtained without charge by calling a Trust at (800) 621-1048. This Statement of Additional Information (“SAI”), which is not a Prospectus, is intended to provide additional information regarding the activities and operations of each Fund and the Portfolio and should be read only in conjunction with the applicable Prospectus. You may request a copy of the Prospectus or a paper copy of this SAI, if you have received it electronically, free of charge by calling a Trust at (800) 621-1048 or by contacting any service agent (“Service Agent”) (which is any broker, financial advisor, bank, dealer or other institution or financial intermediary that has a sub-shareholder servicing agreement with the Funds). This SAI is not an offer of any Fund for which an investor has not received a Prospectus. Capitalized terms not otherwise defined in this SAI have the meanings accorded to them in the Fund’s Prospectus. The audited financial statements for the Portfolio and each Fund are incorporated herein by reference to the Annual Report to shareholders for the Fund and Portfolio dated October 31, 2003. A copy of the Portfolio and each Fund’s Annual Report may be obtained without charge by calling the Fund at (800) 621-1048.

No person has been authorized to give any information or to make any representations not contained in this Statement of Additional Information or in the Prospectuses in connection with the offering made by the Prospectuses and, if given or made, such information or representations must not be relied upon as having been authorized by a Trust or its Distributor. Each Prospectus does not constitute an offering by a Trust or by the Distributor in any jurisdiction in which such offering may not lawfully be made. Shares of the Funds may not be available in certain states. Please call 1-800-621-1048 to determine availability in your state.

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

Investment Objectives

The following is a description of each Fund’s investment objective. There can, of course, be no assurance that a Fund will achieve its investment objective(s).

Each Fund’s investment objective is long-term capital appreciation. Under normal circumstances, each Fund invests (through the Portfolio) at least 80% of its assets, at the time of purchase, in the stocks and other securities with equity characteristics of companies in developed countries outside the United States. The Fund will notify its shareholders 60 days prior to a change in its investment policy.

Investment Policies

Each Fund seeks to achieve its investment objective by investing all of its assets in the Portfolio, which has the same investment objective as the Fund. Each Trust may withdraw a Fund’s investment from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. Since the investment characteristics of each Fund will correspond directly to those of the Portfolio, the following is a discussion of the various investments of and techniques employed by the Portfolio.

Under normal circumstances, the Portfolio invests at least 80% of its assets, at the time the Portfolio purchases the securities, in the stocks and other securities with equity characteristics of companies in developed countries outside the United States. However, the Portfolio may also invest in emerging market securities and securities of issuers in underdeveloped countries. Investments in these countries will be based on what Deutsche Asset Management, Inc. (the “Advisor”) believes to be an acceptable degree of risk in anticipation of superior returns.

The Advisor is a research-based firm, and its Europe, Australasia, and the Far East (EAFE) investment philosophy is based on the belief that investment opportunities exist all over the world. The Portfolio invests in companies, not countries or sectors. The Portfolio’s locally based analysts offer the Portfolio the unique opportunity to identify these companies.

Criteria for determining the appropriate distribution of investments among various companies is based on a globally consistent valuation methodology. To this end, the Advisor will analyze the cash-flow return on investment (CFROI) of a company. The CFROI method of evaluating companies focuses on the economic value which arises when companies generate a cash-flow return on capital that is higher than the cost of capital over sustained periods of growth. The Advisor uses the CFROI method of evaluation to reconcile a number of variables for all companies, regardless of domicile, including accounting inconsistencies and the differing amounts of capital used by companies in different industries in different countries. Focusing on the long-term, the Advisor analyzes CFROI to link corporate performance to shareholder value and determine whether it believes the prevailing market price is justified. At the forefront of the Advisor’s approach is the belief that comprehensive and fundamental research can identify the factors that establish the long-term cash flow of a company.

The Portfolio may invest in securities of companies having various levels of net worth, including smaller companies whose securities may be more volatile than securities offered by larger companies with higher levels of net worth. The remainder of the Portfolio’s assets will be invested in dollar and non-dollar denominated short-term instruments. These investments are subject to the conditions described in “Short-Term Instruments.”

Since the investment characteristics of each Fund will correspond directly to those of the Portfolio, the following is a discussion of the various investments of and techniques employed by the Portfolio.

Unless otherwise indicated, the Portfolio is permitted, but not obligated, to engage in the following investment strategies, subject to any percentage limitations set forth below. Any percentage limitation on the Portfolio’s ability to invest in debt securities will not be applicable during periods when the Portfolio pursues a temporary defensive strategy as discussed below. As a matter of non-fundamental operating policy, the Portfolio may also be subject to additional restrictions. See the section entitled “Investment Restrictions – Additional Restrictions.”

Summary of Investment Practices

INVESTMENT PRACTICE	International Equity Portfolio

KEY TO TABLE:

☒       Permitted without stated limit

☐        Permitted without stated limited, but not expected to be used to a significant extent

Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use

Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use

EQUITY SECURITIES
Common Stock	☒
Warrants	☒
Preferred Stock	☒
Convertible Securities	☒

FIXED INCOME SECURITIES & MONEY MARKET INSTRUMENTS
Short-Term Instruments	20%
Obligations of Banks and Other Financial Institutions	☐
Certificates of Deposit and Banker’s Acceptances	☐
Commercial Paper	☐
Variable Rate Master Demand Notes	☐
U.S. Government Securities	☐

DERIVATIVE SECURITIES (OPTIONS)
Options on Securities	☒
Options on Securities Indices	☒
Options on Non-US Securities Indices	☒

DERIVATIVE SECURITIES (FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS)
Futures Contracts	☒
Futures Contracts on Securities Indices	☒
Options on Futures Contracts (including Contracts on Securities Indices)	☒

DERIVATIVE SECURITIES (SWAPS)
Swaps Agreements	☒

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES	☐

SECURITIES OF NON-U.S. ISSUERS

INVESTMENT PRACTICE	International Equity Portfolio

KEY TO TABLE:

☒       Permitted without stated limit

☐        Permitted without stated limited, but not expected to be used to a significant extent

Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use

Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use

Foreign Securities & Depository Receipts (ADRs, EDRs, GDRs and IDRs)	☐
Foreign Corporate Debt Securities	☐
Foreign Government Debt Securities	☐
Investments in Emerging Markets	15%
Region and Country Investing	☒

CURRENCY MANAGEMENT
Currency Exchange Transactions	☒
Currency Hedging Transactions	☒
Cross Hedging	☒
Forward Currency Exchange Contracts	☒
Options on Foreign Currencies	☒

ADDITIONAL LIMITATIONS AND RISK FACTORS
Asset Coverage	☒
Investment Restrictions on Futures Transactions	☐
Non-U.S. Securities	☒
Emerging Markets	15%
Special Information Concerning Master-Feeder Fund Structure	☒
Rating Services	☒

OTHER INVESTMENTS AND INVESTMENT PRACTICES
Illiquid Securities	15%
TBA Commitments	☐
When-Issued and Delayed Delivery Securities	15%
Repurchase Agreements	☐
Reverse Repurchase Agreements	☐
Mortgage Dollar Rolls	☐
Lending of Portfolio Securities	30%
Borrowing	a) fundamental policy —33% b) operating policy — 5%
Short Sales	☐
Hedging Strategies	☐
Other Investment Companies	10%
Temporary Defensive Investments	100%
Diversification	☒
Concentration of Investments In Any One Industry	25%
Reserve Assets	☐
Indexed Securities	☐

The Portfolio is not obligated to pursue any of the following strategies and does not represent that these techniques are available now or will be available at any time in the future.

Equity Securities

General. The Portfolio may invest in equity securities listed on any domestic or non-U.S. securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities. As used herein, “equity securities” include common stock, preferred stock, trust or limited partnership interests, rights and warrants (to subscribe to or purchase such securities) and convertible securities (consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock).

Common Stocks. Common stocks, the most familiar type of equity securities, represent an equity (i.e., ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company’s capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, as well as changes in overall market and economic conditions. This affects the value of the shares of the Portfolio, and thus the value of your investment. Smaller companies are especially sensitive to these factors.

Warrants. The Portfolio may invest in warrants. Warrants are securities that give the holder the right but not the obligation to buy a specified number of shares of common stock at a specified price, which is often higher than the market price at the time of issuance, for a specified period (or in perpetuity). Warrants may be issued in units with other securities or separately, and may be freely transferable and traded on exchanges. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus is a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor’s risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant.

While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, changes in the market value of a warrant may not necessarily correlate with that of the underlying security. A warrant ceases to have value if it is not exercised prior to the expiration date, if any, to which the warrant is subject. The purchase of warrants involves a risk that the Portfolio could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Also, warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company.

Preferred Stock. The Portfolio may invest in preferred stock. Preferred stock has a preference (i.e., ranks higher) in liquidation (and generally dividends) over common stock but is subordinated (i.e., ranks lower) in liquidation to fixed income securities. Dividends on preferred stock may be cumulative, and in such cases, all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Because of this preference, preferred stocks generally entail less risk than common stocks. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights moves inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (e.g., common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks.

All preferred stocks are also subject to the same types of credit risks as corporate bonds. In addition, because preferred stock is subordinate to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by the Standard & Poor’s Division of the McGraw-Hill Companies (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”) although there is no minimum rating which a preferred stock must have to be an eligible investment for the Portfolio. Generally, however, the preferred stocks in which the Portfolio invests will be rated at least CCC by S&P or Caa by Moody’s or, if unrated, of comparable quality in the opinion of the Advisor. Preferred stocks rated CCC by S&P are regarded as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations and represent the highest degree of speculation among securities rated between BB and CCC; preferred stocks rated Caa by Moody’s are likely to be in arrears on dividend payments. Moody’s rating with respect to preferred stocks does not purport to indicate the future status of payments of dividends.

Convertible Securities. The Portfolio may invest in convertible securities. A convertible security is a bond or preferred stock which may be converted at a stated price within a specific period of time into a specified number of shares of common stock of the same or different issuer. Convertible securities are senior to common stock in a corporation’s capital structure, but are generally subordinate to non-convertible debt securities. While providing a fixed income stream, generally higher in yield than the income derived from a common stock but lower in yield than that afforded by a non-convertible debt security, a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of common stock into which it is convertible. The terms of any convertible security determine its ranking in a company’s capital structure. In the case of subordinated convertible debentures, the holders’ claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders’ claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

In general, the market value of a convertible security is the greater of its investment value (its value as a fixed income security) or its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise; however, the price of a convertible security generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Fixed Income Securities and Money Market Instruments

General. The Portfolio may invest in a broad range of domestic and foreign fixed income (debt) securities. Fixed income securities, including (but not limited to) bonds, are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values.

The value of fixed income securities in the Portfolio’s portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

In periods of declining interest rates, the yield (the income generated over a stated period of time) of the Portfolio that invests in fixed income securities may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of the Portfolio may tend to be lower. Also, when interest rates are falling, the inflow of net new money to the Portfolio from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Portfolio’s portfolio, thereby reducing the yield of the Portfolio. In periods of rising interest rates, the opposite can be true. The net asset value of a Portfolio investing in fixed income securities can generally be expected to change as general levels of interest rates fluctuate.

Fixed Income Security Risk. Fixed income securities generally expose the Portfolio to five types of risk: (1) interest rate risk (the potential for fluctuations in bond prices due to changing interest rates); (2) income risk (the potential for a decline in the Portfolio’s income due to falling market interest rates); (3) credit risk (the possibility that a bond issuer will fail to make timely payments of either interest or principal to the Portfolio); (4) prepayment risk or call risk (the likelihood that, during period of falling interest rates, securities with high stated interest rates will be prepaid, or “called” prior to maturity, requiring the Portfolio to invest the proceeds at generally lower interest rates); and (5) extension risk (the likelihood that as interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, which will have the effect of locking in a below-market interest rate, increasing the security duration and reducing the value of the security).

Short-Term Instruments. The Portfolio intends to stay invested in equity securities to the extent practical in light of its objective and long-term investment perspective. However, up to 20% of the Portfolio’s assets may be invested in short-term instruments with remaining maturities of 397 days or less or in money market mutual funds: to meet anticipated redemptions and expenses; for day-to-day operating purposes; and when the Portfolio experiences large cash inflows through the sale of securities. When the Portfolio experiences large cash inflows, for example, through the sale of securities and attractive investments are unavailable in sufficient quantities, the Portfolio may hold short-term investments (or shares of money market mutual funds) for a limited time pending availability of such investments. In addition, when in the Advisor’s opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse market or other conditions, up to 100% of the Portfolio’s assets may be invested in such short-term instruments.

Short-term instruments consist of foreign and domestic: (1) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (2) other short-term debt securities rated AA or higher by S&P or Aa or higher by Moody’s or, if unrated, are deemed to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and banker’s acceptances; and (5) repurchase agreements. At the time the Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer’s parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody’s; outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody’s; or, if no such ratings are available, the instrument must be deemed to be of comparable quality in the opinion of the Advisor. These instruments may be denominated in U.S. dollars or in foreign currencies.

Other U.S. government securities the Portfolio may invest in include (but are not limited to) securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the U.S., Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, the Portfolio will invest in obligations issued by such an instrumentality only if the Advisor determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Portfolio.

Obligations of Banks and Other Financial Institutions. The Portfolio may invest in U.S. dollar-denominated fixed rate or variable rate obligations of U.S. or foreign financial institutions, including banks, which are rated in the highest short-term rating category by any two nationally recognized statistical rating organizations (“NRSROs”) (or one NRSRO if that NRSRO is the only such NRSRO which rates such obligations) or, if not so rated, are believed by the Advisor, acting under the supervision of the Board of Trustees of the Portfolio, to be of comparable quality. Obligations of domestic and foreign financial institutions in which the Portfolio may invest include (but are not limited to) certificates of deposit, bankers’ acceptances, bank time deposits, commercial paper, and other U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign financial institutions, including banks.

For purposes of the Portfolio’s investment policies with respect to bank obligations, the assets of a bank will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign branches of U.S. banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation. If the Advisor, acting under the supervision of the Board of Trustees, deems the instruments to present minimal credit risk, the Portfolio may invest in obligations of foreign banks or foreign branches of U.S. banks which include banks located in the United Kingdom, Grand Cayman Island, Nassau, Japan and Canada. Investments in these obligations may entail risks that are different from those of investments in obligations of U.S. domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, difficulty or inability of pursuing legal remedies and obtaining judgments in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on bank obligations. Foreign branches of U.S. banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards that those applicable to domestic branches of U.S. banks.

Certificates of Deposit and Bankers’ Acceptances. The Portfolio may invest in certificates of deposit and bankers’ acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper. The Portfolio may invest in commercial paper. The Portfolio may invest in fixed rate or variable rate commercial paper, issued by U.S. or foreign entities. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by U.S. or foreign corporations in order to finance their current operations. Any commercial paper issued by a foreign entity corporation and purchased by the Portfolio must be U.S. dollar-denominated and must not be subject to foreign withholding tax at the time of purchase. Commercial paper when purchased by the Portfolio must be rated in the highest short-term rating category by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which rates such security) or, if not so rated, must be believed by the Advisor, acting under the supervision of the Board of Trustees of the Portfolio, to be of comparable quality. Investing in foreign commercial paper generally involves risks similar to those described above relating to obligations of foreign banks or foreign branches and subsidiaries of U.S. and foreign banks.

The Portfolio may also invest in variable rate master demand notes. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

For a description of commercial paper ratings, see the Appendix to this SAI.

U.S. Government Securities. The Portfolio may invest in obligations issued or guaranteed by the U.S. government which include: (1) direct obligations of the U.S. Treasury and (2) obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the U.S. government are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the U.S. government are: instruments that are supported by the full faith and credit of the U.S. government (such as certificates issued by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”)); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”)).

Derivative Securities

General. The Portfolio may invest in various instruments that are commonly known as “derivatives.” Generally, a derivative is a financial arrangement, the value of which is based on, or “derived” from, a traditional security, asset or market index. Some “derivatives” such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile and/or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There is a range of risks associated with those uses. For example, the Portfolio may use futures and options as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities and for traditional hedging purposes to attempt to protect the Portfolio from exposure to changing interest rates, securities prices or currency exchange rates and for cash management or other investment purposes. The use of derivatives may result in leverage, which tends to magnify the effects of an instrument’s price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances, lead to significant losses. The Portfolio will limit the leverage created by its use of derivative for investment purposes by “covering” such positions as required by the Securities and Exchange Commission (the “Commission”). The Advisor may use derivatives in circumstances where the Advisor believes they offer an economical means of gaining exposure to a particular asset class. Derivatives will not be used to increase portfolio risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indexes that by themselves would not be purchased for the Portfolio. The use of derivatives for non-hedging purposes may be considered speculative.

The Portfolio’s investment in options, futures or forward contracts, and similar strategies depend on the Advisor’s judgment as to the potential risks and rewards of different types of strategies. Options and futures can be volatile investments, and may not perform as expected. If the Advisor applies a hedge at an inappropriate time or judges price trends incorrectly, options and futures strategies may lower the Portfolio’s return. The Portfolio could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities, and may offer less liquidity and less protection to the Portfolio in the event of default by the other party to the contract.

Derivatives Securities: Options

Options on Securities. The Portfolio may purchase and write (sell) put and call options on stocks. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying stock at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying stock at the exercise price at any time during the option period.

The Portfolio may write (sell) covered call and put options to a limited extent on its portfolio securities (“covered options”) in an attempt to increase income through the premiums it receives for writing the option(s). However, in return for the premium, the Portfolio may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Portfolio.

A call option written by the Portfolio is “covered” if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call option on the same security and in the same principal amount as the written call option where the exercise price of the call option so held (a) is equal to or less than the exercise price of the written call option or (b) is greater than the exercise price of the written call option if the difference is segregated by the Portfolio in cash or liquid securities.

When the Portfolio writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the “exercise price”) by exercising the option at any time during the option period. If the option expires unexercised, the Portfolio will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Portfolio has no control, the Portfolio must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Portfolio forgoes, in exchange for the premium less the commission (“net premium”), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. In addition, the Portfolio may continue to hold a stock which might otherwise have been sold to protect against depreciation in the market price of the stock.

A put option written by the Portfolio is “covered” when, among other things, cash or liquid securities acceptable to the broker are placed in a segregated account to fulfill the obligations undertaken. When the Portfolio writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Portfolio at the specified exercise price at any time during the option period. If the option expires unexercised, the Portfolio will realize income in the amount of the net premium received for writing the option. If the put option is exercised, a decision over which the Portfolio has no control, the Portfolio must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. The Portfolio will only write put options involving securities for which a determination is made at the time the option is written that the Portfolio wishes to acquire the securities at the exercise price.

The Portfolio may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a “closing purchase transaction.” The Portfolio will realize a profit or loss on a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Portfolio, may enter into a “closing sale transaction” which involves liquidating the Portfolio’s position by selling the option previously purchased. Where the Portfolio cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When the Portfolio writes an option, an amount equal to the net premium received by the Portfolio is included in the liability section of the Portfolio’s Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be identified on the Portfolio’s books.

The Portfolio may also purchase call and put options on any securities in which it may invest. The Portfolio would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Portfolio would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

The Portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell a security, which may or may not be held by the Portfolio at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Portfolio. Put options also may be purchased by the Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities that the Portfolio does not own. The Portfolio would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

The Portfolio may enter into closing transactions in order to offset an open option position prior to exercise or expiration by selling an option it has purchased or by entering into an offsetting option. If the Portfolio cannot effect closing transactions, it may have to retain a security in its portfolio it would otherwise sell or deliver a security it would otherwise retain. The Fund may purchase and sell options traded on recognized foreign exchanges. The Portfolio may also purchase and sell options traded on US exchanges and, to the extent permitted by law, options traded over-the-counter.

The Portfolio may also engage in options transactions in the over-the-counter (“OTC”) market with broker-dealers who make markets in these options. At present, approximately ten broker-dealers, including several of the largest primary dealers in U.S. government securities, make these markets. The ability to terminate OTC option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Portfolio will purchase such options only from broker-dealers who are primary U.S. government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Advisor will monitor the creditworthiness of dealers with whom the Portfolio enters into such options transactions under the general supervision of the Portfolio’s Board of Trustees. Unless the Trustees conclude otherwise, the Portfolio intends to treat OTC options purchased and the assets used to “cover” OTC options written as not readily marketable and therefore subject to the Portfolio’s limit on investments in illiquid securities.

Options on Securities Indices. The Portfolio may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor’s 100. Indices may also be based on a particular industry or market segment.

Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

As discussed in “Options on Securities,” the Portfolio would normally purchase a call option in anticipation of an increase in the market value of the relevant index. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase the underlying securities at a specified price during the option period. The Portfolio would ordinarily have a gain if the value of the underlying securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

As discussed in “Options on Securities,” the Portfolio would normally purchase put options in anticipation of a decline in the market value of the relevant index (“protective puts”). The purchase of a put option would entitle the

Portfolio, in exchange for the premium paid, to sell the underlying securities at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the index. The Portfolio would ordinarily recognize a gain if the value of the index decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the index remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the index.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Portfolio of options on stock indices will be subject to the Advisor’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Portfolio generally will only purchase or write such an option if the Advisor believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Portfolio will not purchase such options unless the Advisor believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in the Portfolio’s portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Advisor may be forced to liquidate portfolio securities to meet settlement obligations. The Portfolio’s activities in index options may also be restricted by the requirements of the Code for qualification as a regulated investment company.

In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

Options on Non-U.S. Securities Indices. The Portfolio may purchase and write put and call options on foreign stock indices listed on domestic and foreign stock exchanges. The Portfolio may also purchase and write OTC Options on foreign stock indices.

The Portfolio may, to the extent allowed by federal and state securities laws, invest in securities indices instead of investing directly in individual non-U.S. securities. The Portfolio may also use foreign stock index options for hedging purposes.

Derivative Securities: Futures Contracts and Options on Futures Contracts

General. The Portfolio may enter into futures contracts on securities, securities indices, foreign currencies and interest rates, and purchase and write (sell) options thereon which are traded on exchanges designated by the Commodity Futures Trading Commission (the “CFTC”) or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of, among other things, a commodity, a non-U.S. currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

The Portfolio may enter into futures contracts and options on futures contracts on securities, securities indices and currencies both to manage its exposure to changing interest rates, security prices and currency exchange rates and as an efficient means of managing allocations between asset classes. The Portfolio has claimed exclusion from the definition of the term “commodity pool operator” adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Portfolio is not subject to commodity pool operator registration and regulation under the Commodity Exchange Act (“CEA”).

The successful use of futures contracts and options thereon draws upon the Advisor’s skill and experience with respect to such instruments and are subject to special risk considerations. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the securities or currency in the Portfolio. Successful use of futures or options contracts is further dependent on the Advisor’s ability to predict correctly movements in the securities or foreign currency markets and no assurance can be given that its judgment will be correct.

Futures Contracts. Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument, commodity or index at a fixed time and place in the future. U.S. futures contracts have been designed by exchanges which have been designated “contracts markets” by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies, or financial indices including any index of U.S. government securities, foreign government securities or corporate debt securities. The Portfolio may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. government, such as long-term U.S. Treasury Bonds, Treasury Notes and U.S. Treasury Bills. The Portfolio may also enter into futures contracts which are based on bonds issued by governments other than the U.S. government. Futures contracts on foreign currencies may be used to hedge against securities that are denominated in foreign currencies.

At the same time a futures contract is entered into, the Portfolio must allocate cash or liquid securities as a deposit payment (“initial margin”). Daily thereafter, the futures contract is valued and the payment of “variation margin” may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract’s value.

At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some, but not many, cases, securities called for by a futures contract may not have been issued when the contract was written.

Although futures contracts (other than those that settle in cash, such as index futures) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offset before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in an identical futures contract on the commodities exchange on which the futures contract was entered into (or a linked exchange) calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Portfolio will incur brokerage fees when it enters into futures contracts.

The purpose of the acquisition or sale of a futures contract, in cases where the Portfolio holds or intends to acquire fixed-income securities, is to attempt to protect the Portfolio from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase (which thus would cause the prices of debt securities to decline), the Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt security in the Portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Portfolio to maintain a defensive position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline (thus increasing the value of debt securities), futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market. The segregated assets maintained to cover the Portfolio’s obligations with respect to such futures contracts will consist of cash or liquid securities acceptable to the broker from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price, general interest rate or currency exchange rate trends by the Advisor may still not result in a successful transaction.

In addition, futures contracts entail significant risks. Although the Advisor believes that use of such contracts will benefit the Portfolio, if the Advisor’s investment judgment about the general direction of interest rates or an index is incorrect, the Portfolio’s overall performance would be poorer than if it had not entered into any such contract. For example, if the Portfolio has hedged against the possibility of an increase in interest rates or a decrease in an index which would adversely affect the value of securities held in its portfolio and interest rates decrease or securities prices increase instead, the Portfolio will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

Futures Contracts on Securities Indices. The Portfolio may also enter into futures contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of U.S. or non-U.S. securities. This investment technique may be used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities or to hedge against anticipated future change in general market prices which otherwise might either adversely affect the value of securities held by the Portfolio or adversely affect the prices of securities which are intended to be purchased at a later date for the Portfolio or as an efficient means of managing allocation between asset classes. A futures contract may also be entered into to close out or offset an existing futures position.

When used for hedging purposes, each transaction futures contracts on a securities index involves the establishment of a position which, the Advisor believes, will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Portfolio will rise in value by an amount which approximately offsets the decline in value of the portion of the Portfolio’s investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of futures contracts may not be achieved or a loss may be realized.

Options on Futures Contracts (Including Futures Contracts on Securities Indices). The Portfolio may purchase and write (sell) options on futures contracts for hedging purposes. For example, as with the purchase of futures contracts, when the Portfolio is not fully invested, it may purchase a call option on an interest rate sensitive futures contract to hedge against a potential price increase on debt securities due to declining interest rates.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an index or individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.

The writing of a call option on a futures contract may constitute a partial hedge against declining prices of the underlying portfolio securities which are the same as or correlate with the security or foreign currency that is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the price specified in the premium received for writing the option (“exercise price”), the Portfolio will retain the full amount of the net premium (the premium received for writing the option less any commission), which provides a partial hedge against any decline that may have occurred in the Portfolio’s holdings.

The writing of a put option on an index futures contract may constitute a partial hedge against increasing prices of the underlying securities or foreign currency that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option net premium, which provides a partial hedge against any increase in the price of securities that the Portfolio intends to purchase.

If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss that will be reduced by the amount of the net premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio’s losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a call or put option on a futures contract with respect to an index is similar in some respects to the purchase of a call or protective put option on an index. For example, the Portfolio may purchase a put option on an index futures contract to hedge against the risk of lowering securities values.

The amount of risk the Portfolio assumes when it purchases an option on a futures contract with respect to an index is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Derivative Securities: Swap Agreements

General. The Portfolio may enter into swaps relating to indices, currencies, interest rates, equity and debt interests of non-U.S. issuers without limit. A swap transaction is an agreement between the Portfolio and a counterpart to act in accordance with the terms of the swap contract. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Index swaps involve the exchange by the Portfolio with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a basket of stocks or a single stock. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

The Portfolio may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio may also use such transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances, for example, where the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms. Swaps have special risks associated including possible default by the counterpart to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

The Portfolio will usually enter into swaps on a net basis (i.e. the two payment streams are netted out in a cash settlement on the payment date or dates specified in the agreement, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Portfolio is contractually obligated to make. If the counter party to a swap defaults, the Portfolio’s risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive. Where swaps are entered into for good faith hedging purposes, the Advisor believes such obligations do not constitute senior securities under the Investment Company Act of 1940 (“1940 Act”) and, accordingly, will not treat them as being subject to the Portfolio’s borrowing restrictions. Where swaps are entered into for other than hedging purposes, the Portfolio will segregate an amount of cash or other liquid securities having a value equal to the accrued excess of its obligations over entitlements with respect to each swap on a daily basis.

Whether the use of swap agreements will be successful in furthering its investment objective will depend on the Advisor’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid because they are two party contracts and because they may have terms of greater than seven days. Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter party. The Portfolio will minimize this risk by entering into agreements that mark to market no less frequently than quarterly. In addition, the Portfolio will enter into swap agreements only with counter parties that would be eligible for consideration as repurchase agreement counter parties under the Portfolio’s repurchase agreement guidelines. Certain restrictions imposed on the Portfolio by the Internal Revenue Code of 1986, as amended (the “Code”) may limit the Portfolio’s ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Portfolio’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Swap agreements also bear the risk that the Portfolio will not be able to meet its obligation to the counter party. This risk will be mitigated by investing the Portfolio in the specific asset for which it is obligated to pay a return.

Certain swap agreements are exempt from most provisions of the CEA and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC effective February 22, 1993. To qualify for this exemption, a swap agreement must be entered into by eligible participants, which includes the following, provided the participant’s total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have asset exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a “safe harbor” for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that: (1) have individually tailored terms; (2) lack exchange style offset and the use of a clearing organization or margin system; (3) are undertaken in conjunction with a line of business; and (4) are not marketed to the public.

The Portfolio will not enter into any swap, cap or floor transaction unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by the Advisor. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. See “Illiquid Securities.” Restrictions adopted by the CFTC may in the future restrict the Portfolio’s ability to enter into swap transactions.

Mortgage-Backed and Asset-Backed Securities

General Characteristics. The Portfolio may invest in mortgage-backed securities. A mortgage-backed security consists of a pool of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties.

The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, if the Portfolio purchases mortgage-backed securities at a premium, a faster than expected prepayment rate will decrease both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if a Portfolio purchases mortgage-backed securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease yield to maturity and market values. To the extent that a Portfolio invests in mortgage-backed securities, the Advisor may seek to manage these potential risks by investing in a variety of mortgage-backed securities and by using certain hedging techniques.

Asset-Backed Securities. The Portfolio may invest in securities generally referred to as asset-backed securities. Asset-backed securities are secured by and payable from, or directly or indirectly represent undivided fractional interests in, pools of consumer loans (unrelated to mortgage loans) held in a trust. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience of the underlying assets. Payments of principal and interest are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement is exhausted, certificate-holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of the securities also may change because of changes in the market’s perception of creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed securities are ultimately dependent upon payment of consumer loans by individuals, and the certificate-holder generally has no recourse against the entity that originated the loans.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first lien mortgage loans or interests therein but include assets such as (but not limited to) motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same type of security interest in the related collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

The market for privately issued asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. The asset-backed securities in which the Portfolio may invest are limited to those which are readily marketable, dollar-denominated and rated BBB or higher by S&P or Baa or higher by Moody’s.

The yield characteristics of the asset-backed securities in which the Portfolio may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if the Portfolio purchases these securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. Conversely, if the Portfolio purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, the yield on these securities. Amounts available for reinvestment by the Portfolio are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

Mortgage-Backed Securities and Asset-Backed Securities — Types of Credit Support. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (1) liquidity protection and (2) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties; through various means of structuring the transaction; or through a combination of such approaches. The Portfolio will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The ratings of mortgage-backed securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and “over-collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

Securities of Non-U.S. Issuers

General. The Portfolio will, under normal market conditions, invest a significant portion of its assets in non-U.S. securities.

The Portfolio may invest in securities of non-U.S. issuers directly or in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and International Depository Receipts (“IDRs”) or other similar securities representing ownership of securities of non-U.S. issuers held in trust by a bank or similar financial institution. These securities may not necessarily be denominated in the same currency as the securities they represent. Designed for use in U.S., European and international securities markets, respectively, ADRs, EDRs, GDRs and IDRs are alternatives to the purchase of the underlying securities in their national markets and currencies, but are subject to the same risks as the non-U.S. securities to which they relate.

With respect to certain countries in which capital markets are either less developed or not easily accessed, investments by the Portfolio may be made through investment in other investment companies that in turn are authorized to invest in the securities of such countries. Investment in other investment companies is generally limited in amount by the 1940 Act, will involve the indirect payment of a portion of the expenses involved (including the advisory fees of such other investment companies) and may result in a duplication of fees and expenses.

Investments in American, European, Global and International Depository Receipts. The Portfolio may invest in non-U.S. securities in the form of ADRs, EDRs, GDRs, or IDRs. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and IDRs are receipts issued in Europe typically by non-U.S. banking and trust companies that evidence ownership of either foreign or U.S. securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying non-U.S. securities. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs, GDRs and IDRs, in bearer form, are designed for use in European and international securities markets. An ADR, EDR, GDR or IDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated.

U.S. Dollar-Denominated Foreign Debt Securities. The Portfolio may invest in the U.S. dollar-denominated debt securities of foreign companies. Investing in the securities of foreign companies involves more risks than investing in securities of U.S. companies. Their value is subject to economic and political developments in the countries where the companies operate and to changes in foreign currency values. Values may also be affected by foreign tax laws, changes in foreign economic or monetary policies, exchange control regulations and regulations involving prohibitions on the repatriation of foreign currencies.

In addition, the relative performance of various countries’ fixed income markets historically has reflected wide variations relating to the unique characteristics of each country’s economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

U.S. Dollar-Denominated Foreign Government Debt Securities. The Portfolio may invest in U.S. dollar-denominated foreign government debt securities which include debt obligations issued or guaranteed by national, state or provincial governments or similar political subdivisions and quasi-governmental and supranational entities (collectively, “sovereign debt obligations”). Sovereign debt obligations, especially those of developing countries, may involve a high degree of risk. The issuer of such an obligation or the governmental authorities that control the repayment of the obligation may be unable or unwilling to repay principal and interest when due and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Quasi-governmental and supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include (but are not limited to) the International Bank for Reconstruction and Development (the “World Bank”), the Japanese Development Bank, the Asian Development Bank and the Inter-American Development Bank. Currently, the Portfolio intends to invest only in obligations issued or guaranteed by the Asian Development Bank, the Inter-American Development Bank, the World Bank, the African Development Bank, the European Coal and Steel Community, the European Economic Community, the European Investment Bank and the Nordic Investment Bank. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

Investments in Emerging Markets. The Portfolio may invest in one or more countries with emerging securities markets. These countries are generally located in Latin America, Eastern Europe, the Middle East, Africa and Asia. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and, at times, may have nationalized or expropriated the assets of private companies. As a result, these risks, including the risk of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Portfolio’s investments in these countries, as well as the availability of additional investments in these countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make the Portfolio’s investments in these countries illiquid and more volatile than investments in most Western European countries, and the Portfolio may be required to establish special custodial or other arrangements before making certain investments in some of these countries.

Securities markets of emerging countries may also have less efficient clearance and settlement procedures than U.S. markets, making it difficult to conduct and complete transactions. Delays in the settlement could result in temporary periods when a portion of the Portfolio’s assets is uninvested and no return is earned thereon. Inability to make intended security purchases could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities could result either in losses to the Portfolio due to subsequent declines in value of the portfolio security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability of the Portfolio to the purchaser. In addition, transaction costs, including brokerage commissions and dealer mark-ups, in emerging countries may be higher than in the U.S. and other developed securities markets.

As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law. Furthermore, with respect to investments in certain emerging countries, archaic legal systems may have an adverse impact on a Portfolio. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging countries. Similarly, the rights of investors in emerging country companies may be more limited than those of shareholders of U.S. corporations.

In addition, there may be little financial or accounting information available with respect to issuers located in certain of these countries, and it may be difficult as a result to assess the value or prospects of an investment in these countries. The laws of some foreign countries may limit the Portfolio’s ability to invest in securities of certain issuers located in those countries.

Region and Country Investing. The Portfolio may focus its investments in a particular region and/or in one or more foreign countries. Focusing the Portfolio’s investments in a particular region or country will subject the Portfolio (to a greater extent than if its investments in such region or country were more diversified) to the risks of adverse securities markets, exchange rates and social, political or economic developments which may occur in that particular region or country.

For purposes of the Portfolio’s investment objective, a company is considered to be located in a particular country if it (1) is organized under the laws of that country and has a principal place of business in that country or (2) derives 50% or more of its total revenues from business in that country.

Currency Management

General. In connection with the Portfolio’s investments denominated in foreign currencies, the Advisor may choose to utilize a variety of currency management (hedging) strategies. The Advisor seeks to take advantage of different yield, risk and return characteristics that different currencies, currency denominations and countries can provide to U.S. investors. In doing so, the Advisor will consider such factors as the outlook for currency relationships; current and anticipated interest rates; levels of inflation within various countries; prospects for relative economic growth; and government policies influencing currency exchange rates and business conditions. Although the Adviser may attempt to manage currency exchange rate risks, there is no assurance that the Adviser will do so, or do so at an appropriate time or that the Adviser will be able to predict exchange rates accurately.

Currency Exchange Transactions. Because the Portfolio may buy and sell securities denominated in currencies other than the U.S. dollar and receives interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Portfolio from time to time may enter into currency exchange transactions to convert to and from different currencies and to convert foreign currencies to and from the U.S. dollar. The Portfolio either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market or uses forward currency exchange contracts (discussed below) to purchase or sell currencies.

Currency Hedging. The Portfolio’s currency hedging strategies will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Portfolio generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. The Portfolio may not position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

Proper currency hedging is important because a decline in the U.S. dollar value of a foreign currency in which the Portfolio’s securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the U.S. dollar value of non-dollar denominated securities it holds, the Portfolio may purchase foreign currency put options. If the value of the foreign currency does decline, the Portfolio will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Portfolio may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Portfolio derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Portfolio may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

Cross Hedging. At the discretion of the Advisor, the Portfolio may employ the currency hedging strategy known as “cross-hedging” by using forward currency contracts, currency options or a combination of both. When engaging in cross-hedging, the Portfolio seeks to protect against a decline in the value of a foreign currency in which certain of its portfolio securities are denominated by selling that currency forward into a different foreign currency for the purpose of diversifying the Portfolio’s total currency exposure or gaining exposure to a foreign currency that is expected to outperform.

Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by the Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks and brokerages) and their customers. A forward currency exchange contract may not have a deposit requirement and may be traded at a net price without commission. The Portfolio maintains with its custodian a segregated account of cash or liquid securities in an amount at least equal to its obligations under each forward currency exchange contract. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Portfolio’s securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

The Portfolio may enter into foreign currency hedging transactions in an attempt to protect against changes in currency exchange rates between the trade and settlement dates of specific securities transactions or changes in currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the Advisor’s long-term investment decisions, the Portfolio will not routinely enter into currency hedging transactions with respect to security transactions; however, the Advisor believes that it is important to have the flexibility to enter into currency hedging transactions when it determines that the transactions would be in the Portfolio’s best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event the Portfolio’s ability to utilize forward contracts may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of currency forward contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on the Portfolio’s foreign currency denominated portfolio securities and the use of such techniques will subject the Portfolio to certain risks.

The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Portfolio may not always be able to enter into currency forward contracts at attractive prices and this will limit the Portfolio’s ability to use such contract to hedge or cross-hedge its assets. Also, with regard to the Portfolio’s use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Portfolio’s cross-hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio’s assets that are the subject of such cross-hedges are denominated.

The Portfolio will segregate cash or liquid securities in an amount equal to the value of the Portfolio’s total assets committed to the consummation of forward currency contracts requiring the Portfolio to purchase foreign currencies or forward contracts entered into for non-hedging purposes. If the value of the segregated securities declines, additional cash or liquid securities will be segregated on a daily basis so that the value of the assets will equal the amount of the Portfolio’s commitments with respect to such contracts. The segregated assets will be marked-to-market on a daily basis.

Options on Foreign Currencies. The Portfolio may write covered put and call options and purchase put call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. The Portfolio may use options on currencies to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different, but related currency. As with other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and the Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to the Portfolio’s position, it may forfeit the entire amount of the premium plus related transaction costs. In addition the Portfolio may purchase call options on currency when the Advisor anticipates that the currency will appreciate in value.

The Portfolio may also write options on foreign currencies for the same types of hedging purposes. For example, where the Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

The Portfolio may write covered call options on foreign currencies. A call option written on a foreign currency by the Portfolio is “covered” if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration identified on the Portfolio’s books) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is segregated by the Portfolio in cash or liquid securities.

The Portfolio also may write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Portfolio collateralizes the option by segregating cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

There is no assurance that a liquid secondary market will exist for any particular option, or at any particular time. If the Portfolio is unable to effect a closing purchase transaction with respect to covered options it has written, the Portfolio will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Portfolio is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying currency. The Portfolio pays brokerage commissions or spreads in connection with its options transactions.

As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. In some circumstances, the Portfolio’s ability to terminate OTC options may be more limited than with exchange-traded options. It is also possible that broker-dealers participating in OTC options transactions will not fulfill their obligations. The Portfolio intends to treat OTC options as not readily marketable and therefore subject to the Portfolio’s limitation with respect to illiquid securities.

Additional Limitations and Risk Factors

In addition to the risks discussed above, the Portfolio’s investments may be subject to the following limitations and risk factors:

Additional Risks Related To Transactions in Options, Futures Contracts, Options on Futures Contracts, Swaps And Forward Foreign Currency Exchange Contracts. The Portfolio’s active management techniques involve (1) liquidity risk (contractual positions cannot be easily closed out in the event of market changes or generally in the absence of a liquid secondary market), (2) correlation risk (changes in the value of hedging positions may not match the securities market and foreign currency fluctuations intended to be hedged), and (3) market risk (an incorrect prediction of securities prices or exchange rates by the Advisor may cause the Portfolio to perform worse than if such positions had not been taken). In addition, the ability to terminate OTC options is more limited than with exchange traded options and may involve the risk that the counter party to the option will not fulfill its obligations.

Asset Coverage. The Portfolio will comply with the segregation or coverage guidelines established by the Commission and other applicable regulatory bodies with respect to certain transactions, including (but not limited to) options written on securities and indices; currency, interest rate and security index futures contracts and options on these futures contracts; and forward currency contracts. These guidelines may, in certain instances, require segregation by the Portfolio of cash or liquid securities to the extent the Portfolio’s obligations with respect to these strategies are not otherwise covered through ownership of the underlying security or financial instrument, by other portfolio positions or by other means consistent with applicable regulatory policies. Unless the transaction is covered, the segregated assets must at all times equal or exceed the Portfolio’s obligations with respect to these strategies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Portfolio’s assets could impede portfolio management or the Portfolio’s ability to meet redemption requests or other current obligations.

For example, a call option written on securities may require the Portfolio to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written on an index may require the Portfolio to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Portfolio may require the Portfolio to segregate assets (as described above) equal to the exercise price. The Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio. If the Portfolio holds a futures contract, the Portfolio could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held. The Portfolio may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

The Board of Trustees of the Portfolio has adopted the requirement that futures contracts and options on futures contracts be used as a hedge and may also use stock index futures on a continual basis to equitize cash so that the Portfolio may maintain 100% equity exposure. In compliance with current CFTC regulations, the Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Portfolio and premiums paid on outstanding options on futures contracts owned by the Portfolio (other than those entered into for bona fide hedging purposes) would exceed 5% of the Portfolio’s net asset value, after taking into account unrealized profits and unrealized losses on any such contracts.

The use of options, futures and foreign currency contracts is a highly specialized activity which involves investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on investments in options and futures depend on the Advisor’s ability to predict the direction of stock prices, interest rates, currency movements and other economic factors. The loss that may be incurred by the Portfolio in entering into futures contracts and written options thereon and forward currency contracts is potentially unlimited. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers’ orders. Most futures exchanges limit the amount of fluctuation permitted in a futures contract’s prices during a single trading day. Once the limit has been reached no further trades may be made that day at a price beyond the limit. The price limit will not limit potential losses, and may in fact prevent the prompt liquidation of futures positions, ultimately resulting in further losses. Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities, and may offer less liquidity and less protection to the Portfolio in the event of default by the other party to the contract.

Except as set forth above under “Derivative Securities: Futures Contracts and Options on Futures Contracts,” there is no limit on the percentage of the assets of the Portfolio that may be at risk with respect to futures contracts and related options or forward currency contracts. The Portfolio may not invest more than 25% of its total assets in purchased protective put options. The Portfolio’s transactions in options, forward currency contracts, futures contracts and options on futures contracts may be limited by the requirements for qualification of the Portfolio as a regulated investment company for tax purposes. See “Taxes.” There can be no assurance that the use of these portfolio strategies will be successful.

Investment Restrictions on Futures Transactions. The Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Portfolio and premiums paid on outstanding options on futures contracts owned by the Portfolio (other than those entered into for bona fide hedging purposes) would exceed 5% of the Portfolio’s net asset value, after taking into account unrealized profits and unrealized losses on any such contracts.

Non-U.S. Securities. Although the Portfolio intends to invest primarily in securities of established companies based in developed countries, investors should realize that the value of the Portfolio’s investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Portfolio’s operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. In general, less information is publicly available with respect to non-U.S. issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. Any foreign investments made by the Portfolio must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

Because non-U.S. securities generally are denominated and pay dividends or interest in foreign currencies, and the Portfolio holds various foreign currencies from time to time, the value of the net assets of the Portfolio as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, the Portfolio’s currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of the Portfolio’s currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange, the Portfolio is authorized to enter into certain foreign currency exchange transactions.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of The New York Stock Exchange, Inc. (the “NYSE”). Accordingly, the Portfolio’s foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for non-U.S. securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, the Portfolio normally pays fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

Emerging Markets. The world’s industrialized markets generally include but are not limited to the following: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States; the world’s emerging markets generally include but are not limited to the following: Argentina, Botswana, Bolivia, Brazil, Bulgaria, Chile, China, Colombia, Costa Rica, the Czech Republic, Ecuador, Egypt, Greece, Hungary, India, Indonesia, Israel, the Ivory Coast, Jordan, Korea, Malaysia, Mexico, Morocco, Nicaragua, Nigeria, Pakistan, Peru, Philippines, Poland, Romania, Russia, Slovakia, Slovenia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Uruguay, Venezuela, Vietnam and Zimbabwe.

Investment in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of non-U.S. issuers outlined above but to a heightened degree. These heightened risks include: (1) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (2) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; and (3) certain national policies which may restrict the Portfolio’s investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

In addition to brokerage commissions, custodial services and other costs relating to investment in emerging markets are generally more expensive than in the United States. Such markets have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Portfolio to make intended securities purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of a security due to settlement problems could result either in losses to the Portfolio due to subsequent declines in the value of the security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser.

Special Information Concerning Master-Feeder Fund Structure. Unlike other open-end management investment companies (mutual funds) which directly acquire and manage their own portfolio securities, each Fund seeks to achieve its investment objective by investing all of its assets in the Portfolio, a separate registered investment company with the same investment objective as the Fund. Therefore, an investor’s interest in the Portfolio’s securities is indirect. In addition to selling a beneficial interest to the Funds, the Portfolio may sell beneficial interests to other mutual funds, investment vehicles or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio’s expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Funds due to variations in sales commissions and other operating expenses. Therefore, investors in the Funds should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from the Portfolio at 1-800-621-1048.

Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the SEC, whenever a Trust is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of each Fund and will cast all of its votes in the same proportion as the votes of the Fund’s shareholders. Fund shareholders who do not vote will not affect a Trust’s votes at the Portfolio’s meeting. The percentage of a Trust’s votes representing each Fund’s shareholders not voting will be voted by the Trustees or officers of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

Certain changes in the Portfolio’s investment objectives, policies or restrictions may require a Fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution “in-kind” of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, a Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in-kind may result in a less diversified portfolio of investments or adversely affect the liquidity of a Fund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.

A Fund may withdraw its investment from the Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the shareholders of the Fund to do so. Upon any such withdrawal, the Board of Trustees of a Trust would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective as the Fund or the retaining of an investment advisor to manage the Fund’s assets in accordance with the investment policies described herein with respect to the Portfolio.

Each Fund’s investment objective is not a fundamental policy and may be changed upon notice to, but without the approval of, the Fund’s shareholders. If there is a change in a Fund’s investment objective, the Fund’s shareholders should consider whether the Fund remains an appropriate investment in light of their then-current needs. The investment objective of the Portfolio is also not a fundamental policy. Shareholders of the Funds will receive 60 days prior written notice with respect to any change in the investment objective of a Fund or the Portfolio.

Rating Services. The ratings of rating services represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Advisor also makes its own evaluation of these securities, subject to review by the Board of Trustees. After purchase by the Portfolio, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event would require a Fund to eliminate the obligation from its portfolio, but the Advisor will consider such an event in its determination of whether a Fund should continue to hold the obligation. A description of the ratings used herein and in the Fund’s Prospectuses is set forth in the Appendix to this SAI.

Other Investments and Investment Practices

Illiquid Securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and it may take longer to liquidate these positions than would be the case for publicly traded securities. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment in illiquid securities is subject to the risk that should the Portfolio desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Portfolio’s net assets could be adversely affected.

Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, non-U.S. securities , municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Advisor anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and non-U.S. issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (“NASD”).

An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Portfolio’s limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in the Portfolio to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the

Portfolio. The Board has adopted guidelines and delegated to the Advisor the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for any liquidity determinations.

TBA Purchase Commitments. The Portfolio may enter into TBA purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities.

When-Issued and Delayed Delivery Securities. The Portfolio may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a “when, as and if issued” basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to the Portfolio until settlement takes place.

At the time the Portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Portfolio identifies on its books cash or liquid assets in an amount at least equal to such commitments. It may be expected that the Portfolio’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, the Portfolio will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. It is the current policy of the Portfolio not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Portfolio’s total assets, less liabilities other than the obligations created by when-issued commitments. When the Portfolio engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Portfolio’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Repurchase Agreements. The Portfolio may engage in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers, including governmental securities dealers approved by the Portfolio’s Board of Trustees. Under the terms of a typical repurchase agreement, the Portfolio would acquire any underlying security for a relatively short period (usually not more than one week), subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed price and time, thereby determining the yield during the Portfolio’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio’s holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligations, including interest. The Portfolio bears a risk of loss in the event of default by or bankruptcy of the other party to a repurchase agreement. The Portfolio may be delayed in, or prevented from, exercising its rights to dispose of the collateralized securities. To the extent that, in the meantime, the value of the securities repurchased had decreased or the value of the securities had increased, the Portfolio could experience a loss. The Advisor reviews the creditworthiness of those banks and dealers with which the Portfolio enters into repurchase agreements and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that it is maintained at the required level. A repurchase agreement is considered to be a loan under the 1940 Act.

Reverse Repurchase Agreements. The Portfolio may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage, by among other things, agreeing to sell portfolio securities to financial institutions such as member banks of the Federal Reserve System and certain non-bank dealers and to repurchase them at a mutually agreed date and price (a “reverse repurchase agreement”). At the time the Portfolio enters into a reverse repurchase agreement it will segregate cash or liquid securities having a value equal to the repurchase price, including accrued interest. The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). A Portfolio’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of those securities. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Portfolio’s obligation to repurchase the securities, and the Portfolio’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings by the Portfolio.

Mortgage Dollar Rolls. The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar, but not identical (same type, coupon and maturity), securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) or fee income and by the interest earned on the cash proceeds of the initial sale. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Portfolios may enter into both covered and uncovered rolls. At the time the Portfolio enters into a dollar roll transaction, it will segregate with an approved custodian cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that its value is maintained.

Lending of Portfolio Securities. The Portfolio has the authority to lend up to 30% of the total value of its portfolio securities (taken at market value). The Portfolio may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Portfolio. The Portfolio may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to the market” on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by the Portfolio’s delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower. Payments received by the Portfolio in lieu of any dividends paid on the loaned securities will not be treated as “qualified dividend income” for purposes of determining what portion of each Fund’s dividends received by individuals may be taxed at the rates generally applicable to long-term capital gains. See “Taxes.”

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company’s Board of Trustees. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by the Portfolio may be invested in a money market fund managed by the Advisor (or one of its affiliates).

Borrowing. The Portfolio will not borrow money (including through reverse repurchase agreements or dollar roll transactions) for any purpose in excess of 5% of its total assets, except that it may borrow for temporary or emergency purposes up to 1/3 of its total assets. Furthermore, additional investments (including roll-overs) will not be made when borrowings (including reverse repurchase agreements) exceed 5% of each Fund’s total assets. Under the 1940 Act, the Portfolio is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidation of the Portfolio’s holdings may be disadvantageous from an investment standpoint.

Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of the Portfolio’s securities and the Portfolio’s NAV per Share, and money borrowed by the Portfolio will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) that may exceed the income received from the securities purchased with the borrowed funds. It is not the intention of the Advisor to use leverage as a normal practice in the investment of the Portfolio’s assets.

Short Sales. The Portfolio may engage in short sales with respect to securities that it owns or has the right to obtain (for example, through conversion of a convertible bond). These transactions, known as short sales “against the box,” allow the Portfolio to hedge against price fluctuations by locking in a sale price for securities it does not wish to sell immediately. In a short sale, the Portfolio sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If the Portfolio engages in a short sale, the collateral for the short position will be segregated in an account with the Portfolio’s custodian or qualified sub-custodian.

The Portfolio does not intend to engage in short sales against the box for investment purposes. The Portfolio may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio (or a security convertible or exchangeable for such security). In such case, any future losses in the Portfolio’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Portfolio owns. There will be certain additional transaction costs associated with short sales against the box, but the Portfolio will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

Hedging Strategies. The Portfolio may use certain strategies designed to adjust the overall risk of its investment portfolio. These “hedging” strategies involve derivative contracts, including (but not limited to) U.S. Treasury and Eurodollar futures contracts and exchange-traded put and call options on such futures contracts. New financial products and risk management techniques continue to be developed and may be used if consistent with the Portfolio’s investment objective and policies. Among other purposes, these hedging strategies may be used to effectively maintain a desired portfolio duration or to protect against market risk should the Portfolio change its investments among different types of fixed income securities.

The Portfolio might not use any hedging strategies, and there can be no assurance that any strategy used will succeed. If the Advisor is incorrect in its judgment on market values, interest rates or other economic factors in using a hedging strategy, the Portfolio may have lower net income and a net loss on the investment. Each of these strategies involves certain risks, which include:

•	the fact that the skills needed to use hedging instruments are different from those needed to select securities for the Portfolio;

•	the possibility of imperfect correlation, or even no correlation, between the price movements of hedging instruments and price movements of the securities or currencies being hedged;

•	possible constraints placed on the Portfolio’s ability to purchase or sell portfolio investments at advantageous times due to the need for the Portfolio to maintain “cover” or to segregate securities; and

•	the possibility that the Portfolio will be unable to close out or liquidate its hedged position.

A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by the Portfolio, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Portfolio’s assets.

In hedging transactions based on an index, whether the Portfolio will realize a gain or loss depends upon movements in the level of securities prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of the Portfolio’s portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Portfolio’s hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such “over hedging” or “under hedging” may adversely affect the Portfolio’s net investment results if market movements are not as anticipated when the hedge is established. Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in a securities index and movements in the price of securities index futures, a correct forecast of general market trends by the Advisor still may not result in a successful hedging transaction.

To the extent that the Portfolio engages in the strategies described above, the Portfolio may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Portfolio may be unable to close out a position without incurring substantial losses, if at all. The Portfolio is also subject to the risk of a default by a counterparty to an off-exchange transaction.

Other Investment Companies. The Portfolio may invest in the aggregate no more than 10% of its total assets, calculated at the time of purchase, in the securities of other U.S.-registered investment companies. In addition, the Portfolio may not invest more than 5% of its total assets in the securities of any one such investment company or acquire more than 3% of the voting securities of any other such investment company (unless permitted to exceed those limitations by an exemptive order of the SEC). The Portfolio will indirectly bear its proportionate share of any management or other fees paid by investment companies in which it invests, in addition to its own fees.

Temporary Defensive Investments. For temporary defensive purposes during periods when the Advisor determines that conditions warrant, the Portfolio may invest up to 100% of its assets in cash and money market instruments, including (but not limited to) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; certificates of deposit, time deposits, and bankers’ acceptances issued by banks or savings and loans associations having net assets of at least $500 million as of the end of their most recent fiscal year; commercial paper rated at the time of purchase at least A-1 by Standard & Poor’s or P-1 by Moody’s, or unrated commercial paper determined by the Advisor to be of comparable quality; repurchase agreements involving any of the foregoing; and, to the extent permitted by applicable law, shares of other investment companies investing solely in money market instruments.

Diversification. The Portfolio is “diversified” under the 1940 Act and is also subject to issuer diversification requirements imposed on regulated investment companies by Subchapter M of the Code. See “Investment Restrictions” and “Taxes.”

Concentration of Investments. As a matter of fundamental policy, the Portfolio may not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (except U.S. government securities).

Reserve Assets. As a reserve for changes in allocation in the Portfolio’s equity investments and to cover the Portfolio’s open positions resulting from its investments in derivative instruments, the Portfolio also invests its assets in money market instruments or money market funds.

Indexed Securities. The Portfolio may invest in indexed securities whose value depends on the price of foreign currencies, securities indices or other financial values or statistics. Examples include debt securities whose value at maturity is determined by reference to the relative prices of various currencies or to the price of a stock index. These securities may be positively or negatively indexed; that is, their value may increase or decrease if the underlying instrument appreciates.

Investment of Uninvested Cash Balances. The Portfolio may have cash balances that have not been invested in portfolio securities (“Uninvested Cash”). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions or dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an exemptive order issued by the SEC, the Portfolio may use Uninvested Cash to purchase shares of affiliated funds, including money market funds and Scudder Cash Management QP Trust, or entities for the which the Advisor may act as investment advisor now or in the future that operate as cash management investment vehicles but are excluded from the definition of investment company pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the “Central Funds”) in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by a fund in shares of the Central Funds will comply with Rule 2a-7 under the 1940 Act and will be in accordance with a fund’s investment policies and restrictions.

The Portfolio will invest Uninvested Cash in Central Funds only to the extent that the Portfolio’s aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.

INVESTMENT RESTRICTIONS

Fundamental Policies. The following investment restrictions are “fundamental policies” of the Portfolio may not be changed without the approval of a “majority of the outstanding voting securities” of the Portfolio. “Majority of the outstanding voting securities” under the Investment Company Act of 1940, as amended (the “1940 Act”), and as used in this SAI and the Prospectus, means, with respect to the Portfolio, the lesser of (i) 67% or more of the outstanding voting securities of the Portfolio (or of the total beneficial interests of the Portfolio) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio or of the total beneficial interests of the Portfolio) are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Portfolio (or of the total beneficial interests of the Portfolio). Whenever a Trust is requested to vote on a fundamental policy of the Portfolio, the Trust will hold a meeting of the Fund’s shareholders and will cast its vote as instructed by the Fund’s shareholders. Fund shareholders who do not vote will not affect the Trust’s votes at the Portfolio meeting. The percentage of a Trust’s votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

As a matter of fundamental policy, the Portfolio (or Fund) may not (except that no investment restriction of the Portfolio shall prevent the Fund from investing all of its assets in an open-end investment company with substantially the same investment objective):

(1)	borrow money or mortgage or hypothecate assets of the Portfolio (Fund), except that in an amount not to exceed 1/3 of the current value of the Portfolio’s (Fund’s) net assets, it may borrow money as a temporary measure for extraordinary or emergency purposes and enter into reverse repurchase agreements or dollar roll transactions, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only either to accommodate requests for the withdrawal of beneficial interests (redemption of shares) while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete the portfolio security transaction or other similar situations) or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute; for additional related restrictions, see clause (i) under the caption “Additional Restrictions” below (as an operating policy, the Portfolio may not engage in dollar-roll transactions);

(2)	underwrite securities issued by other persons except insofar as the Portfolio (Trust or the Fund) may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

(3)	make loans to other persons except: (a) through the lending of the Portfolio’s (Fund’s) portfolio securities and provided that any such loans not exceed 30% of the Portfolio’s (Fund’s) total assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short-term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately;

(4)	purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Portfolio (Fund) may hold and sell, for the Portfolio’s (Fund’s) portfolio, real estate acquired as a result of the Portfolio’s (Fund’s) ownership of securities);

(5)	concentrate its investments in any particular industry (excluding U.S. government securities), but if it is deemed appropriate for the achievement of the Portfolio’s (Fund’s) investment objective(s), up to 25% of its total assets may be invested in any one industry;

(6)	issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction; or

(7)	with respect to 75% of the Portfolio’s (Fund’s) total assets, invest more than 5% of its total assets in the securities of any one issuer (excluding cash and cash equivalents, U.S. government securities and the securities of other investments companies) or own more than 10% of the voting securities of any issuer.

Additional Restrictions. In order to comply with certain statutes and policies the Portfolio (or a Trust, on behalf of a Fund) will not as a matter of non-fundamental operating policy (except that no operating policy shall prevent the Fund from investing all of its assets in an open-end investment company with substantially the same investment objective):

(i)	borrow money (including through reverse repurchase or forward roll transactions) for any purpose in excess of 5% of the Portfolio’s (Fund’s) total assets (taken at cost), except that the Portfolio (Fund) may borrow for temporary or emergency purposes up to 1/3 of its total assets;

(ii)	pledge, mortgage or hypothecate for any purpose in excess of 10% of the Portfolio’s (Fund’s) total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction;

(iii)	purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

(iv)	invest for the purpose of exercising control or management of another company;

(v)

purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker’s commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Portfolio (Fund) if such purchase at the time thereof would cause: (a) more than 10% of the Portfolio’s (Fund’s) total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Portfolio’s (Fund’s) total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Portfolio (Fund) unless permitted to exceed these limitations by an exemptive order of the SEC; provided further that, except in the case of a merger or consolidation, the Portfolio (Fund) shall not purchase any securities of any open-end investment company unless (1) the Portfolio’s investment Advisor waives the investment advisory fee with respect to assets invested in other open-end investment companies and (2) the Portfolio incurs no sales charge in connection with the investment;

(vi)	invest more than 15% of the Portfolio’s (Fund’s) net assets (taken at the greater of cost or market value) in securities that are illiquid or are not readily marketable (excluding Rule 144A securities deemed by the Board of Trustees of the Portfolio (Trust) to be liquid);

(vii)	write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment practices of the Portfolio (Fund) and the option is issued by the OCC, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 5% of the Portfolio’s (Fund’s) net assets; (c) the securities subject to the exercise of the call written by the Portfolio (Fund) must be owned by the Portfolio (Fund) at the time the call is sold and must continue to be owned by the Portfolio (Fund) until the call has been exercised, has lapsed, or the Portfolio (Fund) has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Portfolio’s (Fund’s) obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Portfolio (Fund) establishes a segregated account with its custodian consisting of cash or liquid securities equal in value to the amount the Portfolio (Fund) will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Portfolio (Fund) has purchased a closing put, which is a put of the same series as the one previously written); or

(viii)	buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Portfolio’s (Fund’s) total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Portfolio’s (Fund’s) total assets.

There will be no violation of any investment restrictions or policies (except with respect to fundamental investment restriction (1) above) if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets, or in the change of securities rating of the investment, or any other later change.

Each Fund will comply with the state securities laws and regulations of all states in which it is registered. The Portfolio will comply with the permitted investments and investment limitations in the securities laws and regulations of all states in which the Portfolio or any registered investment company investing in the Portfolio is registered.

Portfolio Turnover

The Portfolio may attempt to increase yields by trading to take advantage of short-term market variations, which results in higher portfolio turnover.

The following table sets forth the portfolio turnover rates for the Portfolio for the following fiscal years ended October 31:

	2002	2003
International Equity Portfolio	179%	123%

Portfolio Transactions and Brokerage Commissions

The Advisor is responsible for placing orders for all purchases and sales of portfolio securities, including the allocation of brokerage. The primary objective of the Advisor is to obtain the most favorable net results, taking into account such factors, among others, as price, commission (where applicable), size of the order, difficulty of execution and skill required of the executing broker-dealer.

The Advisor seeks to evaluate the overall reasonableness of brokerage commissions paid with commissions charged on comparable transactions, as well as by comparing commissions paid by the Portfolio to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Supplemental research information utilized by the Advisor is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable to the Advisor. The Board of Trustees will periodically review the commissions paid by the Portfolio to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Portfolio. It is possible that certain of the supplemental research or other services received will primarily benefit one or more other investment companies or other accounts of the Advisor for which investment discretion is exercised. Conversely, a Portfolio may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

The Portfolio’s purchases and sales of fixed-income securities are generally placed by the Advisor or the Subadvisor with primary market makers for these securities on a net basis, without any brokerage commission being paid by the Portfolio. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

When it can be done consistently with the policy of obtaining the most favorable net results, the Advisor or the Subadvisor may place orders for the purchase and sale of securities with broker-dealers who supply research services to the Advisor or the Subadvisor or the Portfolio. The term “research services,” may include, but is not limited to, advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Advisor or the Subadvisor is authorized when placing portfolio transactions, if applicable, for the Portfolio to pay a brokerage commission in excess of that which another broker-dealer might charge for executing the same transaction on account of execution services and the receipt of research services. The Advisor or the Subadvisor has negotiated arrangements, which are not applicable to most fixed-income transactions, with certain broker-dealers pursuant to which a broker-dealer will provide research services to the Advisor or the Subadvisor or the Portfolio in exchange for the direction by the Advisor or the Subadvisory of brokerage transactions to the broker-dealer. These arrangements regarding receipt of research services generally apply to equity security transactions. Although certain research services from broker-dealers may be useful to the Portfolio and to the Advisor or the Subadvisor, it is the opinion of the Advisor or the Subadvisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor’s or the Subadvisor’s staff. Such information may be useful to the Advisor or the Subadvisor in providing services to clients other than the Portfolio and not all such information is used by the Advisor or the Subadvisor in connection with the Portfolio. Conversely, such information provided to the Advisor or the Subadvisor by broker-dealers through whom other clients of the Advisor or the Subadvisor effect securities transactions may be useful to the Advisor or the Subadvisor in providing services to the Portfolio

When selecting a broker-dealer to effect portfolio transactions on behalf of the Portfolio, the Advisor may, provided that it can be done consistently with the policy of obtaining the most favorable net results, consider the activities of the broker-dealer in selling shares of any Scudder-branded (funds marketed with the Scudder name), open-end investment company. The Advisor has informed the Board of each Scudder-branded, open-end investment company of these practices and has undertaken to provide to the Boards regular reports for the Portfolio about its selection of broker-dealers to effect portfolio transactions. The Advisor believes that these reports are important because it recognizes that it or its affiliates may derive some benefit from these practices. The Advisor and its affiliates expect that each of the Funds/Portfolio will benefit by the direction of orders of the Portfolio to broker-dealers in consideration of those broker-dealers’ sales of the Scudder-branded, open-end funds in general.

Deutsche Bank AG or one of its subsidiaries or affiliates may act as one of the agents of the Portfolio in the purchase and sale of portfolio securities, options or futures transactions when, in the judgment of the Sub-Advisor, that firm will be able to obtain a price and execution at least as favorable as other qualified brokers or futures commission merchants. As a broker for the Portfolio, Deutsche Bank AG or its affiliates may receive brokerage commissions or other transaction-related compensation from the Portfolio.

Investment decisions for the Portfolio and for other investment accounts managed by the Advisor are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount in a manner deemed equitable to each such account. While in some cases this practice could have a detrimental effect on the price or value of the security as far as the Portfolio is concerned, in other cases it is believed to be beneficial to the Portfolio. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for other investment companies or accounts in executing transactions.

Pursuant to procedures determined by the Trustees and subject to the general policies of the Portfolio and Section 17(e) of the 1940 Act, the Advisor may place securities transactions with brokers with whom it is affiliated (“Affiliated Brokers”).

Section 17(e) of the 1940 Act limits to “the usual and customary broker’s commission” the amount which can be paid by the Portfolio to an Affiliated Broker acting as broker in connection with transactions effected on a securities exchange. The Board, including a majority of the Trustees who are not “interested persons” of the Portfolio or the Advisor, has adopted procedures designed to comply with the requirements of Section 17(e) of the 1940 Act and Rule 17e-1 promulgated thereunder to ensure that the broker’s commission is “reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time”.

For the fiscal years ended October 31, 2003, 2002, and 2001, the Portfolio paid brokerage commissions in the amount of $2,471,696, $7,254,090, and $13,471,580, respectively.

For the fiscal year ended October 31, 2002, the Portfolio paid $3,503 in brokerage commissions to Deutsche Morgan Grenfell, an affiliate of the Portfolio. This represents less than 0.001% of the Portfolio’s aggregate brokerage commissions and less than 0.01% of the Portfolio’s aggregate dollar amount of transactions involving the payment of commissions during the fiscal year.

For the fiscal year ended October 31, 2001, the Portfolio paid $62,305 in brokerage commissions to Deutsche Bank AG, an affiliate of the Portfolio. This represents 0.5% of the Portfolio’s aggregate brokerage commissions and 0.001% of the Portfolio’s aggregate dollar amount of transactions involving the payment of commissions during the fiscal year.

For the fiscal year ended October 31, 2003:

Name of Fund	Percentage of Commissions Paid to Affiliated Brokers	Percentage of Transactions Involving Commissions Paid to Affiliated Brokers	Dollar Amount of Commissions Paid to Brokers for Research Services	Dollar Amount of Transactions Allocated for Research Services
Scudder International Equity	0.05%	0.003%	$160,077	$160,077

The Portfolio is required to identify any securities of its “regular broker or dealers” (as such term is defined in the 1940 Act) that the Portfolio and Funds have acquired during the most recent year. As of October 31, 2003, the Portfolio and the Funds did not hold any securities of their regular broker dealers.

VALUATION OF SECURITIES, REDEMPTIONS AND PURCHASES IN KIND

Valuation of Securities and Net Asset Value

The net asset value of shares of each Fund is computed as of the close of regular trading on the New York Stock Exchange (the “Exchange”) on each day the Exchange is open for trading (the “Value Time”). The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the relevant exchange or over-the-counter (“OTC”) market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the “Calculated Mean”) on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the “ official close” or the “official closing price” or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the market in which the security is traded most extensively.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the bid prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities not addressed above are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures, contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed (“Local Currency”), the value of these portfolio assets in terms of US dollars is calculated by converting the Local Currency into US dollars at the prevailing currency exchange rate on the valuation date.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Funds’ Pricing Committee (or, in some cases, the Board’s Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Portfolio’s Board and overseen primarily by the Portfolio’s Pricing Committee.

Redemptions and Purchases in Kind

Each Trust, on behalf of its respective Fund, and the Portfolio, reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part in readily marketable securities chosen by the Trust or the Portfolio, as the case may be, and valued as they are for purposes of computing its net asset value as the case may be (a redemption in kind). If payment is made to a Portfolio shareholder in securities, an investor, including the Fund, may incur transaction expenses in converting these securities into cash. Each Trust, on behalf of its respective Fund, and the Portfolio have elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund and the Portfolio are obligated to redeem shares or beneficial interests, as the case may be, with respect to any one investor during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund or Portfolio, as the case may be, at the beginning of the period.

Each Fund has agreed to make a redemption in kind to the Fund whenever the Portfolio wishes to make a redemption in kind and therefore shareholders of the Portfolio that receive redemptions in kind will receive portfolio securities of the Portfolio and in no case will they receive a security issued by the Portfolio. The Portfolio has advised the Trusts that the Portfolio will not redeem in kind except in circumstances in which the Portfolio is permitted to redeem in kind or unless requested by the Portfolio.

Each investor in a Portfolio, including the Funds, may add to or reduce its investment in the Portfolio on each day the Portfolio determines its net asset value. At the close of each such business day, the value of each investor’s beneficial interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, which represents that investor’s share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals which are to be effected as of the close of business on that day will then be effected. The investor’s percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor’s investment in the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the investor’s investment in the Portfolio effected as of the close of business on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor’s interest in the Portfolio as the close of business on the following business day.

A Fund may, at its own option, accept securities in payment for shares of a class. The securities delivered in payment for shares are valued by the method described under “Net Asset Value” as of the day the Portfolio receives the securities. This may be a taxable transaction to the shareholder. (Consult your tax advisor for future tax guidance.) Securities may be accepted in payment for shares only if they are, in the judgment of the Advisor, appropriate investments for the Portfolio. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the Portfolio; (ii) be acquired by the applicable Fund for investment and not for resale (other than for resale to the Fund’s Portfolio); (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of the market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, over-the-counter market or by readily available market quotations from a dealer in such securities. When securities are used as payment for shares or as a redemption in kind from the Portfolio, the transaction fee will not be assessed. However, the shareholder will be charged the costs associated with receiving or delivering the securities. These costs include security movement costs and taxes and registration costs. The Portfolio reserves the right to accept or reject at its own option any and all securities offered in payment for its shares. Each Fund and the Portfolio reserves the right to redeem all of its shares, if the Board of Trustees votes to liquidate the Fund and/or the Portfolio.

Trading in Non-U.S. Securities

Trading in foreign cities may be completed at times which vary from the closing of the NYSE. In computing the net asset values, the Portfolio values non-U.S. securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Similarly, non-U.S. securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rates.

Occasionally, events that affect values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others.

Purchase of Shares

Shares of the Funds are distributed by Scudder Distributors, Inc. (“SDI” or the “Distributor”), the Distributor. The Funds offer six classes of shares, Investment, Institutional Class I, Institutional Class II, and Class A, B and C Shares. General Information on how to buy shares of the Funds are set forth in the section entitled “Buying and Selling Fund Shares” in the Funds’ prospectuses. The following supplements that information.

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by a Fund’s agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of each Fund next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day (“trade date”).

Certificates. Share certificates will not be issued. Share certificates now in a shareholder’s possession may be sent to the transfer agent for cancellation and book-entry credit to such shareholder’s account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem each Fund’s shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold each Fund’s shares in nominee or street name as agent for and on behalf of their customers. In such instances, each Fund’s transfer agent, Scudder Investments Service Company (“SISvC” or the “Transfer Agent”) will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from each Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from each Fund through the Shareholder Service Agent for these services.

The Funds will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of the Funds may be purchased or redeemed on any business day at the net asset value next determined after receipt of the order, in good order, by the Transfer Agent. Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge an investor a transaction fee.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. Each Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless each Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50, maximum $250,000) from or to a shareholder’s bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:

•	Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers (“SIMPLE”), Simplified Employee Pension Plan (“SEP”) IRA accounts and prototype documents.

•	403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

•	Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

Each Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, each Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

Each Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. Each Fund also reserves the right, following 30 days’ notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.

Each Fund may waive the investment minimum, if any, for purchases by a current or former director or trustee of the Deutsche or Scudder mutual funds, an employee, the employee’s spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates, or a sub-advisor to any fund in the Scudder family of funds, or a broker-dealer authorized to sell shares of the funds.

Financial Services Firms’ Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of each Fund for their clients, and SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

SDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of each Fund sold under the following conditions: (i) the purchased shares are held in a Scudder IRA account, (ii) the shares are purchased as a direct “roll over” of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by SISvC, (iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described herein and the prospectus, SDI may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of each Fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of each Fund, or other Funds underwritten by SDI.

SDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act. SDI may in its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares at net asset value in accordance with the Large Order NAV Purchase Privilege and one of the three following compensation schedules up to the following amounts:

Compensation Schedule #1(1)		Compensation Schedule #2(2)			Compensation Schedule #3(2)
Amount of Shares Sold	As a Percentage of Net Asset Value	Amount of Shares Sold		As a Percentage of Net Asset Value	Amount of Shares Sold		As a Percentage of Net Asset Value
$1 million to $5 million	1.00%	Under $	15 million	0.75%	Over $	15 million	0.25% – 0.50%
Over $5 million to $50 million	0.50%		—	—		—	—
Over $50 million	0.25%		—	—		—	—

(1)	The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer-sponsored employee benefit plans using the proprietary subaccount record keeping system, made available through Scudder Investments Service Company. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, SDI will consider the cumulative amount invested by the purchaser in each Fund and other Funds listed under “Special Features — Class A Shares — Combined Purchases,” including purchases pursuant to the “Combined Purchases,” “Letter of Intent” and “Cumulative Discount” features referred to above.

(2)	Compensation Schedules 2 and 3 apply to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system. The Compensation Schedule will be determined based on the value of the conversion assets. Conversion from “Compensation Schedule #2” to “Compensation Schedule #3” is not an automatic process. When a plan’s assets grow to exceed $15 million, the Plan Sponsor must contact their Client Relationship Manager to discuss a conversion to Compensation Schedule #3.

The privilege of purchasing Class A shares of each Fund at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege also applies.

SDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. SDI is compensated by each Fund for services as distributor and principal underwriter for Class B shares. SDI advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C shares. For periods after the first year, SDI currently pays firms for sales of Class C shares of distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. SDI is compensated by each Fund for services as distributor and principal underwriter for Class C shares.

Class A Purchases. The sales charge scale is applicable to purchases made at one time by any “purchaser” which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Code; or other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group must be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

	Sales Charge
Amount of Purchase	As a Percentage of Offering Price		As a Percentage of Net Asset Value*		Allowed to Dealers as a Percentage of Offering Price
Less than $50,000	5.75%		6.10%		5.20%
$50,000 but less than $100,000	4.50		4.71		4.00
$100,000 but less than $250,000	3.50		3.63		3.00
$250,000 but less than $500,000	2.60		2.67		2.25
$500,000 but less than $1 million	2.00		2.04		1.75
$1 million and over	0.00	**	0.00	**	0.00	***

*	Rounded to the nearest one-hundredth percent.

**	Redemption of shares may be subject to a contingent deferred sales charge, as discussed below.

***	Commission is payable by SDI, as discussed below.

Class A NAV Sales. Class A shares may be sold at net asset value to:

(a)	a current or former director or trustee of Deutsche or Scudder Mutual Funds:

(b)	an employee, the employee’s spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder Investments family of funds or a broker-dealer authorized to sell shares of the Funds;

(c)	registered representatives and employees of broker-dealers having selling group agreements with SDI and officers, directors and employees of service agents of the Funds, for themselves or their spouses or dependent children;

(d)	certain professionals who assist in the promotion of Scudder Funds pursuant to personal services contracts with SDI, for themselves or members of their families. SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased;

(e)	any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (a) and (b);

(f)	persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(g)	persons who purchase shares of each Fund through SDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups;

(h)	selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Funds for their clients pursuant to an agreement with SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in fund shares qualify;

(i)	unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(j)	through certain investment advisors registered under the Investment Advisors Act and other financial services firms acting solely as agent for their clients that adhere to certain standards established by SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Funds;

(k)	(1) employer sponsored employee benefit plans using the Flex subaccount recordkeeping system (“Flex Plans”), established prior to October 1, 2003, provided that the Flex Plan is a participant-directed plan that has not less than 200 eligible employees; (2) a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district, provided that the amount invested in Class A shares of the fund or other Scudder Funds totals at least $1,000,000, including purchases of Class A shares pursuant to the “Combined Purchases,” “Letter of Intent” and “Cumulative Discount” features referred to below (collectively, the “Large Order NAV Purchase Privilege”); or (3) if you are investing $1 million or more, either as a lump sum or through the Large Order NAV Purchase Privilege (if no other net asset value purchase privilege applies); and

(l)	in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends, and under other circumstances deemed appropriate by SDI and consistent with regulatory requirements.

Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D. IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the “Tabankin Class.” Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (1) Proposed Settlement with Defendants; and (2) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by SDI. The privilege of purchasing Class A shares of each Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Class A Quantity Discounts. An investor or the investor’s dealer or other financial services firm must notify the Shareholder Service Agent or SDI whenever a quantity discount or reduced sales charge is applicable to a purchase. For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount features described below, employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent may include: (a) Money Market Funds as “Scudder Funds”, (b) all classes of shares of any Scudder Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

Combined Purchases. Class A shares (or the equivalent) may be purchased at the rate applicable to the sales charge discount bracket attained by combining concurrent investments in Class A shares of any Scudder Funds that bear a sales charge.

Letter of Intent. The same reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of Class A shares of Scudder Funds that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent (“Letter”) provided by SDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Scudder Funds held of record as of the initial purchase date under the Letter as an “accumulation credit” toward the completion of the Letter, but no price adjustment will be made on such shares.

Class A Cumulative Discount. Class A shares of each Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of Scudder Funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

Multi-Class Suitability. SDI has established the following procedures regarding the purchase of Class A, Class B and Class C Shares. These procedures do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. A suitability determination must be made by investors with the assistance of their financial advisor. Orders for Class B Shares or Class C Shares for $500,000 or more will be declined, with the exception of orders received from employer sponsored employee benefit plans using the Flex subaccount recordkeeping system.

The following provisions apply to the sale of Class A, Class B and Class C Shares to Flex Plans. Class B Shares will not be sold to Flex Plans established on the Flex subaccount recordkeeping system after October 1, 2003. Orders for Class B Shares or Class C Shares for Flex Plans (not including plans under Code Section 403 (b)(7) sponsored by a K-12 school district) established on the Flex subaccount recordkeeping system prior to October 1, 2002 will be invested instead in Class A Shares at net asset value when the combined subaccount value in the fund or other Scudder Funds or other eligible assets is in excess of $5 million including purchases pursuant to the “Combined Purchases,” “Letter of Intent” and “Cumulative Discount” features described above. Flex Plans established prior to October 1, 2002 with eligible assets of less than $5 million may continue to purchase Class B Shares or Class C Shares until October 1, 2005. Flex Plans set-up on the Flex subaccount recordkeeping system after October 1, 2002 will automatically begin purchasing Class A shares at net asset value once the plan’s eligible assets reach $1 million. After October 1, 2005, all Flex Plans with eligible assets over $1 million must begin purchasing Class A Shares.

Class B Purchases. If you are thinking of making a large purchase in Class B shares or if you already own a large amount of Class A shares in this fund or other Scudder funds, it may be more cost efficient to purchase Class A shares instead. You should consult with your financial advisor to determine which class of shares is appropriate for you.

Class C Purchases. Class C shares are offered at net asset value. No initial sales charge will be imposed. Class C shares sold without an initial sales charge will allow the full amount of the investor’s purchase payment to be invested in Class C shares for his or her account. Class C shares are subject to a contingent deferred sales change and Rule 12b-1 distribution and/or service fees as more fully described in the Fund’s prospectus.

Purchase of Institutional (including Class I and Class II) and Investment Class Shares. Information on how to buy shares is set forth in the section entitled “Buying and Selling Shares” in each Fund’s prospectuses. The following supplements that information. The minimum initial investment for Institutional Class I shares is $5,000,000. The minimum initial investment for Institutional Class II shares is $250,000. There is no minimum subsequent investment requirement for either Institutional Class I or Class II shares. The minimum initial investment for Investment Class shares is $1,000 and the minimum subsequent investment is $50. Investment Class shares are subject to an annual shareholder servicing fee of 0.25%. These minimum amounts may be changed at any time in management’s discretion.

In order to make an initial investment in Investment Class shares of each Fund, an investor must establish an account with a service organization. Investors may invest in Institutional Class shares by setting up an account directly with SISvC or through an authorized service agent. Investors who establish shareholder accounts directly with SISvC should submit purchase and redemption orders as described in the prospectus. Additionally, each Fund has authorized brokers to accept purchase and redemption orders for Institutional and Investment Class shares for each Fund. Brokers, including authorized brokers of service organizations, are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on each Fund’s behalf. Investors who invest through brokers, service organizations or their designated intermediaries may be subject to minimums established by their broker, service organization or designated intermediary.

Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee. Each Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of each Fund may be purchased or redeemed on any Business Day at the net asset value next determined after receipt of the order, in good order, by SISvC.

To sell shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the Scudder Investments family of funds, which can be requested by phone or in writing. For information on retirement distributions, contact your Service Agent or call the Shareholder Service Agent at 1-800-621-1048. To sell shares by bank wire you will need to sign up for these services in advance when completing your account application.

Automatic Investment Plan. A shareholder may purchase additional shares of each Fund through an automatic investment program. With the Direct Deposit Purchase Plan (“Direct Deposit”), investments are made automatically (minimum $50 and maximum $250,000) from the shareholder’s account at a bank, savings and loan or credit union into the shareholder’s Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A Fund may immediately terminate a shareholder’s Plan in the event that any item is unpaid by the shareholder’s financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder’s net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder’s employer or government agency, as appropriate. (A reasonable time to act is required.) A Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Redemptions

Each Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of each Fund’s investments is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of a Fund’s shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder’s account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by a Fund for up to seven days if a Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. Each Fund is not responsible for the efficiency of the federal wire system or the account holder’s financial services firm or bank. The account holder is responsible for any charges imposed by the account holder’s firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to each Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of a Fund’s shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner’s account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares, subject to CDSCs may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

A non-retirement plan shareholder may establish an automatic withdrawal plan (the “Plan”) to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate the day on which they want the automatic withdrawal to be processed. The designated amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the shareholder and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Any such requests must be received by the Portfolio’s Transfer Agent ten days prior to the date of the first automatic withdrawal. The Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all Shares of the Portfolio under the Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.

The purchase of Class A shares while participating in an automatic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, a Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.

In-kind Redemptions. Each Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the fund and valued as they are for purposes of computing a Fund’s net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Distribution In-kind. Certain changes in the Portfolio’s investment objectives, policies or restrictions, or a failure by a Fund’s shareholders to approve a change in the Portfolio’s investment objectives or restrictions, may require withdrawal of the fund’s interest in the Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) from the Portfolio which may or may not be readily marketable. The distribution in kind may result in a Fund having a less diversified portfolio of investments or adversely affect a Fund’s liquidity, and a Fund could incur brokerage, tax or other charges in converting the securities to cash.

Contingent Deferred Sales Charge (CDSC – International Equity Fund: Classes A, B, and C). The following example will illustrate the operation of the CDSC. Assume that an investor makes a single purchase of $10,000 of Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because it was in the second year after the purchase was made.

The rate of the CDSC is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March 2004 will be eligible for the second year’s charge if redeemed on or after March 1, 2005. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. SDI receives any CDSC directly. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.

The Class A CDSC will be waived in the event of:

(a)	redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district;

(b)	redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent;

(c)	redemption of shares of a shareholder (including a registered joint owner) who has died;

(d)	redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);

(e)	redemptions under each Fund’s Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account; and

(f)	redemptions of shares whose dealer of record at the time of the investment notifies SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

The Class B CDSC will be waived for the circumstances set forth in items (c), (d) and (e) for Class A shares. In addition, this CDSC will be waived:

(a)	for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in the Code Section 72(t)(2)(A)(iv) prior to age 59 1/2;

(b)	for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder’s Scudder IRA accounts); and

(c)	in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent: (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the conversion privilege), (2) in connection with retirement distributions (limited at any one time to 10% of the total value of plan assets invested in each Fund), (3) in connection with distributions qualifying under the hardship provisions of the Code and (4) representing returns of excess contributions to such plans.

The Class C CDSC will be waived for the circumstances set forth in items (b), (c), (d) and (e) for Class A shares and for the circumstances set forth in items (a) and (b) for Class B shares. In addition, this CDSC will be waived for:

(a)	redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Scudder Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly, and

(b)	redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder Funds or Deutsche Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Shares of Scudder money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Cash Reserve Fund, Inc.-Prime Series, Cash Reserve Fund, Inc.–Treasury Series, Cash Reserve Fund, Inc.-Tax-Free Series, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI. All exchanges among money market funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for Scudder funds that are available for sale in the shareholder’s state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.

Shares of a Scudder Fund with a value in excess of $1,000,000 acquired by exchange through another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days (the “15-Day Hold Policy”). In addition, shares of a Scudder Fund with a value of $1,000,000 or less acquired by exchange from another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the Advisor’s judgment, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a “market timing” strategy may be disruptive to the Scudder Fund and therefore may be subject to the 15-Day Hold Policy. For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services. Money market funds are not subject to the 15-Day Hold Policy.

Shareholders must obtain prospectuses of the Scudder Funds they are exchanging into from dealers, other firms or SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a Scudder Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. Exchanges will be made automatically until the shareholder or each Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Multi-Class Conversions. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder’s Fund account will be converted to Class A shares on a pro rata basis.

MANAGEMENT OF THE TRUSTS AND PORTFOLIO

Trustees and Officers

The overall business and affairs of each Trust and the Portfolio are managed by the Board of Trustees. The Board approves all significant agreements between the Trusts/Portfolio and persons or companies furnishing services to the Funds/Portfolio, including the Funds’/Portfolio’s agreements with its investment advisor, distributor, custodian and transfer agent. The Board of Trustees and the executive officers are responsible for managing the Fund’s/Portfolio’s affairs and for exercising the Funds’/Portfolio’s powers except those reserved for the shareholders and those assigned to the Advisor or other service providers. Each Trustee holds office until he or she resigns, is removed or a successor is elected and qualified. Each officer is elected to serve until he or she resigns, is removed or a successor has been duly elected and qualified.

The following information is provided for each newly elected Trustee and officer of each Trust and the Funds’/Portfolio’s Board as of the most recently completed calendar year. The first section of the table lists information for each Trustee who is not an “interested person” of the Trust and Funds (as defined in the 1940 Act) (an “Independent Trustee”). Information for each Interested Trustee (the “Interested Trustee”) follows. The Interested Trustees are considered to be interested persons as defined by the 1940 Act because of their employment with the Portfolio’s Advisor and/or underwriter or their affiliates. The mailing address for the Trustees and officers with respect to Trust/Portfolio operations is One South Street, Baltimore, Maryland, 21202.

The following individuals hold the same position with the Funds, the Trust and the Portfolio.

Independent Trustees

Name, Date of Birth, Position with the Funds/Portfolio and Length of Time Served[1]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard R. Burt 2/3/47 Trustee since 2002	Chairman, Diligence LLC (international information-collection and risk-management firm (September 2002–present); Chairman, IEP Advisors, Inc. (July 1998 to present); Chairman of the Board, Weirton Steel Corporation[3] (April 1996 to present); Member of the Board, Hollinger International, Inc.[3] (publishing) (September 1995 to present), HCL Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.[3] International Advisory Council (July 1996 to present). Formerly, Partner, McKinsey & Company (consulting) (1991–1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985–1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998–February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996–June 2001) and Anchor Gaming (gaming software and equipment) (March 1999 –December 2001).	68

S. Leland Dill 3/28/30 Trustee, Scudder Advisor Funds since 1986. Scudder Institutional Funds since 1999 and Scudder International Equity Portfolio since 1990.	Trustee, Phoenix Zweig Series Trust (since September 1989), Phoenix Euclid Market Neutral Funds (since May 1998) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956–June 1986); Director, Vintners International Company Inc. (wine vintner) (June 1989–May 1992), Coutts (USA) International (January 1992–March 2000), Coutts Trust Holdings Ltd., Coutts Group (private bank) (March 1991–March 1999); General Partner, Pemco (investment company) (June 1979–June 1986).	66

Martin J. Gruber 7/15/37 Trustee, Scudder Advisor Funds since 1986. Scudder Institutional Funds since 1999 and Scudder International Equity Portfolio since 1999.	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1964); Trustee, CREF (pension fund) (since January 2000); Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies). Formerly, Trustee, TIAA (pension fund) (January 1996–January 2000); Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	66

Name, Date of Birth, Position with the Funds/Portfolio and Length of Time Served[1]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Joseph R. Hardiman 5/27/37 Trustee since 2002	Private Equity Investor (January 1997 to present); Corvis Corporation[3] (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present). Formerly, Director, Soundview Technology Group Inc. (investment banking) (July 1998 to January 2004), and Director, Circon Corp.[3] (medical instruments) (November 1998–January 1999); President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc. (1987–1997); Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1985–1987); General Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1976–1985).	66

Richard J. Herring 2/18/46 Trustee, Scudder Advisor Funds since 1999, Scudder Institutional Funds since 1990 and Scudder International Equity Portfolio since 1999	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000).	66

Graham E. Jones 1/31/33 Trustee since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	66

Rebecca W. Rimel 4/10/51 Trustee since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to present).	66

Philip Saunders, Jr. 10/11/35 Trustee, Scudder Advisor Funds since 1986, Scudder Institutional Funds since 1999 and Scudder International Equity Portfolio since 1991	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987–1988); President, John Hancock Home Mortgage Corporation (1984–1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982–1986).	66

William N. Searcy 9/03/46 Trustee since 2002	Private investor since October 2003; Trustee of 18 open–end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation3 (telecommunications) (since November 1989);	66

Robert H. Wadsworth 1/29/40 Trustee since 2002

President, Robert H. Wadsworth Associates, Inc. (consulting firm) (May 1982 to present). Formerly, President and Trustee, Trust for Investment Managers (registered investment company) (April 1999–June 2002); President, Investment Company Administration, L.L.C. (January 1992*–July 2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990–January 2002); Vice President, Professionally Managed Portfolios (May 1991–January 2002) and Advisors Series Trust (October 1996–January 2002) (registered investment companies).

*  Inception date of the corporation which was the predecessor to the L.L.C.

		69

Interested Trustees

Name, Date of Birth, Position with the Funds/Portfolio and Length of Time Served[1]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard T. Hale[4] 7/17/45 Chairman and Trustee, Scudder Advisor Funds since 1999, Scudder Institutional Funds since 1999, Scudder International Equity Portfolio since 1999, and Chief Executive Officer since 2003.	Managing Director, Deutsche Investment Management Americas Inc. (2003–present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer, Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); Formerly, Director, ISI Family of Funds (registered investment company; 4 funds overseen) (1992–1999).	201

Officers

Name, Date of Birth, Position with the Funds/Portfolio and Length of Time Served[1]	Business Experience and Directorships During the Past 5 Years
Brenda Lyons[4] 2/21/63 President since 2003	Managing Director, Deutsche Asset Management

Kenneth Murphy[5] 10/13/63 Vice President and Anti-Money Laundering Compliance Officer since 2002	Vice President, Deutsche Asset Management (September 2000–present); Vice President, Scudder Distributors, Inc. (December 2002–present). Formerly, Director, John Hancock Signature Services (1992–2000).

Charles A. Rizzo[4] 8/5/57 Treasurer and Chief Financial Officer since 2002	Director, Deutsche Asset Management (April 2000 to present). Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998–1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993–1998).

Salvatore Schiavone[4] 11/03/65 Assistant Treasurer since S2003	Director, Deutsche Asset Management

Lucinda Stebbins[4] 11/19/45 Assistant Treasurer since 2003	Director, Deutsche Asset Management

Kathleen Sullivan D’Eramo[4] 1/27/57 Assistant Treasurer since 2003	Director, Deutsche Asset Management

John Millette[54] 8/23/62 Secretary since 2003	Director, Deutsche Asset Management

Daniel O. Hirsch 3/27/54 Assistant Secretary since 2003	Managing Director, Deutsche Asset Management (2002–present) and Director, Deutsche Global Funds Ltd. (2002–present). Formerly, Director, Deutsche Asset Management (1999–2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998–1999); Assistant General Counsel, United States Securities and Exchange Commission (1993–1998).

Caroline Pearson[4] 4/1/62 Assistant Secretary since 2002	Managing Director, Deutsche Asset Management.

Bruce A. Rosenblum 9/14/60 Vice President since 2003 and Assistant Secretary since 2002	Director, Deutsche Asset Management

[1]	Unless otherwise indicated, the mailing address of each Trustee and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Mr. Hale is a Trustee who is an “interested person” within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Hale is Vide President of the Adviser and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates.

[4]	Address: Two International Place, Boston, Massachusetts 02110.

The officers of the Funds/Portfolio also hold similar positions for other investment companies for which DeAM, Inc., or an affiliate serves as the advisor.

Officer’s Role with Principal Underwriter: (Scudder Distributors, Inc.)

Kenneth Murphy	Vice President
Caroline Pearson	Secretary

Trustee Ownership in the Funds1

Trustee	Dollar Range of Beneficial Ownership in Scudder Advisor Funds	Dollar Range of Beneficial Ownership in Scudder Institutional Funds	Aggregate Dollar Range of Ownership as of December 31, 2003 in all Funds Overseen by Trustee in the Fund Complex[2]
Independent Trustees
Richard R. Burt	None	None	Over $	100,000
S. Leland Dill	None	None	Over $	100,000
Martin J. Gruber	None	None	Over $	100,000

Trustee	Dollar Range of Beneficial Ownership in Scudder Advisor Funds	Dollar Range of Beneficial Ownership in Scudder Institutional Funds	Aggregate Dollar Range of Ownership as of December 31, 2003 in all Funds Overseen by Trustee in the Fund Complex[2]
Joseph R. Hardiman	None	None	Over $	100,000
Richard J. Herring	None	None	Over $	100,000
Graham E. Jones	None	None	Over $	100,000
Rebecca W. Rimel	None	None	Over $	100,000
Philip Saunders, Jr.	None	None	Over $	100,000
William N. Searcy	None	None	Over $	100,000
Robert H. Wadsworth	None	None	Over $	100,000

Interested Trustee
Richard T. Hale	None	None	Over $	100,000

[1]	The amount shown includes share equivalents of Funds which the board member is deemed to be invested pursuant to the Fund’s deferred compensation plan. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

[2]	Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the director’s economic interest is tied to the securities, employment ownership and securities when the director can exert voting power and when the director has authority to sell the securities. The dollar ranges are: None, $1–$10,000, $10,001–$50,000, $50,001–$100,000, over $100,000.

Some of the Trustees are customers of and have had brokerage transactions with Deutsche Bank Securities Inc. in the ordinary course of business. All such transactions were made on substantially the same terms as those prevailing at the time for comparable transactions with unrelated persons. Additional transactions may be expected to take place in the future.

Ownership in Securities of the Advisors and Related Companies

As reported to the Funds/Portfolio, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2003. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Funds (including Deutsche Bank AG).

Independent Trustee	Owner and Relationship to Trustee	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
Richard R. Burt		None
S. Leland Dill		None
Martin J. Gruber		None
Joseph R. Hardiman		None
Richard Herring		None
Graham E. Jones		None
Rebecca W. Rimel		None

Independent Trustee	Owner and Relationship to Trustee	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
Philip Saunders, Jr.		None
William N. Searcy		None
Robert H. Wadsworth		None

As of February 2, 2004, the Trustees and Officers of the Trust and the Funds owned in the aggregate less than 1% of the shares of any Fund or the Trust (all series taken together).

To the best of the Funds’ knowledge, as of February 2, 2004, the no person owned of record or beneficially 5 % or more of any class of the Funds’ outstanding shares as noted below:

Class	Name of Shareholder	Number of Shares Held	Percentage of Outstanding Class
A	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	51,033	9.55%

A	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	32,275	6.04%

A	First Clearing Corp A/C 5836-4332 Peter Manigault 134 Columbus St. Charleston, SC 29403-4809	40,200	7.52%

Institutional I	SEI Trust Co C/O CBWM Attn Mutual Funds 1 Freedom Valley Dr. Oaks, PA 19456	1,916,634	20.72%

Institutional I	State Street Corp as Trustee for Westinghouse Savannah River/Bechtel Savannah River Inc Savings and Investment Plan 34 Exchange Pl. #3064 Jersey City, NJ 07302-3885	1,260,144	13.62%

Institutional I	Army & Air Force Mutual Aid Assn International Portfolio 102 Sheridan Ave Fort Myer, VA 22211-1110	806,578	8.72%

Institutional I	Afognak Native Corporation Shareholders Permanent Fund 215 Mission Rd. Suite 212 Kodiak, AK 99615-6327	667,810	7.22%

Institutional I	State Street Bank & Trust Co Cust for Scudder Pathway Series Growth Portfolio 1 Heritage Dr. #P5S Quincy, MA 02171-2105	1,002,111	10.83%

Institutional I	State Street Bank & Trust Co Cust for Scudder Pathway Series Growth Portfolio 1 Heritage Dr. #P5S Quincy, MA 02171-2105	521,501	5.64%

Institutional II	Charles Schwab & Co. Omnibus Account Reinvest Attn Mutual Funds Department 101 Montgomery Street San Francisco, CA 94104-4122	411,475	38.09%

Institutional II	First Alaskans Foundation 606 E St. Suite 200 Anchorage, AK 99501-3528	60,751	5.62%

Institutional II	JP Morgan Invest LLC FBO 80372925 1 Beacon St. Suite 18 Boston, MA 02108-3107	104,909	9.71%

Institutional II	Deutsche Bank Trust Co Americas FBO 2367504040 P.O. Box 9005 Church Street Station New York, NY 10008	63,705	5.90%

B	First Clearing LLC A/C 3677-3809 Rodney A. Gibson IRA FCC as Custodian P.O. Box 486 Saluda, NC 28773-0486	3,709	5.51%

B	Morgan Stanley DW Inc Cust For Donald M. Rubinsky P.O. Box 250 New York, NY 10008-0250	4,088	6.07%

C	William R. Sutt TTEE Trust FBO Lindsey Sutt U/A DTD 07/11/2002 2670 Hunter Rd Bettendorf, IA 52722-6239	1,907	5.42%

C	Scudder Trust Company Cust Colonial Church of Edina 403B FBO David C. Fisher 213 Coventry Ct. Edina, MN 55435-5636	1,811	5.14%

C	Pershing LLC P.O Box 2052 Jersey City, NJ 07303-20-52	1,764	5.01%

C	Victoria A. Peslen 1305 W. Northern Pkwy Baltimore, MD 21209-3716	4,125	11.72%

Investment	Charles Schwab & Co Omnibus Account Reinvest Attn Mutual Fund Acct Mgmt Team 101 Montgomery Street 333-8 San Francisco, CA 94104	5,089,981	29.01%

Investment	State Street Corp as Trustee for Westinghouse Savannah River/Bechtel Savannah River Inc Savings and Investment Plan 34 Exchange P. #3064 Jersey City, NJ 07302-3885	2,040,199	11.68%

Investment	National Financial Services Corp For Excl Benefit our Customers Attn Mutual Funds Church Street Station P.O. Box 3908 New York, NY 10008-3908	1,173,576	6.69%

Information Concerning Committees and Meetings of Trustees

The Board of Trustees of the Trusts met six times during the calendar year ended December 31, 2003 and each Trustee attended at least 75% of the meetings of the Boards and meetings of the committees of the Boards of Trustees on which such Trustee served.

Board Committee. The Trusts’ Board currently has the following committees:

Audit Committee: The Audit Committee selects the independent auditors for the fund, confers with the independent auditors regarding the fund’s financial statements, the results of audits and related matters, and performs such other tasks as it deems necessary or appropriate. The Audit Committee approves all significant services proposed to be performed by the independent auditors and considers the possible effect of such services on their independence. The members of the Audit Committee are S. Leland Dill (Chairman) and all of the Independent Trustees. The Audit Committee met seven times during the calendar year ended December 31, 2003.

Nominating and Governance Committee: The primary responsibilities of the Nominating and Governance Committee, consisting of all the Independent Trustees, are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The Nominating and Governance Committee also evaluates and nominates Board member candidates. The Nominating and Governance Committee, which meets as often as deemed appropriate by the Committee, met once during the last calendar year.

Valuation Committee: The Valuation Committee is authorized to act for the Board of Trustees in connection with the valuation of securities held by the Fund’s portfolio in accordance with the Funds’ Valuation Procedures. Messrs. Hale, Saunders and Wadsworth are members of the Valuation Committee with Messrs. Burt, Dill, Gruber, Hardiman, Herring, Jones, Searcy and Ms. Rimel as alternates. Two Trustees are required to constitute a quorum for meetings of the Valuation Committee. The Valuation Committee met four times during the most recent calendar year.

Additional Committees: On February 25, 2003, the Board of Trustees organized a Fixed Income, Equity and Operations Committees. The members of the Fixed Income Committee are Messrs. Jones and Searcy and Ms. Rimel. The members of the Equity Committee are Messrs. Burt, Gruber, Hardiman and Herring. The members of the Operations Committee are Messrs. Dill, Saunders and Wadsworth. The Fixed Income, Equity and Operations Committees periodically review the investment performance and operations of the Funds.

Remuneration. Officers of the Funds/Portfolio receive no direct remuneration from the Funds/Portfolio. Officers and Trustees of the Funds/Portfolio who are officers or trustees of Deutsche Asset Management or the Advisor may be considered to have received remuneration indirectly. Each Trustee who is not an “interested person” of the Funds/Portfolio (as defined in the Investment Company Act) (an “Independent Trustee”) receives compensation from the Funds/Portfolio for his or her services, which includes an annual retainer fee and an attendance fee for each Board meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board meetings). Additionally, each Independent Trustee receives a fee for each telephonic Audit Committee or Board meeting in which he or she participates. Each Independent Trustee also may receive a fee for certain special committee meetings attended. In addition, the Chairman of the Audit Committee receives an annual fee for his services.

Members of the Board of Trustees who are employees of the Advisor or its affiliates receive no direct compensation from either Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by either Fund or Portfolio. The following table shows compensation received by each Trustee from each Trust and the Portfolio and aggregate compensation from the Fund Complex during the calendar year 2003.

Name of Trustee	Aggregate Compensation from Scudder Advisor Funds[1]	Aggregate Compensation from Scudder Institutional Funds[2]	Compensation from International Equity Portfolio	Total Compensation Paid to Trustees from the Fund and the Fund Complex[3]
Richard R. Burt	$500	$500	$2,294	$168,640
S. Leland Dill	$500	$500	$2,387	$141,000
Martin J. Gruber	$500	$500	$2,298	$140,939
Richard T. Hale	$0	$0	$0	$0
Joseph R. Hardiman[4]	$500	$500	$2,298	$136,000
Richard J. Herring[4]	$500	$500	$2,294	$139,390
Graham E. Jones	$500	$500	$2,352	$136,000
Rebecca W. Rimel[4]	$500	$500	$2,396	$142,780
Philip Saunders, Jr.[4]	$500	$500	$2,276	$135,970
William N. Searcy	$500	$500	$2,298	$136,000
Robert H. Wadsworth	$500	$500	$2,298	$170,000

[1]	Scudder Advisor Funds consists of the following series:

Cash Management Fund Investment

Tax Free Money Fund Investment

NY Tax Free Money Fund Investment

Treasury Money Fund Investment

International Equity Fund — A, B, C, and Investment Class

Mid Cap Fund — A, B, C, R, Institutional and Investment Class

Lifecycle Long Range Fund — Investment Class

Lifecycle Mid Range Fund — Investment Class

Lifecycle Short Range Fund — Investment Class

Small Cap Fund — A, B, C, R and Investment Class

Quantitative Equity Fund- Institutional and Investment Class

PreservationPlus Income Fund — A, C and Investment Class

Global Equity Fund — A, B, C, and Institutional Class

[2]	Scudder Institutional Funds consists of the following series:

Cash Management Fund – Institutional Class

Cash Reserves Fund – Institutional Class

Treasury Money Fund – Institutional Class

International Equity Fund — Institutional Class I and Institutional Class II

Equity 500 Index Fund – Premier Class, Investment Class

Liquid Assets Fund — Institutional Class

Daily Assets Fund — Institutional Class

Treasury and Agency Fund – Institutional Class

[3]	During calendar year 2003, the total number of funds overseen by each Trustee was 68 except for Messrs. Burt (70 funds), Gruber (69 funds), Hale (201 funds), and Wadsworth (71 funds).

[4]	Of the amounts payable to Ms. Rimel and Messrs. Hardiman, Herring and Saunders, $124,889, $48,150, $33,803 and $122,498, respectively, was deferred pursuant to a deferred compensation plan.

Code of Ethics

The Board of Trustees of each the Trusts has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Trust’s Code of Ethics permits access persons of the Funds (Board members, officers of the Corporations and employees of the Advisor), to make personal securities transactions for their own accounts. This include transactions in securities that may be purchased or held by a Fund, but requires compliance with the Code’s preclearance requirements, subject to certain exceptions. In addition, the Trust’s Code provides for trading blackout periods that prohibit trading of personnel within periods of trading by the Portfolio in the same security. The Trust’s Code of Ethics prohibits short term trading profits, prohibits personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

The Funds’ Advisor, Subadvisor and its affiliates (including the Funds’ Distributor, SDI) have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act (the “Consolidated Code”). The Consolidated Code permits access persons to trade in securities for their own accounts, subject to compliance with the Consolidated Code’s preclearance requirements, that may be purchased or held by each Fund. In addition, the Consolidated Code also provides for trading “blackout periods” that prohibit trading by personnel within periods of trading by the Fund in the same security. The Consolidated Code also prohibits short term trading profits, and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

PROXY VOTING GUIDELINES

The Funds have delegated proxy voting responsibilities to the Advisor, subject to the Board’s general oversight. The Funds have delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Funds’ best economic interests. With respect to US regulated companies advised by the Advisor, the Advisor agreed to follow the Proxy Voting Policies and Procedures (“Policies”), and Proxy Voting Guidelines (“Guidelines”) of the Funds’ Administrator, Deutsche Asset Management, Inc., (“DeAM, Inc.,”). The Policies address, among other things, conflicts of interest that may arise between the interests of the Funds, and the interests of the Advisor and its affiliates, including the Fund’s principal underwriter. The Guidelines set forth the DeAm, Inc.’s general position on various proposals, such as:

•	Shareholder Rights — DeAM, Inc. generally votes against proposals that restrict shareholder rights.

•	Corporate Governance — DeAM, Inc. generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

•	Anti-Takeover Matters — DeAM, Inc. generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes “against” the adoption of poison pills if they are submitted for shareholder ratification. DeAM, Inc. generally votes for fair price proposals.

•	Routine Matters — DeAM, Inc. generally votes for the ratification of auditors, procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. DeAM, Inc. generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third-party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). DeAM, Inc. votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the 1940 Act.

Although the Guidelines set forth DeAM, Inc.’s general voting positions on various proposals, the DeAM, Inc. may, consistent with the Funds’ best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board, or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

DeAM, Inc. may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the DeAM, Inc. resolves conflicts of interest. To resolve conflicts, DeAM, Inc., under normal circumstances, votes proxies in accordance with its Guidelines. If DeAM, Inc. departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, DeAM, Inc.’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that DeAM, Inc. has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that DeAM, Inc. has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically DeAM, Inc. will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, DeAM, Inc. may not be able to vote proxies or DeAM, Inc. may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, DeAM, Inc. may not vote proxies on certain foreign securities due to local restrictions or customs. DeAM, Inc. generally does not vote proxies on securities subject to share blocking restrictions.

INVESTMENT ADVISORY AND OTHER SERVICES

Each Trust has not retained the services of an investment advisor since the Trusts seek to achieve the investment objectives of the Funds by investing all the assets of the Funds in the Portfolio.

DeAM, Inc., 345 Park Avenue, New York, New York 10154, acts as the investment advisor to the Portfolio pursuant to the terms of a management contract (“Investment Advisory Contract”), and DeAMIS, One Appold Street, London, EC2A 2UU, England, acts as the investment sub-advisor to the Portfolio pursuant to the terms of a management contract (“Subadvisory Contract”).

Subject to the overall supervision of the Portfolio’s Trustees, the Advisor is responsible for the day-to-day investment decisions, the execution of portfolio transactions and the general management of the Portfolio’s investments and provides certain supervisory services. Under its Investment Advisory Contract, the Advisor is permitted, subject to the approval of the Board of Trustees of the Trusts, to delegate to a third party responsibility for management of the investment operations of the Portfolio. The Advisor has delegated this responsibility to the Portfolio’s Subadvisor. The Advisor retains overall responsibility, however, for supervision of the investment management program for the Portfolio.

It is the Subadvisor’s responsibility, under the overall supervision of the Advisor, to conduct the day-to-day investment decisions of the Portfolio, arrange for the execution of portfolio transactions and generally manage the Portfolio’s investments in accordance with its investment objective, policies and restrictions.

The Portfolio is managed by a team of investment professionals who each play an important role in the Portfolio’s management process. Team members work together to develop investment strategies and select securities for the Portfolio. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates, including the Subadviser, believe(s) its team approach benefits investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of the Portfolio, as well as team members who have other ongoing management responsibilities for the Portfolio, are identified in each Fund’s prospectus, as of the date of the Fund’s prospectus. Composition of the team may change over time, and shareholders and investors will be notified of changes affecting individuals with primary Fund management responsibility.

Pursuant to its contract with the Portfolio, the Advisor receives a fee from the Portfolio, computed daily and paid monthly, at the annual rate of 0.65% of the average daily net assets of the Portfolio. The Advisor pays the Subadviser out of this fee for the Subadvisor’s services.

The Advisor and the Administrator have contractually agreed to waive their fees and reimburse expenses so that total expenses will not exceed those set forth in each Fund’s Prospectuses. For each class of each Fund the contractual fee waivers cover the 16-month period from each Fund’s most recently completed fiscal year. These contractual fee waivers may only be changed by a Fund’s Board of Trustees.

For the fiscal years ended October 31, 2003 and 2002, the Advisor earned $3,547,449 and $6,596,444, respectively, as compensation for investment advisory services provided to the Portfolio. During the fiscal years ended October 31, 2003 and 2002, the Advisor reimbursed $681,446 and $1,050,668, respectively to the Portfolio to lower expenses.

For the period March 8, 2001 to October 31, 2001, the Advisor earned $7,947,628 as compensation for investment advisory services provided to the Portfolio. During this period, the Advisor reimbursed $1,183,115 to the Portfolio to cover expenses.

For the period November 1, 2000 to March 7, 2001, Bankers Trust, a former investment adviser to the Portfolio, earned $6,198,812 as compensation for investment advisory services provided to the Portfolio. During this period, Bankers Trust reimbursed $1,063,976 to the Portfolio to cover expenses.

Both the Advisor and the Subadvisor are registered with the Commission as investment advisors and provide a full range of investment advisory services to institutional and retail clients. Both the Advisor and the Subadvisor are indirect, wholly-owned subsidiaries of Deutsche Bank AG, an international commercial and investment banking group.

Under its Investment Advisory Contract, the Portfolio (and the Funds) are responsible for all of their other expenses including: organizational costs, fees and expenses, incurred in connection with membership in investment company organizations; brokers’ commissions; legal, auditing and accounting expenses, insurance; taxes and governmental fees; the fees and expenses of the Transfer Agent; any other expenses of the issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of a Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. A Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. A Fund is also responsible for its expenses of shareholders’ meetings, the cost of responding to shareholders’ inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of the Fund with respect thereto.

The Investment Advisory Contract and the Subadvisory Contract provides that the Advisor and Subadvisor, respectively, shall not be liable for any error or judgment or mistake of law or for any loss suffered by a Fund in connection with matters to which the Investment Advisory or Subadvisory Contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor or Subadvisor in the performance of its duties or from reckless disregard by the Advisor or Subadvisor of its obligations and duties under the Investment Advisory Contract and the Subadvisory Contract, respectively.

Investment Advisory and Subadvisory Contract Approval

The Investment Advisory Contract and the Subadvisory Contract have an initial term of two years and continues in effect, from year to year thereafter if such continuance is specifically approved at least annually by the Portfolio’s Board of Trustees or by a majority of the outstanding voting securities of the Portfolio, and in either event, by a majority of the Independent Trustees of the Portfolio’s Board who have no direct or indirect financial interest in such agreements, with such Independent Trustees casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding Shares (as defined under “Capital Stock”). The Board approved the continuation of the Investment Advisory Contract for the Advisor on August 21, 2003, and approved the continuation of the Subadvisory Contract on September 30, 2002. In approving the continuation of Investment Advisory Contract and the Subadvisory Contract, the Board, including the Independent Trustees, carefully considered (1) the nature and quality of services to be provided to the Portfolio; (2) the Advisor’s and Subadvisor’s compensation and profitability for providing such services; (3) the indirect costs and benefits of providing the advisory services; (4) the extent to which economies of scale are shared with the Portfolio through breakpoints or otherwise; and (5) comparative information on fees and expenses of similar mutual funds. Specifically, the Board considered the fact that the Advisor benefited, at least indirectly, from certain securities lending, custody and brokerage relationships between the Portfolio and affiliates of the Advisor (and that the Board received information regularly about these relationships). The Board also considered the nature and extent of benefits that the Advisor received from the brokerage and research services it received from broker-dealers who executed portfolio transactions for the Portfolio. After requesting and reviewing such information, as they deemed necessary, the Board concluded that the continuance of the Investment Advisory Contract and Subadvisory Contract was in the best interest of the Portfolio and its shareholders. The Portfolio or the Advisor may terminate the Investment Advisory Contract and Subadvisory Contract on sixty days’ written notice without penalty. The Investment Advisory Contract and Subadvisory Contract will terminate automatically in the event of assignment (as defined in the 1940 Act).

Administrator

Under an Administration Agreement dated July 1, 2001, Investment Company Capital Corporation (“ICCC” or “the Administrator”) calculates the net asset value of the Funds, calculates the value of the assets of the Funds, and generally assists the Board of Trustees of the Trusts in all aspects of the administration and operation of the Trusts. Prior to July 1, 2001, Bankers Trust Company (now Deutsche Bank Trust Company Americas) served as the administrator to each Trust. The Administration Agreement provides for Scudder Advisor Funds, on behalf of International Equity Fund – Investment Class, to pay the Advisor a fee, computed daily and paid monthly, equal on an annual basis to 0.85% of the average daily net assets of the Fund. The Administration Agreement provides for Scudder Advisor Funds, on behalf of International Equity Fund – Class A, B and C shares, to pay the Advisor a fee, computed daily and paid monthly, equal on an annual basis to 0.85% of the average daily net assets of the Fund. The Administration Agreement provides for Scudder Institutional Funds, on behalf of International Equity Fund – Institutional Class I, to pay the Advisor a fee, computed daily and paid monthly, equal on an annual basis to 0.40% of the average daily net assets of the Fund. The Administration Agreement provides for Scudder Institutional Funds, on behalf of International Equity Fund – Institutional Class II, to pay the Advisor a fee, computed daily and paid monthly, equal on an annual basis to 0.70% of the average daily net assets of the Fund. The Administration Agreement provides for the Portfolio, on behalf of International Equity Fund – Investment Class, to pay the Advisor a fee, computed daily and paid monthly, equal on an annual basis to 0.15% of the average daily net assets of the Fund.

Pursuant to the Administration Agreement, the Administrator may delegate one or more of its responsibilities to others at the Administrator’s expense.

Under the Administration Agreement, the Administrator is obligated on a continuous basis to provide such administrative services as the Board of Trustees of each Trust and the Portfolio reasonably deem necessary for the proper administration of the Trust or the Portfolio. The Administrator will generally assist in all aspects of each Fund’s operations; supply and maintain office facilities (which may be in ICCC’s own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with Declarations of Trust, by-laws, investment objectives and policies and with Federal and state securities laws; arrange for appropriate insurance coverage; calculate net asset values, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

For the fiscal years ended October 31, 2003 and 2002, ICCC earned $3,091,213 and $5,439,643, respectively, as compensation for administrative and other services to the Class A, B and C and Investment Class shares and reimbursed $344,796 and $609,757, respectively, to cover expenses for the Class A, B and C and Investment Class shares. For the fiscal years ended October 31, 2003 and 2002, ICCC earned $779,797 and $1,787,494 in compensation for administrative and other services provided to Institutional Class I and II shares, and reimbursed $367,916 and $778,401, respectively, to cover expenses.

For the period June 29, 2001 to October 31, 2001, ICCC earned $33,722 in compensation for administrative and other services provided to the International Equity Fund — Class A, B and C Shares. During this period, ICCC reimbursed $4,621 to cover expenses.

For the period July 1, 2001 to October 31, 2001, ICCC earned $3,062,654 in compensation for administrative and other services provided to the International Equity Fund — Investment Class. During this period, ICCC reimbursed $432,353 to cover expenses.

For the period November 1, 2000 to June 30, 2001, Bankers Trust earned $9,356,646 in compensation for administrative and other services provided to the International Equity Fund — Investment Class. During this period, Bankers Trust reimbursed $594,943 to cover expenses.

For the period July 1, 2001 to October 31, 2001, ICCC earned $338,187 in compensation for administrative and other services provided to Institutional Class II shares of the Fund. During this period, ICCC reimbursed $102,516 to cover expenses.

For the period November 1, 2000 to June 30, 2001, Bankers Trust earned $1,058,221 in compensation for administrative and other services provided to Institutional Class II shares of the Fund. During this period, Bankers Trust reimbursed $232,958 to cover expenses.

Distributor

Scudder Distributors, Inc. (“SDI”) is the principal distributor for shares of the Funds. SDI is a registered broker-dealer and is affiliated with DeAM, Inc. The principal business address of SDI is 222 South Riverside Plaza, Chicago, IL 60606.

Class A, B and C Shares Only. In addition, with respect to Class A, B and C shares, these classes may enter into Shareholder Servicing Agreements with certain financial institutions to act as shareholder servicing agents, pursuant to which the Distributor will allocate a portion of its distribution fee as compensation for such financial institutions’ ongoing shareholder services. The Funds may also enter into shareholder servicing agreements pursuant to which the Advisor or its affiliates will provide compensation out of their own resources for ongoing shareholder services. Currently, banking laws and regulations do not prohibit a financial holding company affiliate from acting as distributor or shareholder servicing agent or in other capacities for investment companies. Should future legislative, judicial or administrative action prohibit or restrict the activities of the shareholder servicing agents in connection with the shareholder servicing agreements, the Trust may be required to alter materially or discontinue its arrangements with the shareholder servicing agents. Such financial institutions may impose separate fees in connection with these services and investors should review the Prospectuses and this SAI in conjunction with any such institution’s fee schedule.

For the Class A Shares, the Distributor receives an annual fee, paid monthly, equal to 0.25% of the average daily net assets of the Class A Shares. With respect to the Class A Shares, the Distributor expects to allocate up to all of its fee to participating dealers and shareholder servicing agents. As compensation for providing distribution and shareholder services as described above for the Class B and C Shares, the Distributor receives an annual fee, paid monthly, equal to 0.75% of their respective average daily net. In addition, with respect to the Class B and C Shares, the Distributor receives a shareholder servicing fee at an annual rate of 0.25% of their respective average daily net assets. (See the Prospectus for the Class A, B and C shares.)

Pursuant to Rule 12b-1 under the 1940 Act, investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company’s board of directors and approved by their shareholders. The Fund has adopted plans of distribution for its Class A, B and C Shares (the “Plan”). Under the Plan, the Fund pays a fee to the Distributor for distribution and other shareholder servicing assistance as set forth in the Distribution Agreement, and the Distributor is authorized to make payments out of its fee to participating dealers and shareholder servicing agents. The Plan will remain in effect from year to year as specifically approved (a) at least annually by the Board of Trustees and (b) by the affirmative vote of a majority of the Independent Trustees, by votes cast in person at a meeting called for such purpose.

In approving the Plan, the Trustees concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plan would benefit the Fund and its shareholders. The Plan will be renewed only if the Trustees make a similar determination in each subsequent year. The Plan may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreement without the Fund’s shareholders. The plans may be terminated at any time by the vote of a majority of the Independent Trustees or by a vote of a majority of the Fund’s outstanding shares.

During the continuance of the Plan, the Trustees will be provided for their review, at least quarterly, a written report concerning the payments made under the Plans to the Distributor pursuant to the Distribution Agreement and to participating dealers pursuant to any sub-distribution agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the plans, the selection and nomination of the Independent Trustees will be committed to the discretion of the Independent Trustees then in office.

Under the Plan, amounts allocated to participating dealers and shareholder servicing agents may not exceed amounts payable to the Distributor under the Plan. Payments under the Plan are made as described above regardless of the

Distributor’s actual cost of providing distribution services and may be used to pay the Distributor’s overhead expenses. If the cost of providing distribution services to the Class A Shares is less than 0.25% of the Class A Shares’ average daily net assets for any period or if the cost of providing distribution services to the Class B and C Shares is less than 0.75% of the Classes’ respective average daily net assets for any period, the unexpended portion of the distribution fees may be retained by the Distributor. The Plan does not provide for any charges to the Funds for excess amounts expended by the Distributor and, if the Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to the Distributor pursuant to the Plan will cease and the Fund will not be required to make any payments past the date the Distribution Agreement terminates with respect to that Class. In return for payments received pursuant to the Plan, the Distributor pays the distribution-related expenses of the Fund including one or more of the following: advertising expenses; printing and mailing of prospectuses to other than current shareholders; compensation to dealers and sales personnel; and interest, carrying or other financing charges.

Service Agent

SISvC, as defined below, acts as a Service Agent pursuant to its agreement with the Trusts. SISvC is paid by the Administrator and receives no additional compensation from the Funds for such shareholder services. The service fees of any other Service Agents, including broker-dealers, will be paid by SISvC from its fees. The services provided by a Service Agent may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client’s account balance, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as the Transfer Agent or the Service Agent’s clients may reasonably request and agree upon with the Service Agent. Service Agents may separately charge their clients additional fees only to cover provision of additional or more comprehensive services not already provided under the agreement with the SISvC, or of the type or scope not generally offered by a mutual fund, such as cash management services or enhanced retirement or trust reporting. In addition, investors may be charged a transaction fee if they effect transactions in Fund shares through a Service Agent. Each Service Agent has agreed to transmit to shareholders, who are its customers, appropriate disclosures of any fees that it may charge them directly.

The following table shows the aggregate amount of distribution and shareholder servicing fees paid:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2003
Class A	$13,088	$—
Class B	$3,224	$276
Class C	$1,152	$125

Shareholder Servicing Fee	Total Aggregated	Effective Rate
Class B	$1,074	0.25%
Class C	$384	0.25%

Custodian

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian for the Trust and the Funds pursuant to a Custodian Agreement. As custodian, it holds the Portfolio’s assets. Prior to July 18, 2003, Deutsche Bank Trust Company Americas (“DBT Co.”) was the Trusts’ and the Fund’s custodian.

Transfer Agent

Scudder Investments Service Company (“SISvC”) serves as transfer agent of the Trust on behalf of the Funds and the Portfolio pursuant to a transfer agency agreement. Under its transfer agency agreement with the Trust, the

Transfer Agent maintains the shareholder account records for the Funds, handles certain communications between shareholders and the Fund and causes to be distributed any dividends and distributions payable by the Funds. The Transfer Agent may be reimbursed by the fund for its out-of-pocket expenses. Prior to December 16, 2002, Investment Company Capital Corp. (“ICCC”) acted as the Funds’ transfer and dividend disbursing agent.

Pursuant to a sub-transfer agency agreement between SISvC and DST Systems, Inc. (“DST”), SISvC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISvC, not by the Funds.

Expenses

Each Fund bears its own expenses. Operating expenses for a Fund generally consist of all costs not specifically borne by the Advisor, Administrator or the Distributor, including administration and services fees, fees for necessary professional services, amortization of organizational expenses and costs associated with regulatory compliance and maintaining legal existence and shareholder relations. The Portfolio bears its own expenses. Operating expenses for the Portfolio generally consist of all costs not specifically borne by the Advisor, Administrator or the Distributor, including investment advisory and administration and service fees, fees for necessary professional services, amortization of organizational expenses, the costs associated with regulatory compliance and maintaining legal existence and investor relations.

Counsel and Independent Auditors

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, serves as legal Counsel to the Trusts and the Portfolio and from time to time provides certain legal services to Deutsche Bank AG and its affiliates. PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110, has been selected as independent accountants for the Funds and the Portfolio.

ORGANIZATION OF THE TRUST

Scudder Advisor Funds, formerly BT Investment Funds and BT Tax-Free Investment Trust, is an open-end management company. Prior to May 16, 2003, Scudder Advisor Funds was known as BT Investment Funds. Prior to May 16, 1988, Scudder Advisor Funds was known as BT Tax-Free Investment Trust. Scudder Advisor Funds was organized on July 21, 1986 under the laws of the Commonwealth of Massachusetts. Scudder Institutional Funds, formerly BT Institutional Funds, is an open-end management company. Prior to May 16, 2003, Scudder Institutional Funds was known as BT Institutional Funds. Scudder Institutional Funds was organized on March 15, 1990 under the laws of the Commonwealth of Massachusetts.

Each Fund is a mutual fund: an investment that pools shareholders’ money and invests it toward a specified goal. Each Fund is a separate series of its respective Trust. Each Trust offers shares of beneficial interest of separate series, par value $0.001 per share. BT Investment Funds consists of 12 separate series, including International Equity Fund, which offer the Class A, B and C Shares and the Investment Class. BT Institutional Funds consists of eight separate series, including the International Equity Fund, which offers the Institutional Class I and Institutional Class II. The shares of the other series of a Trust are offered through separate prospectuses and statements of additional information. The shares of each series participate equally in the earnings, dividends and assets of the particular series - no series of shares has any preference over any other series. A Trust may create and reserves the right to issue additional series of shares, and more than one class of shares of a Fund. Each Trust’s Declaration of Trust permits the Trustees to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in a series. Each share represents an equal proportionate interest in a series with each other share. Shares when issued are fully paid and non-assessable, except as set forth below.

Shareholders are entitled to one vote for each share held.

Each Trust is an entity commonly known as a “Massachusetts business trust.” Massachusetts law provides that shareholders could under certain circumstances be held personally liable for the obligations of a Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of a Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by a Trust or a Trustee.

The Declaration of Trust provides for indemnification from a Trust’s property for all losses and expenses of any shareholder held personally liable for the obligations of a Trust. Thus, the risk of shareholders incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and a Trust itself was unable to meet its obligations, a possibility that the Trust believes is remote. Upon payment of any liability incurred by a Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of a Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

The Portfolio is a New York trust. The Portfolio, in which all the assets of the Funds will be invested, was organized as a master trust fund under the laws of the State of New York. The Declaration of Trust of the Portfolio provides that each Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of the Trusts believe that neither a Fund nor its shareholders will be adversely affected by reason of the Fund’s investing in the Portfolio. In addition, whenever a Trust is requested to vote on matters pertaining to the fundamental policies of the Portfolio, the Trust will hold a meeting of the Fund’s shareholders and will cast its vote as instructed by the Fund’s shareholders. The percentage of a Trust’s votes representing Fund shareholders not voting will be voted by the Trustee of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

Shares of each Trust do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Fund, except with respect to the election of Trustees.

Each Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders and mail proxy materials when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. These meetings may be called to elect or remove trustees, ratify the selection of independent accountants, change fundamental policies, approve a Portfolio’s investment advisory agreement, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. The Trust’s Transfer Agent will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. Shareholders have under certain circumstances the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees without a meeting. Upon liquidation of the Portfolio, shareholders of that Fund would be entitled to share pro rata in the net assets of the Portfolio available for distribution to shareholders.

Whenever a Trust is requested to vote on a matter pertaining to the Portfolio, the Trust will vote its shares without a meeting of shareholders of the Portfolio if the proposal is one, if which made with respect to the Portfolio, would not require the vote of shareholders of the Portfolio as long as such action is permissible under applicable statutory and regulatory requirements. For all other matters requiring a vote, the Trust will hold a meeting of shareholders of the Portfolio and, at the meeting of investors in the Portfolio, the Trust will cast all of its votes in the same proportion as the votes of all its shares at the Portfolio meeting. Other investors with a greater pro rata ownership of the Portfolio could have effective voting control of the operations of the Portfolio.

When matters are submitted for shareholder vote, shareholders of the Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of the Fund is required on any matter affecting the Fund on which shareholders are entitled to vote. Shareholders of the Fund are not entitled to vote on trust matters that do not affect the Fund. All series of a Trust will vote together on certain matters, such as electing trustees. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office, will call a shareholders’ meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust’s outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust’s outstanding shares. The Trust will also assist shareholders in communicating with one another as provided for in the 1940 Act.

Each series in a Trust will not be involved in any vote involving the Portfolio in which it does not invest its assets. Shareholders of all of the series of a Trust will, however, vote together to elect Trustees of the Trust and for certain other matters. Under certain circumstances, the shareholders of one or more series could control the outcome of these votes.

TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Funds. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Fund.

Taxation of the Funds. Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code and has qualified as such since its inception. Each Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated investment company, each Fund must meet certain requirements regarding the source of its income, the diversification of its assets, and the distribution of its income:

(a)	Each Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies.

(b)	Each Fund must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of each Fund’s assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies (such as the Portfolio), and other securities limited in respect of any one issuer of such other securities to a value not greater than 5% of the value of The Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

(c)	Each Fund is required to distribute to its shareholders at least 90% of its taxable and tax-exempt net investment income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but that are not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of Each Fund’s taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although a Fund’s distribution policies should enable it to avoid excise tax liability, each Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of the Fund.

Taxation of the Portfolio. The Portfolio has elected to be treated as a regulated investment company under Subchapter M of the Code and has qualified as such since its inception. The Portfolio intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Portfolio level. The Portfolio is subject to the same asset diversification and income distribution requirements applicable to each Fund and as discussed above.

Taxation of Fund Distributions. Distributions from a Fund generally will be taxable to shareholders as ordinary income to the extent derived from investment income and net short-term capital gains. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) properly designated as capital gain dividends will be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held the shares in each Fund.

Long-term capital gain rates applicable to individuals have been temporarily reduced—in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning on or before December 31, 2008.

For taxable years beginning on or before December 31, 2008, “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. Qualified dividend income does not include interest from fixed-income securities. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Portfolio must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio, the Fund must meet holding period and other requirements with respect to its shares of the Portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Portfolio, a Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 180-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest. In order for a dividend paid by a foreign corporation to constitute “qualified dividend income,” the foreign corporation must (1) be eligible for the benefits of a comprehensive income tax treaty with the United States (or the stock on which the dividend is paid must be readily tradable on an established securities market in the United States), and (2) not be treated as a foreign personal holding company, foreign investment company, or passive foreign investment company.

In general, distributions of investment income designated by a regulated investment company as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to each Fund’s shares.

If the aggregate qualified dividends received by each Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss) then 100% of the Fund’s dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

Capital gains distributions may be reduced if capital loss carryforwards of a Fund or Portfolio are available. All capital loss carryforwards and any post-October loss deferrals to which each Fund is entitled are disclosed in the Fund’s annual and semi-annual reports to shareholders. All distributions by a Fund result in a reduction in the net asset value of the Fund’s shares. Should a distribution reduce the net asset value below a shareholder’s cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Sale or redemption of shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Dividends received deduction. It is not anticipated that dividends from domestic corporations will comprise a substantial part of the Portfolio’s gross income. If any such dividends constitute a portion of the Portfolio’s gross income, a portion of the income distributions of a Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends that so qualify. The dividends-received deduction is reduced to the extent the shares of a Fund with respect to which dividends are received are treated as debt-financed under federal income tax law and is eliminated if either the Fund shares or the dividend-paying shares are deemed to have been held by the the shareholder or the Portfolio, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.

Foreign Taxation. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable U.S. income tax treaty. A Fund may be eligible to pass through to shareholders its proportionate share of any foreign taxes paid by the Portfolio, with the result that shareholders may be able to include in income, and may be entitled to take any credits or deductions for such foreign taxes.

Passive Foreign Investment Companies. Equity investments by the Portfolio in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Portfolio to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to the Funds. However, the Portfolio may elect to avoid the imposition of that tax. For example, the Portfolio may elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case the Portfolio will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. The Portfolio also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Portfolio’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Portfolio to avoid taxation. Making either of these elections therefore may require the Portfolio to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Portfolio’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Tax effects of certain transactions. The Portfolio’s use of options, futures contracts, forward contracts (to the extent permitted) and certain other strategic transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

Transactions in foreign currencies, foreign investment currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

The Portfolio’s investment in zero coupon bonds and other debt obligations having original issue discount may cause each Fund to recognize taxable income in excess of any cash received from the investment.

Under current law, each Fund serves to block unrelated business taxable income (“UBTI”) from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in each Fund if either: (1) the Portfolio invests in real estate investment trusts (“REITs”) that hold residual interests in real estate mortgage investment conduits (“REMICs”); or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year. The Portfolio may invest in REITs that hold residual interests in REMICs.

Other tax considerations. Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish a Fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders of a Fund may be subject to state and local taxes on distributions received from a Fund and on redemptions of a Fund’s shares. Any shareholder who is not a U.S. Person (as such term is defined in the Code) should consider the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to U.S. withholding tax on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of each Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to each Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

FINANCIAL STATEMENTS

The financial statements for each Fund and the Portfolio for the period ended October 31, 2003, are incorporated herein by reference to the Annual Reports to shareholders for each Fund dated October 31, 2003. A copy of the Funds’ Annual Reports may be obtained without charge by contacting the Service Center at 1-800-621-1048.

ADDITIONAL INFORMATION

Internet Access

World Wide Web Site — The address of the Scudder Funds site is www.scudder.com. This site offers guidance on global investing and developing strategies to help meet financial goals and provides access to the Scudder investor relations department via e-mail. The site also enables users to access or view Fund prospectuses and profiles with links between summary information in Fund Summaries and details in the Prospectus. Users can fill out new account forms on-line, order free software, and request literature on the Funds.

Account Access — Scudder Funds is among the first mutual fund families to allow shareholders to manage their fund accounts through the World Wide Web. Scudder Fund shareholders can view a snapshot of current holdings, review account activity and move assets between Scudder Fund accounts.

Scudder Funds’ personal portfolio capabilities — known as SEAS (Scudder Electronic Account Services) — are accessible only by current Scudder Fund shareholders who have set up a Personal Page on Scudder’s Web site. Using a secure Web browser, shareholders sign on to their account with their Social Security number and their SAIL password. As an additional security measure, users can change their current password or disable access to their portfolio through the World Wide Web.

An Account Activity option reveals a financial history of transactions for an account, with trade dates, type and amount of transaction, share price and number of shares traded. For users who wish to trade shares between Scudder Funds, the Fund Exchange option provides a step-by-step procedure to exchange shares among existing fund accounts or to new Scudder Fund accounts.

Other Information

The CUSIP numbers for each class of the Fund are:

Scudder International Equity Fund	Class A shares: 81111R502 Class B shares: 81111R205 Class C shares: 81111R700 Investment Class: 8111R809

Scudder International Equity Fund	Institutional Class I: 81162403 Institutional Class II: 81162502

Scudder International Equity Fund has a fiscal year ending October 31st.

Each Fund’s prospectus and this SAI omit certain information contained in the Registration Statement and its amendments which each Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby.

Each Trust has filed with the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549, a Registration Statement under the 1933 Act with respect to the securities of each Fund and certain other series of the Trust. If further information is desired with respect to the Trust, the Fund or such other series, reference is made to the Registration Statement and the exhibits filed as a part thereof. The Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

APPENDIX

Bond and Commercial Paper Ratings

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

Moody’s Investors Service, Inc.’s Corporate Bond Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Moody’s Investors Service, Inc.’s Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of one year.

Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor’s Division of The McGraw-Hill Companies’(“Standard & Poor’s”) Corporate Bond Ratings

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P’s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NY: Bonds may lack an S&P rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P does not rate a particular type of obligation as a matter of policy.

Standard & Poor’s Commercial Paper Ratings

A: S&P’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1 “.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Fitch Investors Service, Inc. Bond Ratings

INVESTMENT GRADE

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA”. Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+”.

A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

HIGH YIELD GRADE

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Fitch Investors Service, Inc.

SHORT-TERM RATINGS

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+”.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the “F-1+” and “F-1 “ categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

Duff & Phelps Bond Ratings

INVESTMENT GRADE

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, and AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, and A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, and BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

HIGH YIELD GRADE

BB+, BB, and BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, and B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

Preferred stocks are rated on the same scale as bonds but the preferred rating gives weight to its more junior position in the capital structure. Structured financings are also rated on this scale.

Duff & Phelps Paper/Certificates of Deposit Ratings

CATEGORY 1: TOP GRADE

Duff 1 plus: Highest certainty of timely payment. Short-term liquidity including internal operating factors and/or ready access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 1 minus: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

CATEGORY 2: GOOD GRADE

Duff 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

CATEGORY 3: SATISFACTORY GRADE

Duff 3: Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless timely payment is expected.

No ratings are issued for companies whose paper is not deemed to be of investment grade.

Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated bonds. The Portfolio is dependent on the investment adviser’s or investment sub-adviser’s judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer’s ability to make interest and principal payments.

Note:

[1]	The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Portfolio’s fiscal year end.

STATEMENT OF ADDITIONAL INFORMATION

February 28, 2004

Investment Advisor of the Portfolio

DEUTSCHE ASSET MANAGEMENT, INC.

345 Park Avenue

New York, NY 10017

Administrator of the Portfolio

INVESTMENT COMPANY CAPITAL CORP.

One South Street

(Alex. Brown Building)

Baltimore, Maryland 21202

Distributor

SCUDDER DISTRIBUTORS, INC.

222 South Riverside Plaza

Chicago, IL 60606

Custodian

STATE STREET BANK AND TRUST COMPANY

225 Franklin Street

Boston, MA 02110

Transfer Agent

SCUDDER INVESTMENTS SERVICE COMPANY

222 South Riverside Plaza

Chicago, IL 60606

Independent Accountants

PRICEWATERHOUSECOOPERS LLP

160 Federal Street

Boston, MA 02110

Counsel

WILLKIE FARR & GALLAGHER LLP

787 Seventh Avenue

New York, NY 10019

No person has been authorized to give any information or to make any representations other than those contained in a Trust’s Prospectuses, its Statement of Additional Information or the Trust’s official sales literature in connection with the offering of the Trust’s shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. Neither the Prospectuses nor this Statement of Additional Information constitutes an offer in any state in which, or to any person to whom, such offer may not lawfully be made.

CUSIP #	055922546
055922538
055922520
055922868
055924856
055924849

IEFSAI (02/04)

PART C. OTHER INFORMATION

Item 23	Exhibits:

(a)		Declaration of Trust dated July 21, 1986; [1]

	(1)	Supplement to Declaration of Trust dated October 20, 1986; [1]

	(2)	Second Supplement to Declaration of Trust dated May 16, 1988; [1]

	(3)	Amendment to Declaration of Trust dated August 16, 1996; [31]

	(4)	Certificate of Amendment dated May 16, 2003; [31]

(b)		By-Laws; [1]

(c)		Incorporated by reference to Exhibit (b) above;

(d)

(i) Investment Advisory Agreement dated July 30, 2002 between International Equity Portfolio and Deutsche Asset Management, Inc.; [27]

(ii) Investment Sub-Advisory Agreement dated July 30, 2002 among International Equity Portfolio, Deutsche Asset Management, Inc. and Deutsche Asset Management Investment Services Limited; [27]

	(1)	Investment Advisory Agreement dated July 30, 2003 between the Registrant and Deutsche Asset Management, Inc.; [28]

	(2)	Investment Advisory Agreement dated July 30, 2003 between the BT Investment Portfolios and Deutsche Asset Management, Inc.; [28]

	(3)	Investment Advisory Agreement dated July 30, 2003 between Cash Management Portfolio and Deutsche Asset Management, Inc.; [28]

	(4)	Investment Advisory Agreement between Treasury Money Portfolio and Deutsche Asset Management, Inc.; [28]

	(5)	Form of Amendment to Investment Sub-Advisory Agreement between the Registrant, Deutsche Asset Management, Inc. and Deutsche Asset Management Investment Services Limited filed herein;

(e)		Distribution Agreement dated August 19, 2002; [24]

(f)		Bonus or Profit Sharing Contracts-Not applicable;

(g)		Custodian Agreement dated July 1, 1996; [2]

	(1)	Custodian Agreement between the Registrant and State Street Bank and Trust Company, dated April 1, 2003; [28]

(h)	(1)	Administration Agreement dated July 1, 2001; [21]

	(2)	Expense Limitation Agreement dated September 4, 2002; [24]

	(3)	Fund Accounting Agreement between Investment Company Capital Corporation and Scudder Fund Accounting Corporation dated June 3, 2002; [28]

	(4)	Form of Sub-Administration and Sub-Fund Accounting Agreement between Investment Company Capital Corporation, Scudder Fund Accounting and State Street Bank and Trust Company dated April 1, 2003; [28]

	(5)	Transfer Agency Agreement dated December 16, 2002 with Scudder Investment Services Company filed herein; [25]

	(6)	Agency Agreement between Scudder Investments Service Company and DST Systems, Inc., dated January 15, 2003; [28]

	(7)	Expense Limitation Agreement dated April 25, 2003; [30]

	(8)	Expense Limitation Agreement dated August 1, 2003; [32]

	(9)	Form of Expense Limitation Agreement dated February 1, 2004; [30]

	(10)	Form of Expense Limitation Agreement dated February 1, 2004; [30]

(i)(1)		Opinion and Consent of Willkie, Farr & Gallagher LLP filed herein;

(i)(2)		Opinion and Consent of Bingham McCutchen LLP; [30]

(j)		Consent of Independent Auditors filed herein; [30]

(k)		Not applicable

(1)		Not applicable

(m)		Rule 12b-1 Plan(s); [26], [29]

(o)		Rule 18f-3 Plan, as amended filed herein; [26]

(p)		Codes of Ethics for Funds; 16 and Advisor; [21], [28], [29], [30]

(p)(1)		Code of Ethics for Deutsche Asset Management, Inc.—U.S., dated January 1, 2004, filed herein;

(q)		Powers of Attorney of Registrant filed herein;

[1]	Incorporated by reference to Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-lA (“Registration Statement”) as filed with the Securities and Exchange (“Commission”) on July 31, 1995.

[2]	Incorporated by reference to Post-Effective Amendment No. 44 to Registrant’s Registration Statement as filed with the Commission on July 1, 1997.

[3]	Incorporated by reference to Post-Effective Amendment No. 46 to Registrant’s Registration Statement as filed with the Commission on January 28, 1998.

[4]	Incorporated by reference to Post-Effective Amendment No. 55 to Registrant’s Registration Statement as filed with the Commission on November 25, 1998.

[5]	Incorporated by reference to Post-Effective Amendment No. 56 to Registrant’s Registration Statement as filed with the Commission on January 28, 1999.

[6]	Incorporated by reference to Post-Effective Amendment No. 57 to Registrant’s Registration Statement as filed with the Commission on February 8, 1999.

[7]	Incorporated by reference to Post-Effective Amendment No. 29 to Registrant’s Registration Statement as filed with the Commission on November 8, 1993.

[8]	Incorporated by reference to Post-Effective Amendment No. 60 to Registrant’s Registration Statement as filed with the Commission on March 15, 1999.

[9]	Incorporated by reference to Post-Effective Amendment No. 63 to Registrant’s Registration Statement as filed with the Commission on July 29, 1999.

[10]	Incorporated by reference to Post-Effective Amendment No. 64 to Registrant’s Registration Statement as filed with the Commission on October 22, 1999.

[11]	Incorporated by reference to Post-Effective Amendment No. 66 to Registrant’s Registration Statement as filed with the Commission on December 23, 1999.

[12]	Incorporated by reference to Post-Effective Amendment No. 67 to Registrant’s Registration Statement as filed with the Commission on January 28, 2000.

[1][3]	Incorporated by reference to Post-Effective Amendment No. 68 to Registrant’s Registration Statement as filed with the Commission on April 28, 2000.

[14]	Incorporated by reference to Post-Effective Amendment No. 69 to Registrant’s Registration Statement as filed with the Commission on May 1, 2000.

[15]	Incorporated by reference to Post-Effective Amendment No. 70 to Registrant’s Registration Statement as filed with the Commission on June 26, 2000.

[16]	Incorporated by reference to Post-Effective Amendment No. 73 to Registrant’s Registration Statement as filed with the Commission on August 31, 2000.

[17]	Incorporated by reference to Post-Effective Amendment No. 74 to Registrant’s Registration Statement as filed with the Commission on September 29, 2000.

[18]	Incorporated by reference to Post-Effective Amendment No. 78 to Registrant’s Registration Statement as filed with the Commission on January 29, 2001.

[19]	Incorporated by reference to Post Effective Amendment No. 81 to Registrant’s Registration Statement as filed with the Commission on March 30, 2001.

[20]	Incorporated by reference to Post Effective Amendment No. 82 to Registrant’s Registration Statement as filed with the Commission on April 30, 2001.

[21]	Incorporated by reference to Post-Effective Amendment No. 84 to Registrant’s Registration Statement as filed with the Commission on June 29, 2001.

[22]	Incorporated by reference to Post-Effective Amendment No. 86 to Registrant’s Registration Statement as filed with the Commission on January 28, 2002.

[23]	Incorporated by reference to Post-Effective Amendment No. 94 to Registrant’s Registration Statement as filed with the Commission on September 30, 2002.

[24]	Incorporated by reference to Post-Effective Amendment No. 95 to Registrant’s Registration Statement as filed with the Commission on November 27, 2002.

[25]	Incorporated by reference to Post-Effective Amendment No. 97 to Registrant’s Registration Statement as filed with the Commission on January 31, 2003.

[26]	Incorporated by reference to Post-Effective Amendment No. 98 to Registrant’s Registration Statement as filed with the Commission on February 3, 2003.

[27]	Incorporated by reference to Post-Effective Amendment No. 99 to Registrant’s Registration Statement as filed with the Commission on February 28, 2003.

[28]	Incorporated by reference to Post-Effective Amendment No. 100 to Registrant’s Registration Statement as filed with the Commission on April 30, 2003.

[29]	Incorporated by reference to Post-Effective Amendment No. 104 to Registrant’s Registration Statement as filed with the Commission on October 1, 2003.

[30]	Incorporated by reference to Post-Effective Amendment No. 105 to Registrant’s Registration Statement as filed with the Commission on January 30, 2004.

Item 24	Persons Controlled by or Under Common Control with Registrant:

Not applicable.

Item 25	Indemnification:

Incorporated by reference to Post-Effective Amendment No. 38 to Registrant’s Registration Statement as filed with the Commission on April 29, 1996.

Item 26	Business and Other Connections of Investment Advisor:

During the last two fiscal years, no director or officer of Deutsche Asset Management, Inc., (File No. 801-27291) the Scudder International Equity Portfolio’s investment advisor, has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking.

Item 27	Principal Underwriters:

(a)

Scudder Distributors, Inc. acts as principal underwriter of the Registrant’s shares and acts as principal underwriter for certain registered open-end management investment companies and exclusive placement agent for certain master portfolios managed by Deutsche Investment Management Americas Inc. and Deutsche Asset Management Inc.

(b)

Information on the officers and directors of Scudder Distributors, Inc., principal underwriter for the Registrant, is set forth below. The principal business address is 222 South Riverside Plaza, Chicago, Illinois 60606.

Scudder Distributors, Inc. Name and Principal Business Address	Positions and Offices with Scudder Distributors, Inc.	Positions and Offices with Registrant
Thomas F. Eggers 345 Park Avenue New York, NY 10154	Chairman and Director	None

Jonathan R. Baum 345 Park Avenue New York, NY 10154	Chief Executive Officer, President and Director	None

Michael L. Gallagher 222 South Riverside Plaza Chicago, IL 60606	Vice President and Director	None

John W. Edwards, Jr. 60 Wall St. New York, NY 10005	Chief Financial Officer and Treasurer	None

C. Perry Moore 222 South Riverside Plaza Chicago, IL 60606	Chief Operating Officer and Vice President	None

Caroline Pearson Two International Place Boston, MA 02110-4103	Secretary	Assistant Secretary

Scudder Distributors, Inc. Name and Principal Business Address	Positions and Offices with Scudder Distributors, Inc.	Positions and Offices with Registrant
Linda J. Wondrack Two International Place Boston, MA 02110-4103	Vice President and Chief Compliance Officer	None

David Edlin 222 South Riverside Plaza Chicago, IL 60606	Vice President	None

Robert Froelich 222 South Riverside Plaza Chicago, IL 60606	Vice President	None

M. Patrick Donovan Two International Place Boston, MA 02110-4103	Vice President	None

Kenneth P. Murphy Two International Place Boston, MA 02110-4103	Vice President	Vice President and Anti-Money Laundering Officer

Philip J. Collora 222 South Riverside Plaza Chicago, IL 60606	Assistant Secretary	None

(c) Not applicable

Item 28	Location of Accounts and Records:

Scudder Advisor Funds (Registrant)	Deutsche Asset Management One South Street Baltimore, MD 21202

Deutsche Asset Management, Inc.: (Investment Advisor)	345 Park Avenue New York, NY 10154

ICCC: (Administrator)	One South Street Baltimore, MD 21202

Scudder Investments Service Company: (Transfer Agent)	222 South Riverside Plaza Chicago, IL 60606

Scudder Distributors, Inc.: (Distributor)	222 South Riverside Plaza Chicago, IL 60606

State Street Bank and Trust Company: (Custodian)	225 Franklin Street Boston, MA 02110

Scudder Investor Services, Inc. (Sub–Transfer Agent and Sub–Dividend Distribution Agent)	Two International Place Boston, Massachusetts 02110

Item 29	Management Services:

Not Applicable

Item 30	Undertakings:

None

Signatures

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Baltimore and State of Maryland on the 25 day of February 2004.

Scudder Institutional Funds

By:	/s/ Richard T. Hale

Richard T. Hale Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Richard T. Hale Richard T. Hale	Trustee, Chairman and Chief Executive Officer	February 25, 2004

/s/ Charles A. Rizzo Charles A. Rizzo	Treasurer	February 25, 2004

/s/ Richard R. Burt Richard R. Burt*	Trustee	February 25, 2004

/s/ S. Leland Dill S. Leland Dill*	Trustee	February 25, 2004

/s/ Martin J. Gruber Martin J. Gruber*	Trusteee	February 25, 2004

/s/ Joseph R. Hardiman Joseph R. Hardiman*	Trustee	February 25, 2004

/s/ Richard J. Herring Richard J. Herring*	Trustee	February 25, 2004

/s/ Graham E. Jones Graham E. Jones*	Trustee	February 25, 2004

/s/ Rebecca W. Rimel Rebecca W. Rimel*	Trustee	February 25, 2004

/s/ Philip Saunders, Jr. Philip Saunders, Jr.*	Trustee	February 25, 2004

/s/ William N. Searcy William N. Searcy*	Trustee	February 25, 2004

/s/ Robert H. Wadsworth Robert H. Wadsworth*	Trustee	February 25, 2004

*By:	/s/ Caroline Pearson

Caroline Pearson**

**	Attorney-in-fact pursuant to the powers of attorney, dated September 3, 2002, filed with Post-Effective Amendment No. 94 to the Registrant’s Registration Statement as filed with the Commission on September 30, 2002.

SCUDDER ADVISOR FUNDS

EXHIBIT INDEX

Exhibit (d)(5)

Exhibit (h)(5)

Exhibit (i)(1)

Exhibit (j)

Exhibit (o)

Exhibit (p)(1)

Exhibit (q)